SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 4
                                    FORM S-6

                               FILE NO. 333-44644
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2 (811-05213)

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C.       Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D.       Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                     IDS Life Insurance Company of New York
                           50607 AXP Financial Center
                          Minneapolis, Minnesota 55474

 It is proposed that this filing will become effective, (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [X]  on Jan. 17, 2003 pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F.       Approximate date of proposed public offering: not applicable.

Note: The prospectus filed electronically herewith is not intended to supersede the prospectus filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-44644, filed on or about April 29, 2002.

IDS Life of New York
Variable Universal Life IV

Variable Universal Life IV - Estate Series

Issued by: IDS Life Insurance Company of New York

Prospectus


January 17, 2003


A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

IDS Life Variable Life of New York Account 8

Issued and sold by:  IDS Life Insurance Company of New York
                     (IDS Life of New York)
                     20 Madison Avenue Extension
                     Albany, NY 12203
                     Telephone: (800) 541-2251
                     Web site address: americanexpress.com

This prospectus contains information that you should know before investing in IDS Life of New York Variable Universal Life IV (VUL IV-NY) and IDS Life of New York Variable Universal Life IV - Estate Series (VUL IV ES-NY). VUL IV ES-NY is a life insurance policy with an initial specified amount of $1,000,000 or more. All other policies are VUL IV policies. The information in this prospectus applies to both VUL IV ES-NY and VUL IV-NY unless otherwise specified. Prospectuses are also available for the underlying funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether variable universal life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this policy is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this policy involves investment risk including possible loss of principal.

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1   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES--PROSPECTUS

Table of Contents

The Policy in Brief.......................................3

Loads, Fees and Charges...................................4
      Fund Expenses.......................................5
      Premium Expense Charge..............................7
      Monthly Deduction...................................8
      Surrender Charge....................................8
      Partial Surrender Charge...........................11
      Mortality and Expense Risk Charge..................11
      Transfer Charge....................................11
      Optional Insurance Benefits........................11
      Other Information on Charges.......................11

Purchasing Your Policy...................................12
      Application........................................12
      Right to Examine Policy............................12
      Premiums...........................................12

Keeping The Policy in Force..............................13
      No Lapse Guarantee.................................13
      No Lapse Guarantee to Age 70.......................13
      No Lapse Guarantee to Age 100......................13
      Minimum Initial Premium Period.....................13
      Grace Period.......................................14
      Reinstatement......................................14

The Variable Account.....................................14

The Funds................................................15
      Fund Objectives....................................22
      Relationship between Funds and Subaccounts.........22

Rates of Return of the Funds and Subaccounts.............23

The Fixed Account........................................32

Policy Value.............................................32
      Fixed Account Value................................32
      Subaccount Values..................................32

Proceeds Payable Upon Death..............................34
      Change in Death Benefit Option.....................35
      Changes in Specified Amount........................35
      Misstatement of Age or Sex.........................36
      Suicide............................................36
      Beneficiary........................................36

Transfers Between the Fixed Account and Subaccounts......37

      Fixed Account Transfer Policies....................37
      Minimum Transfer Amounts...........................37
      Maximum Transfer Amounts...........................38
      Maximum Number of Transfers Per Year...............38
      Two Ways to Request a Transfer, Loan or Surrender..38
      Automated Transfers................................39
      Automated Dollar-Cost Averaging....................39
      Asset Rebalancing..................................40

Policy Loans.............................................40

Policy Surrenders........................................41
      Total Surrenders...................................41
      Partial Surrenders.................................41
      Allocation of Partial Surrenders...................41
      Effect of Partial Surrenders.......................41
      Taxes..............................................41
      Exchange Right.....................................42

Optional Insurance Benefits..............................42
      Accelerated Benefit Rider for Terminal Illness.....42
      Accidental Death Benefit...........................42
      Automatic Increase Benefit Rider...................42
      Base Insured Rider.................................42
      Children's Insurance Rider.........................42
      Other Insured Rider................................42
      Waiver of Monthly Deduction........................42

Payment of Policy Proceeds...............................43

Federal Taxes............................................45
      IDS Life of New York's Tax Status..................45
      Taxation of Policy Proceeds........................45
      Modified Endowment Contracts.......................46
      Other Tax Considerations...........................46

IDS Life of New York.....................................47
      Ownership..........................................47
      State Regulation...................................47
      Distribution of the Policy.........................47
      Legal Proceedings..................................47
      Experts............................................48

Management of IDS Life of New York.......................48
      Directors..........................................48
      Officers Other than Directors......................49

Other Information........................................49
      Substitution of Investments........................49
      Voting Rights......................................49
      Reports............................................50
      Rating Agencies....................................50

Policy Illustrations.....................................50
      Understanding the Illustrations....................50

      Effect of Expenses and Charges.....................51

Key Terms................................................56

Annual Financial Information (Unaudited).................58

Notes to Financial Statements (Unaudited)................71

Condensed Financial Information (Unaudited)..............75

Annual Financial Information.............................81

Notes to Financial Statements ...........................95

Condensed Financial Information (Unaudited).............100


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2   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The Policy in Brief

Loads, fees and charges: You pay the following charges either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks.

o Fund expenses -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 5)

o Premium expense charge -- 3.5% is deducted from each premium payment to cover some distribution expenses, and state and local premium taxes and federal taxes. (p. 7)

o Monthly deduction -- charged against the value of your policy each month (prior to the insured's attained insurance age 100), covering the cost of insurance, the policy fee and the cost of optional insurance benefits. For VUL IV-NY, the policy fee is $7.50 per month for initial specified amounts below $250,000, and $0 per month for initial specified amounts of $250,000 and above. For VUL IV ES-NY, the policy fee is $0 per month. The cost of insurance for both policies depends on the amount of the death benefit, the policy value and the insured's insurance age, duration, sex and risk classification. (p. 8)

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount. (p. 8)


o Partial surrender charge -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. 11)


o Mortality and expense risk charge -- applies only to the sub accounts; equals, on an annual basis, 0.9% of the average daily net asset value of the sub accounts for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV-NY and 0.30% for VUL IV ES-NY. For years 21 and after, this charge equals 0.30% for VUL IV-NY and 0.20% for VUL IV ES-NY. (p. 11)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 12)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 12)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. (p. 12)

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. Each policy has the following two no lapse guarantee options:

o No Lapse Guarantee To Age 70 (NLG-70) guarantees the policy will not lapse before the insured's attained insurance age 70 (or 10 years, if later).

o No Lapse Guarantee To Age 100 (NLG-100) guarantees the policy will not lapse before the insured's attained insurance age 100.

This feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 13)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and neither of the NLGs nor the minimum initial premium period is in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 14)

Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. (p. 14)

Purpose: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

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3   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

     The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 14)

     The fixed account, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4.0%. (p. 32)

Proceeds payable upon death: Prior to the insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value, or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 34)

On or after the insured's attained age 100, the proceeds payable upon the death of the insured will be the greater of: (p. 35)

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You can also arrange for automated transfers among the fixed account and subaccounts. (p. 37)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit, policy value and NLG provisions. A loan also may have tax consequences, including IRS penalties, if your policy lapses or you surrender it. (p. 40)

Policy surrenders: You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. Partial surrenders may also be available with certain limits. Surrenders may be subject to IRS taxes and penalties (including a 10% IRS penalty for those policies classified as "modified endowments" if you surrender prior to your reaching age 59 1/2). (p. 41)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p. 42)

Optional insurance benefits -- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 42)

Payment of policy proceeds: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 43)

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your initial investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 45)

Loads, Fees and Charges

Policy charges compensate IDS Life of New York for:

o    providing the insurance benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

--------------------------------------------------------------------------------
4 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

FUND EXPENSES
The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                Management        12b-1        Other
                                                                   fees           fees       expenses           Total
AXP(R) Variable Portfolio -
      Blue Chip Advantage Fund                                      .53%          .13%          .13%           .79%(1)
      Bond Fund                                                     .60           .13           .07            .80(1)
      Capital Resource Fund                                         .62           .13           .05            .80(1)
      Cash Management Fund                                          .51           .13           .05            .69(1)
      Diversified Equity Income Fund                                .56           .13           .18            .87(1)
      Emerging Markets Fund                                        1.18           .13           .44           1.75(2)
      Equity Select Fund                                            .69           .13           .28           1.10(2)
      Extra Income Fund                                             .62           .13           .08            .83(1)
      Federal Income Fund                                           .61           .13           .09            .83(1)
      Global Bond Fund                                              .84           .13           .11           1.08(1)
      Growth Fund                                                   .56           .13           .12            .81(1)
      International Fund                                            .84           .13           .10           1.07(1)
      Managed Fund                                                  .60           .13           .04            .77(1)
      New Dimensions Fund(R)                                        .61           .13           .05            .79(1)
      Partners Small Cap Value Fund                                1.03           .13           .32           1.48(1)
      S&P 500 Index Fund                                            .29           .13           .08            .50(2)
      Small Cap Advantage Fund                                      .73           .13           .25           1.11(1)
      Stock Fund                                                    .56           .13           .41           1.10(2)
      Strategy Aggressive Fund                                      .62           .13           .06            .81(1)
AIM V.I.
      Capital Appreciation Fund, Series II Shares                   .61           .25           .23           1.09(3)
      Capital Development Fund, Series II Shares                    .75           .25           .43           1.43(3)
Alliance VP
      AllianceBernstein International Value Portfolio (Class B)      --           .25           .95           1.20(4)
      Growth and Income Portfolio (Class B)                         .63           .25           .04            .92(5)
American Century(R) Variable Portfolios, Inc.
      VP International, Class II                                   1.19           .25            --           1.44(6),(7)
      VP Value, Class II                                            .86           .25            --           1.11(6),(8)
Calvert Variable Series, Inc.
      Social Balanced Portfolio                                     .70            --           .17            .87(9)
Evergreen VA
      Capital Growth Fund -- Class 2                                .80           .25           .08           1.13(10)
Fidelity(R) VIP
      Growth & Income Portfolio Service Class 2                     .48           .25           .11            .84(11)
      Mid Cap Portfolio Service Class 2                             .58           .25           .11            .94(11)
      Overseas Portfolio Service Class 2                            .73           .25           .20           1.18(11)
FTVIPT
      Franklin Real Estate Fund - Class 2                           .56           .25           .03            .84(12),(13)
      Franklin Small Cap Value Securities Fund - Class 2            .57           .25           .20           1.02(13),(14)
      Mutual Shares Securities Fund - Class 2                       .60           .25           .19           1.04(13)


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5   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
(continued)

                                                                Management        12b-1        Other
                                                                   fees           fees       expenses           Total
Goldman Sachs VIT
      CORE(SM) U.S. Equity Fund                                     .70%           --%          .11%           .81%(15)
      Mid Cap Value Fund                                            .80            --           .13            .93(15)
INVESCO VIF
      Dynamics Fund                                                 .75            --           .33           1.08(16)
      Financial Services Fund                                       .75            --           .32           1.07(16)
      Technology Fund                                               .75            --           .32           1.07(16)
      Telecommunications Fund                                       .75            --           .34           1.09(16)
Janus Aspen Series
      Global Technology Portfolio: Service Shares                   .65           .25           .05            .95(17)
      International Growth Portfolio: Service Shares                .65           .25           .06            .96(17)
Lazard Retirement Series
      International Equity Portfolio                                .75           .25           .25           1.25(18)
MFS(R)
      Investors Growth Stock Series - Service Class                 .75           .25           .17           1.17(19),(20)
      New Discovery Series - Service Class                          .90           .25           .16           1.31(19),(20),(21)
      Utilities Series - Service Class                              .75           .25           .18           1.18(19),(20)
Pioneer VCT
      Pioneer Equity Income VCT Portfolio - Class II Shares         .65           .25           .12           1.02(5)
      Pioneer Europe VCT Portfolio - Class II Shares                .51           .25          2.46           3.22(22)
Putnam Variable Trust
      Putnam VT Health Sciences Fund - Class IB Shares              .70           .25           .09           1.04(23)
      Putnam VT International Growth Fund - Class IB Shares         .76           .25           .18           1.19(23)
      Putnam VT Vista Fund - Class IB Shares                        .61           .25           .06            .92(23)
Strong Funds
      Strong Opportunity Fund II - Advisor Class                    .75           .25           .54           1.54(24)
Wanger
      International Small Cap                                      1.24            --           .19           1.43(25)
      U.S. Smaller Companies                                        .94            --           .05            .99(25)

Wells Fargo VT

      Asset Allocation Fund                                         .49           .25           .26           1.00(26)
      International Equity Fund                                      --           .25           .75           1.00(26)
      Small Cap Growth Fund                                         .63           .25           .32           1.20(26)

(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2002.

(2) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2002. Without fee waivers and expense reimbursements "Other expenses" and "Total" would be 1.05% and 2.36% for AXP(R) Variable Portfolio - Emerging Markets Fund, 0.57% and 1.39% for AXP(R) Variable Portfolio - Equity Select Fund, 0.40% and 0.82% for AXP(R) Variable Portfolio - S&P 500 Index Fund, and 1.75% and 2.44% for AXP(R) Variable Portfolio - Stock Fund.

(3) The fund's expense figures are for the year ended Dec. 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(4) From 5/1/01 through 4/30/02, Fund was capped at 1.20%. From 5/1/02 on, Fund will be capped at 1.45%. Absent such waiver, "Management fees," "Other expenses," and "Total" would be 1.00%, 8.06% and 9.31%.

(5) "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001.

(6)    Annualized operating expenses of funds at Dec. 31, 2001.

(7) Aug. 15, 2001 (commencement of sale) through Dec. 31, 2001. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.

(8) Aug. 15, 2001 (commencement of sale) through Dec. 31, 2001. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.

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6   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES--PROSPECTUS

(9) Management fees include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. "Other expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.

(10) The Total ratio of expenses to average net assets excludes expense reductions but includes fee waivers. From time to time, the Fund's investment advisory may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisory may cease these waivers or reimbursements at any time. Without 12b-1 fee waivers, "Other Expenses" and "Total" were 0.24% and 1.29% for Evergreen VA Capital Growth Fund, Class L Shares.

(11) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.

(12) The Fund administration fee is paid indirectly through the management fee.

(13) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(14) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent fee waivers and/or reimbursements. "Management Fees" and "Total" would have been 0.60% and 1.05% for Franklin Small Cap Value Securities Fund - Class 2.

(15) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.70%, 0.12%, and 0.82% for CORE(SM) U.S. Equity Fund, and 0.80%, 0.14% and 0.94% for Mid Cap Value Fund. CORE(SM) U.S. Equity and Mid Cap Value Funds were under their respective expense caps of 0.20% and 0.25% in 2001. CORE(SM) is a service mark of Goldman, Sachs & Co.

(16) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

(17) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2001. For Global Technology Portfolio, all expenses are shown without the effect of expense offset arrangements.

(18) Total annual expenses for the Lazard International Equity Portfolio have been reimbursed through Dec. 31, 2001 to the extent that they exceed in any fiscal year 1.25% of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursements, "Other expenses" and "Total" expenses for the year ended Dec. 31, 2001 would have been 0.94% and 1.94% for International Equity Portfolio.

(19) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(20) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.15% for Investors Growth Stock Series, 1.30% for New Discovery Series and 1.17% for Utilities Series.

(21) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.19% and 1.34% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

(22) The Portfolio's expense figures are based on actual expenses for the fiscal year ending Dec. 31, 2001 after management fee waiver and expense reimbursements. Absent this arrangement, "Management fees," "Other expenses" and "Total" would be 1.00%, 3.32% and 4.57% for Pioneer Europe VCT Portfolio.

(23) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.

(24) The fund has adopted a Rule 12b-1 distribution plan for the Advisor Class shares. Under the distribution plan, the fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Advisor Class shares. Shareholder approval is required to increase the distribution fee from 0.25% to 1.00%. The 12b-1 payments may be made for distribution-related services and other services that are primarily intended to result in the sale of Advisor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Advisor Class shares of the fund and may cost more than other types of sales charges. The fund's distributor has voluntarily agreed to waive a portion of the fees. Absent this waiver, "Total" expenses would be 1.55%.

(25) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001. Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

(26) Amounts are based on estimated expenses for 2002. The advisor has contractually undertaken to waive its fee and to reimburse the funds for certain expenses. Without such an arrangement the "Management fees," and "Total" would be 0.55% and 1.06% for Wells Fargo VT Asset Allocation Fund, 0.75% and 3.40% for Wells Fargo VT International Equity Fund and 0.75% and 1.32% for Wells Fargo VT Small Cap Growth Fund.

IDS Life of New York has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3.5% of each premium payment. It partially compensates IDS Life of New York for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also compensates IDS Life of New York for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

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7   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of Insurance: primarily, the cost of providing the death benefit under your policy. It depends on:

o  the amount of the death benefit;

o  the policy value; and

o  the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

(a) is the monthly cost of insurance rate based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.

2. Policy fee: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL IV-NY only. $0 per month for VUL IV ES-NY. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Optional Insurance Benefits.")

SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

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8   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. We will show the additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

                  Lapse or surrender
                 at beginning of year              Surrender charge
                           1                            $901.00
                           2                             901.00
                           3                             901.00
                           4                             901.00
                           5                             901.00
                           6                             901.00
                           7                             720.80
                           8                             540.60
                           9                             360.40
                          10                             180.20
                          11                               0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $33.92 multiplied by 5,000 or $169,600.

Maximum Surrender Charges (Rate per Thousand of Initial Specified Amount)

                        Standard         Standard
Age                       male            female
  0                      $5.44            $5.13
  1                       5.40             5.11
  2                       5.45             5.14
  3                       5.50             5.18
  4                       5.55             5.22
  5                       5.61             5.27
  6                       5.67             5.31
  7                       5.73             5.36
  8                       5.81             5.42
  9                       5.88             5.47
 10                       5.96             5.53
 11                       6.05             5.60
 12                       6.14             5.66
 13                       6.23             5.73
 14                       6.33             5.81
 15                       6.43             5.88
 16                       6.52             5.96
 17                       6.62             6.04
 18                       6.72             6.13
 19                       6.82             6.22

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9   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

                      Nonsmoker      Standard       Nonsmoker       Standard
Age                     male           male          female          female
20                    $ 6.61         $ 7.47         $ 6.19          $ 6.61
21                      6.70           7.60           6.29            6.72
22                      6.81           7.74           6.38            6.84
23                      6.92           7.89           6.48            6.97
24                      7.04           8.05           6.59            7.10
25                      7.16           8.22           6.71            7.24
26                      7.30           8.41           6.83            7.39
27                      7.45           8.61           6.95            7.54
28                      7.60           8.82           7.09            7.70
29                      7.77           9.05           7.23            7.88
30                      7.94           9.29           7.38            8.06
31                      8.13           9.55           7.54            8.25
32                      8.33           9.83           7.70            8.46
33                      8.54          10.12           7.88            8.67
34                      8.77          10.44           8.07            8.90
35                      9.01          10.77           8.26            9.14
36                      9.26          11.12           8.47            9.39
37                      9.53          11.49           8.69            9.66
38                      9.81          11.88           8.92            9.94
39                     10.11          12.30           9.16           10.23
40                     10.42          12.74           9.42           10.54
41                     10.76          13.20           9.69           10.86
42                     11.12          13.69           9.97           11.19
43                     11.49          14.21          10.27           11.54
44                     11.89          14.75          10.58           11.91
45                     12.32          15.33          10.91           12.30
46                     12.77          15.94          11.26           12.70
47                     13.25          16.58          11.63           13.13
48                     13.75          17.26          12.02           13.58
49                     14.30          17.99          12.44           14.05
50                     14.87          18.75          12.88           14.55
51                     15.49          19.57          13.35           15.08
52                     16.15          20.44          13.84           15.64
53                     16.85          21.35          14.37           16.23
54                     17.60          22.32          14.93           16.85
55                     18.39          23.35          15.52           17.51
56                     19.24          24.43          16.15           18.20
57                     20.15          25.58          16.83           18.94
58                     21.11          26.79          17.55           19.73
59                     22.15          28.08          18.32           20.58
60                     23.26          29.46          19.16           21.49
61                     24.45          30.93          20.06           22.48
62                     25.72          32.50          21.03           23.54
63                     27.09          34.16          22.08           24.68
64                     28.55          35.92          23.20           25.90

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10   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

                      Nonsmoker      Standard       Nonsmoker       Standard
Age                     male           male          female          female
65                    $30.11         $36.80         $24.40          $27.19
66                     31.78          36.80          25.69           28.57
67                     33.57          36.80          27.07           30.04
68                     34.87          36.80          28.56           31.63
69                     34.87          36.80          30.19           33.35
70                     34.87          36.80          31.97           33.92
71                     34.87          36.80          33.08           33.92
72                     34.87          36.80          33.08           33.92
73                     34.87          36.80          33.08           33.92
74                     34.87          36.80          33.08           33.92
75                     34.87          36.80          33.08           33.92
76                     34.87          36.80          33.08           33.92
77                     34.87          36.80          33.08           33.92
78                     34.87          36.80          33.08           33.92
79                     34.87          36.80          33.08           33.92
80                     34.87          36.80          33.08           33.92
81                     34.87          36.80          33.08           33.92
82                     34.87          36.80          33.08           33.92
83                     34.87          36.80          33.08           33.92
84                     34.87          36.80          33.08           33.92
85                     34.87          36.80          33.08           33.92

PARTIAL SURRENDER CHARGE
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV-NY and 0.30% for VUL IV ES-NY. For years 21 and after, this charge equals 0.30% for VUL IV-NY and 0.20% for VUL IV ES-NY. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life of New York will make up any further deficit from its general assets.

TRANSFER CHARGE
We reserve the right to limit transfers by mail or telephone to five per policy year. If we allow more than five transfers by mail or telephone per policy year, we also reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS
The charge for additional insurance benefits added by rider will be specified in the policy or in a supplement to the policy.

OTHER INFORMATION ON CHARGES
IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

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11   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Purchasing Your Policy

APPLICATION
To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York home office. In your application, you:

o  select a specified amount of insurance;

o  select a death benefit option;

o  designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: IDS Life of New York generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Incontestability: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

RIGHT TO EXAMINE POLICY
You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York's home office or your financial advisor with a written request for cancellation:

o  by the 10th day after you receive it.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, IDS Life requires that you pay the minimum initial premiums in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval.) We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

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12   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Allocation of premiums: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Keeping The Policy in Force

NO LAPSE GUARANTEE
A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following two NLG options:

   NO LAPSE GUARANTEE TO AGE 70 (NLG-70)
   This option guarantees the policy will not lapse before the insured's attained insurance age 70 (or 10 years, if later).

   The NLG-70 will remain in effect as long as:

   o  the sum of premiums paid; minus

   o  partial surrenders; minus

   o  outstanding indebtedness; equals or exceeds

   o  the NLG-70 premiums due since the policy date.

   The NLG-70 premium is shown in the policy.

   If, on a monthly date, you have not paid enough premiums to keep the NLG-70 in effect, the NLG-70 will terminate. Your policy will also lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-70 may be reinstated within two years of its termination if the policy is in force.

   NO LAPSE GUARANTEE TO AGE 100 (NLG-100)
   This option guarantees the policy will not lapse before the insured's attained insurance age 100.

   The NLG-100 will remain in effect as long as:

   o  the sum of premiums paid; minus

   o  partial surrenders; minus

   o  outstanding indebtedness; equals or exceeds

   o  the NLG-100 premiums due since the policy date.

   The NLG-100 premium is shown in the policy.

   If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-70 will be in effect. If the NLG-70 and the NLG-100 are not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

MINIMUM INITIAL PREMIUM PERIOD
To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is five years.

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13   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

GRACE PERIOD
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither of the NLG options nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

o  a written request;

o evidence satisfactory to IDS Life of New York that the insured remains insurable;

o  payment of the required reinstatement premium; and

o  payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated.

The Variable Account

The variable account was established as a separate account of IDS Life of New York pursuant to resolution of the board of directors of IDS Life of New York, adopted on Sept. 12, 1985. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

--------------------------------------------------------------------------------
14 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The Funds

You can direct your premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

---------------- ------------------------------- ------------------------------------------ -------------------------
 Subaccount      Investing In                    Investment Objectives and Policies         Investment Adviser or
                                                                                            Manager
---------------- ------------------------------- ------------------------------------------ -------------------------
YBC              AXP(R) Variable Portfolio -     Objective: long-term total return          IDS Life, investment
                 Blue Chip Advantage Fund        exceeding that of the U.S. stock market.   manager; AEFC,
                                                 Invests primarily in blue chip
                                                 stocks. investment adviser.
                                                 Blue chip stocks are issued by
                                                 companies with a market
                                                 capitalization of at least $1
                                                 billion, an established
                                                 management, a history of
                                                 consistent earnings and a
                                                 leading position within their
                                                 respective industries.
---------------- ------------------------------- ------------------------------------------ -------------------------
YBD              AXP(R) Variable Portfolio -     Objective: high level of current income    IDS Life, investment
                 Bond Fund                       while conserving the value of the          manager;  AEFC,
                                                 investment and continuing a high level     investment adviser.
                                                 of income for the longest time period.
                                                 Invests primarily in bonds and other
                                                 debt obligations.
---------------- ------------------------------- ------------------------------------------ -------------------------
YCR              AXP(R) Variable Portfolio -     Objective: capital appreciation. Invests   IDS Life, investment
                 Capital Resource Fund           primarily in U.S. common stocks and        manager;  AEFC,
                                                 other securities convertible into common   investment adviser.
                                                 stocks.
---------------- ------------------------------- ------------------------------------------ -------------------------
YCM              AXP(R) Variable Portfolio -     Objective: maximum current income          IDS Life, investment
                 Cash Management Fund            consistent with liquidity and stability    manager;  AEFC,
                                                 of principal. Invests primarily in money   investment adviser.
                                                 market securities.
---------------- ------------------------------- ------------------------------------------ -------------------------
YDE              AXP(R) Variable Portfolio -     Objective: a high level of current         IDS Life, investment
                 Diversified Equity  Income      income and, as a secondary goal, steady    manager;  AEFC,
                 Fund                            growth of capital. Invests primarily in    investment adviser.
                                                 dividend-paying common and preferred
                                                 stocks.
---------------- ------------------------------- ------------------------------------------ -------------------------
YEM              AXP(R) Variable Portfolio -     Objective: long-term capital growth.       IDS Life, investment
                 Emerging Markets Fund           Invests primarily in equity securities     manager; AEFC,
                                                 of companies in emerging market            investment adviser;
                                                 countries.                                 American Express Asset
                                                                                            Management
                                                                                            International, Inc.,  a
                                                                                            wholly-owned subsidiary
                                                                                            of AEFC, is the
                                                                                            sub-adviser.
---------------- ------------------------------- ------------------------------------------ -------------------------
YES              AXP(R) Variable Portfolio -     Objective: growth of capital. Invests      IDS Life, investment
                 Equity Select Fund              primarily in equity securities of          manager; AEFC,
                                                 medium-sized companies.                    investment adviser.
---------------- ------------------------------- ------------------------------------------ -------------------------
YEX              AXP(R) Variable Portfolio -     Objective: high current income, with       IDS Life, investment
                 Extra Income Fund               capital growth as a secondary objective.   manager; AEFC,
                                                 Invests primarily in high-yielding,        investment adviser.
                                                 high-risk corporate bonds (junk bonds)
                                                 issued by U.S. and foreign companies and
                                                 governments.
---------------- ------------------------------- ------------------------------------------ -------------------------
YFI              AXP(R) Variable Portfolio -     Objective: a high level of current         IDS Life, investment
                 Federal Income Fund             income and safety of principal             manager; AEFC,
                                                 consistent with an investment in U.S.      investment adviser.
                                                 government and government agency
                                                 securities. Invests primarily in debt
                                                 obligations issued or guaranteed as to
                                                 principal and interest by the U.S.
                                                 government, its agencies or
                                                 instrumentalities.
---------------- ------------------------------- ------------------------------------------ -------------------------
YGB              AXP(R) Variable Portfolio -     Objective: high total return through       IDS Life, investment
                 Global Bond Fund                income and growth of capital.              manager; AEFC,
                                                 Non-diversified fund that invests          investment adviser.
                                                 primarily in debt obligations of U.S.
                                                 and foreign issuers.
---------------- ------------------------------- ------------------------------------------ -------------------------

--------------------------------------------------------------------------------
15   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
      VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------- ------------------------------------------ -------------------------
Subaccount       Investing In                    Investment Objectives and Policies         Investment Adviser or
                                                                                            Manager
---------------- ------------------------------- ------------------------------------------ -------------------------
YGR              AXP(R) Variable Portfolio -     Objective: long-term capital growth.       IDS Life, investment
                 Growth Fund                     Invests primarily in common stocks and     manager; AEFC,
                                                 securities convertible into common         investment adviser.
                                                 stocks that appear to offer growth
                                                 opportunities.
---------------- ------------------------------- ------------------------------------------ -------------------------
YIE              AXP(R) Variable Portfolio -     Objective: capital appreciation. Invests   IDS Life, investment
                 International Fund              primarily in common stocks or              manager; AEFC,
                                                 convertible securities of foreign          investment adviser.
                                                 issuers that offer strong growth           American Express Asset
                                                 potential.                                 Management
                                                                                            International, Inc., a
                                                                                            wholly-owned subsidiary
                                                                                            of AEFC,  is the
                                                                                            sub-adviser.
---------------- ------------------------------- ------------------------------------------ -------------------------
YMF              AXP(R) Variable Portfolio -     Objective: maximum total investment        IDS Life, investment
                 Managed Fund                    return through a combination of capital    manager; AEFC,
                                                 growth and current income. Invests         investment adviser.
                                                 primarily in a combination of common and
                                                 preferred stocks, convertible
                                                 securities, bonds and other debt
                                                 securities.
---------------- ------------------------------- ------------------------------------------ -------------------------
YND              AXP(R) Variable Portfolio -     Objective: long-term growth of capital.    IDS Life, investment
                 New Dimensions Fund(R)          Invests primarily in common stocks         manager; AEFC,
                                                 showing potential for significant growth.  investment adviser.
---------------- ------------------------------- ------------------------------------------ -------------------------
YPS              AXP(R) Variable Portfolio -     Objective: long term capital               IDS Life, investment
                 Partners Small Cap  Value Fund  appreciation.  Non-diversified fund that   manager; AEFC,
                                                 invests primarily in equity securities.    investment adviser;
                                                                                            Royce & Associates,
                                                                                            LLC, Third Avenue
                                                                                            Management LLC and
                                                                                            National City
                                                                                            Investment Management
                                                                                            Company, sub-advisers.
---------------- ------------------------------- ------------------------------------------ -------------------------
YIV              AXP(R) Variable Portfolio -     Objective: long-term capital               IDS Life, investment
                 S&P 500 Index Fund              appreciation.  Non-diversified fund that   manager; AEFC,
                                                 invests primarily in securities that are   investment adviser.
                                                 expected to provide investment results
                                                 that correspond to the performance of
                                                 the S&P 500 Index.
---------------- ------------------------------- ------------------------------------------ -------------------------
YSM              AXP(R) Variable Portfolio -     Objective: long-term capital growth.       IDS Life, investment
                 Small Cap Advantage Fund        Invests primarily in equity stocks of      manager;  AEFC,
                                                 small companies that are often included    investment adviser;
                                                 in the Russell 2000 Index and/or have      Kenwood Capital
                                                 market capitalization under  $2 billion.   Management LLC,
                                                                                            sub-adviser.
---------------- ------------------------------- ------------------------------------------ -------------------------
YST              AXP(R) Variable Portfolio -     Objective: current income and growth of    IDS Life, investment
                 Stock Fund                      capital. Invests primarily in common       manager; AEFC,
                                                 stocks and securities convertible into     investment adviser.
                                                 common stock.
---------------- ------------------------------- ------------------------------------------ -------------------------
YSA              AXP(R) Variable Portfolio -     Objective: capital appreciation. Invests   IDS Life, investment
                 Strategy Aggressive Fund        primarily in equity securities of growth   manager; AEFC,
                                                 companies. investment adviser.
---------------- ------------------------------- ------------------------------------------ -------------------------
YAC              AIM V.I. Capital Appreciation   Objective: growth of capital. Invests      A I M Advisors, Inc.
                 Fund, Series II Shares          principally in common stocks of
                                                 companies likely to benefit
                                                 from new or innovative
                                                 products, services or processes
                                                 as well as those with
                                                 above-average long-term growth
                                                 and excellent prospects for
                                                 future growth.
---------------- ------------------------------- ------------------------------------------ -------------------------
YAD              AIM V.I. Capital Development    Objective: long term growth of capital.    A I M Advisors, Inc.
                 Fund,  Series II Shares         Invests primarily in securities
                                                 (including common stocks, convertible
                                                 securities and bonds) of small- and
                                                 medium-sized companies.
---------------- ------------------------------- ------------------------------------------ -------------------------

--------------------------------------------------------------------------------
16 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------- ------------------------------------------ -------------------------
Subaccount       Investing In                    Investment Objectives and Policies         Investment Adviser or
                                                                                            Manager
---------------- ------------------------------- ------------------------------------------ -------------------------
YAB              Alliance VP AllianceBernstein   Objective: long-term growth of capital.    Alliance Capital
                 International Value Portfolio   Invests primarily in a diversified         Management, L.P.
                 (Class B)                       portfolio of foreign equity securities.
---------------- ------------------------------- ------------------------------------------ -------------------------
YAL              Alliance VP Growth and Income   Objective: reasonable current income and   Alliance Capital
                 Portfolio (Class B)             reasonable appreciation. Invests           Management, L.P.
                                                 primarily in dividend-paying common
                                                 stocks of good quality.
---------------- ------------------------------- ------------------------------------------ -------------------------
YAI              American Century(R)  VP         Objective: long term capital growth.       American Century
                 International, Class II         Invests primarily in stocks of growing     Investment Management,
                                                 foreign companies in developed countries.  Inc.
---------------- ------------------------------- ------------------------------------------ -------------------------
YAV              American Century(R)  VP         Objective: long-term capital growth,       American Century
                 Value, Class II                 with income as a secondary objective.      Investment Management,
                                                 Invests primarily in stocks of companies   Inc.
                                                 that management believes to be
                                                 undervalued at the time of purchase.
---------------- ------------------------------- ------------------------------------------ -------------------------
YSB              Calvert Variable Series, Inc.   Objective: income and capital growth.      Calvert Asset
                 Social Balanced Portfolio       Invests primarily in stocks, bonds and     Management Company,
                                                 money market instruments which offer       Inc. (CAMCO),
                                                 income and capital growth opportunity      investment adviser.
                                                 and which satisfy the investment and       SSgA Funds Management,
                                                 social criteria.                           Inc. and Brown Capital
                                                                                            Management are the
                                                                                            investment subadvisers.
---------------- ------------------------------- ------------------------------------------ -------------------------

YCG              Evergreen VA Capital Growth     Objective: long-term capital growth. The   Evergreen Investment
                 Fund - Class 2                  fund seeks to achieve its goal by          Management Company,
                                                 investing primarily in common stocks of    LLC. Pilgrim Baxter
                                                 large U.S. companies, which the            Value Investors, Inc.
                                                 portfolio managers believe have  the       is the sub-investment
                                                 potential for capital growth over the      adviser.
                                                 intermediate- and long-term.

---------------- ------------------------------- ------------------------------------------ -------------------------
YFG              Fidelity(R) VIP Growth &        Strategy: high total return through a      Fidelity Management &
                 Income Portfolio Service        combination of current income and          Research Company (FMR),
                 Class 2                         capital appreciation. Normally invests a   investment manager; FMR
                                                 majority of assets in common stocks with   U.K. and FMR Far East,
                                                 a focus on those that pay current          sub-investment advisers.
                                                 dividends and show potential for capital
                                                 appreciation.
---------------- ------------------------------- ------------------------------------------ -------------------------
YFM              Fidelity(R) VIP Mid Cap         Strategy: long-term growth of capital.     FMR, investment
                 Portfolio Service Class 2       Normally invests at least 80% of assets    manager;  FMR U.K. and
                                                 in companies with medium market            FMR Far East,
                                                 capitalization common stocks.              sub-investment advisers.
---------------- ------------------------------- ------------------------------------------ -------------------------
YFO              Fidelity(R) VIP Overseas        Strategy: long-term growth of capital.     FMR, investment
                 Portfolio Service Class 2       Invests primarily in common stocks of      manager;  FMR U.K., FMR
                                                 foreign securities.                        Far East,  Fidelity
                                                                                            International
                                                                                            Investment Advisors
                                                                                            (FIIA) and FIIA U.K.,
                                                                                            sub-investment advisers.
---------------- ------------------------------- ------------------------------------------ -------------------------
YRE              FTVIPT Franklin Real Estate     Objective: capital appreciation with a     Franklin Advisers, Inc.
                 Fund - Class 2                  secondary goal to earn current income.
                                                 Invests at least 80% of its net
                                                 assets in investments of
                                                 companies operating in the real
                                                 estate industry. The Fund
                                                 invests primarily in equity
                                                 real estate investment trusts
                                                 (REITs).
---------------- ------------------------------- ------------------------------------------ -------------------------

--------------------------------------------------------------------------------
17 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------- ------------------------------------------ -------------------------
Subaccount       Investing In                    Investment Objectives and Policies         Investment Adviser or
                                                                                            Manager
---------------- ------------------------------- ------------------------------------------ -------------------------

YSV              FTVIPT Franklin Small Cap       Objective: long-term total return.         Franklin Advisory
                 Value Securities Fund -         Invests at least 80% of its net assets     Services, LLC
                 Class 2                         in investments of small capitalization
                                                 companies. For this Fund, small
                                                 capitalization companies are
                                                 those that have a market cap
                                                 not exceeding $2.5 billion, at
                                                 the time of purchase. Invests
                                                 primarily in equity securities
                                                 of companies manager believes
                                                 are selling substantially below
                                                 the underlying value of their
                                                 assets or their private market
                                                 value.

---------------- ------------------------------- ------------------------------------------ -------------------------
YMS              FTVIPT Mutual Shares            Objective: capital appreciation with       Franklin Mutual
                 Securities Fund - Class 2       income as a secondary goal. Invests        Advisers, LLC
                                                 primarily in equity securities
                                                 of companies that the manager
                                                 believes are available at
                                                 market prices less than their
                                                 value based on certain
                                                 recognized or objective
                                                 criteria (intrinsic value).
---------------- ------------------------------- ------------------------------------------ -------------------------
YUE              Goldman Sachs VIT CORE(SM)      Objective: seeks long-term growth of       Goldman Sachs Asset
                 U.S. Equity Fund                capital and dividend income. Invests,      Management
                                                 under normal circumstances, at
                                                 least 90% of its total assets
                                                 (not including securities
                                                 lending collateral and any
                                                 investment of that collateral)
                                                 measured at time of purchase,
                                                 in a broadly diversified
                                                 portfolio of large-cap and blue
                                                 chip equity investments
                                                 representing all major sectors
                                                 of the U.S. economy.
---------------- ------------------------------- ------------------------------------------ -------------------------
YMC              Goldman Sachs VIT  Mid Cap      Objective: seeks long-term capital         Goldman Sachs Asset
                 Value Fund                      appreciation. Invests, under normal        Management
                                                 circumstances, at least 80% of
                                                 its net assets plus any
                                                 borrowing for investment
                                                 purposes (measured at time of
                                                 purchase) in a diversified
                                                 portfolio of equity investments
                                                 in mid-capitalization issuers
                                                 within the range of the market
                                                 capitalization of companies
                                                 constituting the Russell Midcap
                                                 Value index at the time of
                                                 investment.
---------------- ------------------------------- ------------------------------------------ -------------------------
YID              INVESCO VIF -  Dynamics Fund    Objective: long-term growth of capital.    INVESCO Funds Group,
                                                 Invests primarily in common stocks of      Inc.
                                                 mid-sized companies - companies included
                                                 in the  Russell Mid-Cap Growth Index at
                                                 the time of purchase, or if not included
                                                 in that Index, those with market
                                                 capitalizations between $2.5 billion and
                                                 $15 billion at the time of purchase. The
                                                 Fund also has the flexibility to invest
                                                 in other types of securities, including
                                                 preferred stocks, convertible securities
                                                 and bonds.
---------------- ------------------------------- ------------------------------------------ -------------------------

--------------------------------------------------------------------------------
18 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------- ------------------------------------------ --------------------------
Subaccount       Investing In                    Investment Objectives and Policies         Investment Adviser or
                                                                                            Manager
---------------- ------------------------------- ------------------------------------------ --------------------------
YFS              INVESCO VIF - Financial         Objective: long-term growth of capital.    INVESCO Funds Group, Inc.
                 Services Fund                   Aggressively managed. Invests at least
                                                 80% of its assets in the equity
                                                 securities and equity-related
                                                 instruments of companies
                                                 involved in the financial
                                                 services sector. These
                                                 companies include but are not
                                                 limited to, banks, insurance
                                                 companies, and investment and
                                                 miscellaneous industries (asset
                                                 managers, brokerage firms,
                                                 government-sponsored agencies
                                                 and suppliers to financial
                                                 services companies).
---------------- ------------------------------- ------------------------------------------ --------------------------
YTC              INVESCO VIF -  Technology Fund  Objective: long-term growth of capital.    INVESCO Funds Group, Inc.
                                                 The Fund is aggressively managed.
                                                 Invests at least 80% of its assets in
                                                 equity securities and equity-related
                                                 instruments of companies engaged in
                                                 technology-related industries. These
                                                 include, but are not limited to, applied
                                                 technology, biotechnology,
                                                 communications, computers, electronics,
                                                 Internet, IT services and consulting,
                                                 software, telecommunications equipment
                                                 and services,  IT infrastructure, and
                                                 networking companies. Many of these
                                                 products and services are subject to
                                                 rapid obsolescence, which may lower the
                                                 market value of securities of the
                                                 companies in this sector.
---------------- ------------------------------- ------------------------------------------ --------------------------
YTL              INVESCO VIF -                   Objective: long-term growth of capital.    INVESCO Funds Group, Inc.
                 Telecommunications Fund         Current income is a secondary objective.
                                                 The Fund is aggressively
                                                 managed. Invests at least 80%
                                                 of its assets in equity
                                                 securities and equity-related
                                                 instruments, of companies
                                                 involved in the design,
                                                 development manufacture,
                                                 distribution or sale of
                                                 communications services and
                                                 equipment, and companies that
                                                 are involved in supplying
                                                 equipment or services to such
                                                 companies. The
                                                 telecommunications sector
                                                 includes companies that offer
                                                 telephone services, wireless
                                                 communications, satellite
                                                 communications, television and
                                                 movie programming, broadcasting
                                                 and Internet access.
---------------- ------------------------------- ------------------------------------------ --------------------------
YGT              Janus Aspen Series Global       Objective: long-term growth of capital.    Janus Capital
                 Technology Portfolio:           Non-diversified mutual fund that
                 Service Shares                  invests, under normal circumstances, at
                                                 least 80% of its net assets in
                                                 securities of companies that
                                                 the portfolio manager believes
                                                 will benefit significantly from
                                                 advances or improvements in
                                                 technology. It implements this
                                                 policy by investing primarily
                                                 in equity securities of U.S.
                                                 and foreign companies selected
                                                 for their growth potential.
---------------- ------------------------------- ------------------------------------------ --------------------------

--------------------------------------------------------------------------------
19 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------ ------------------------------------------- --------------------------
 Subaccount      Investing In                   Investment Objectives and Policies          Investment Adviser or
                                                                                            Manager
---------------- ------------------------------ ------------------------------------------- --------------------------
YIG              Janus Aspen Series             Objective: long-term growth of capital.     Janus Capital
                 International Growth           Invests, under normal circumstances, at
                 Portfolio: Service Shares      least 80% of its net assets in securities
                                                of issuers from at least five
                                                different countries, excluding
                                                the United States. Although the
                                                Portfolio intends to invest
                                                substantially all of its assets
                                                in issuers located outside the
                                                United States, it may at times
                                                invest in U.S. issuers and it
                                                may at times invest all of its
                                                assets in fewer than five
                                                countries or even a single
                                                country.
---------------- ------------------------------ ------------------------------------------- --------------------------
YIP              Lazard Retirement              Objective: long-term capital                Lazard Asset Management
                 International Equity           appreciation. Invests primarily in equity
                 Portfolio                      securities, principally common stocks of
                                                relatively large non-U.S.
                                                companies with market
                                                capitalizations in the range of
                                                the Morgan Stanley Capital
                                                International (MSCI) Europe,
                                                Australia and Far East (EAFE(R))
                                                Index that the Investment
                                                Manager believes are undervalued
                                                based on their earnings, cash
                                                flow or asset values.
---------------- ------------------------------ ------------------------------------------- --------------------------
YGW              MFS(R) Investors Growth        Objective: long-term growth of capital      MFS Investment
                 Stock Series - Service Class   and future income. Invests at least 80%     Management(R)
                                                of its total assets in common
                                                stocks and related securities of
                                                companies which MFS believes
                                                offer better than average
                                                prospects for long-term growth.
---------------- ------------------------------ ------------------------------------------- --------------------------
YDS              MFS(R) New Discovery  Series   Objective: capital appreciation. Invests    MFS Investment
                 - Service Class                primarily in equity securities of           Management(R)
                                                emerging growth companies.
---------------- ------------------------------ ------------------------------------------- --------------------------
YUT              MFS(R) Utilities Series -      Objective: capital growth and current       MFS Investment
                 Service Class                  income. Invests primarily in equity and     Management(R)
                                                debt securities  of domestic and foreign
                                                companies in the  utilities industry.
---------------- ------------------------------ ------------------------------------------- --------------------------
YPE              Pioneer Equity Income VCT      Objective: current income and long-term     Pioneer Investment
                 Portfolio - Class II Shares    growth of capital from a portfolio          Management, Inc.
                                                consisting primarily of income
                                                producing equity securities of
                                                U.S. corporations. Invests
                                                primarily in common stocks,
                                                preferred stocks and interests
                                                in real estate investment trusts
                                                (REITs). Normally, the portfolio
                                                invests at least 80% of its
                                                total assets in income producing
                                                equity securities. The remainder
                                                of the portfolio may be invested
                                                in debt securities, most of
                                                which are expected to be
                                                convertible into common stocks.
---------------- ------------------------------ ------------------------------------------- --------------------------

--------------------------------------------------------------------------------
20 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------ ------------------------------------------- --------------------------
Subaccount       Investing In                   Investment Objectives and Policies          Investment Adviser or
                                                                                            Manager
---------------- ------------------------------ ------------------------------------------- --------------------------
YEU              Pioneer Europe VCT             Objective: long-term growth of capital.     Pioneer Investment
                 Portfolio - Class II Shares    Invests primarily in equity securities of   Management, Inc.
                                                European issuers including
                                                common stocks, preferred stocks,
                                                rights, depositary receipts,
                                                warrants and debt securities
                                                convertible into common stock.
                                                Normally, the portfolio invests
                                                80% of its total assets in
                                                equity securities of European
                                                issuers. The portfolio may also
                                                purchase forward foreign
                                                currency contracts in connection
                                                with its investments.
---------------- ------------------------------ ------------------------------------------- --------------------------
YHS              Putnam VT Health Sciences      Objective: capital appreciation. The fund   Putnam Investment
                 Fund - Class IB Shares         seeks its goal by investing at least 80%    Management, LLC
                                                of its net assets in common stocks of
                                                U.S. companies in the health sciences
                                                industries, with a focus on growth stocks.
---------------- ------------------------------ ------------------------------------------- --------------------------
YPI              Putnam VT International        Objective: capital appreciation. The fund   Putnam Investment
                 Growth Fund -  Class IB        seeks its goal by investing mainly in       Management, LLC
                 Shares                         common stocks of companies outside the
                                                United States.
---------------- ------------------------------ ------------------------------------------- --------------------------
YVS              Putnam VT Vista Fund -         Objective: capital appreciation. The fund   Putnam Investment
                 Class IB Shares                 seeks its goal by investing mainly in      Management, LLC
                                                common stocks of U.S. companies with a
                                                focus on  growth stocks.
---------------- ------------------------------ ------------------------------------------- --------------------------
YSO              Strong Opportunity Fund II -   Objective: seeks capital growth. Invests    Strong Capital
                 Advisor Class                  primarily in common stocks of medium        Management, Inc.
                                                capitalization companies that
                                                the Fund's managers believe are
                                                underpriced, yet have attractive
                                                growth prospects.
---------------- ------------------------------ ------------------------------------------- --------------------------
YIC              Wanger International  Small    Objective: long-term growth of capital.     Liberty Wanger Asset
                 Cap                            Invests primarily in stocks of small- and   Management, L.P.
                                                medium-size non-U.S. companies with
                                                capitalizations of less than $2 billion.
---------------- ------------------------------ ------------------------------------------- --------------------------

YSP              Wanger U.S. Smaller Companies  Objective: long-term growth of capital.     Liberty Wanger Asset
                                                Invests primarily in stocks of small- and   Management, L.P.
                                                medium-size U.S. companies with
                                                capitalizations of less  than $5 billion.

---------------- ------------------------------ ------------------------------------------- --------------------------
YAA              Wells Fargo VT Asset           Objective: long-term total return,          Wells Fargo Funds
                 Allocation Fund                consistent with reasonable risk. Invests    Management, LLC,
                                                primarily in the securities of various      adviser; Wells Capital
                                                indexes to replicate the total return of    Management Incorporated,
                                                the index. We use an asset allocation       sub-adviser.
                                                model to allocate and reallocate assets
                                                among common stocks (S&P 500 Index), U.S.
                                                Treasury bonds (Lehman Brothers 20+
                                                Treasury Index) and money market
                                                instruments, operating from a target
                                                allocation of 60% stocks and 40% bonds.
---------------- ------------------------------ ------------------------------------------- --------------------------

--------------------------------------------------------------------------------
21 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

---------------- ------------------------------ ------------------------------------------- --------------------------
 Subaccount      Investing In                   Investment Objectives and Policies          Investment Adviser or
                                                                                            Manager
---------------- ------------------------------ ------------------------------------------- --------------------------
YWI              Wells Fargo VT International   Objective: total return with an emphasis    Wells Fargo Funds
                 Equity Fund                    on capital appreciation over the            Management, LLC,
                                                long-term. Invests primarily in             adviser; Wells Capital
                                                equity securities of non-U.S.               Management Incorporated,
                                                companies.                                  sub-adviser.
---------------- ------------------------------ ------------------------------------------- --------------------------
YWS              Wells Fargo VT Small Cap       Objective: long-term capital                Wells Fargo Funds
                 Growth Fund                    appreciation. Invests primarily in common   Management, LLC,
                                                stocks issued by companies whose market     adviser; Wells Capital
                                                capitalization falls within the range of    Management Incorporated,
                                                the Russell 2000 Index, which is            sub-adviser.
                                                considered a small capitalization index.
---------------- ------------------------------ ------------------------------------------- --------------------------

FUND OBJECTIVES
A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

--------------------------------------------------------------------------------
22 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Rates of Return of the Funds and Subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

Rates of return of the funds: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

Average Annual Total Return for Period ending Dec. 31, 2001

                                                                                                              10 years or since
Fund                                                                     1 year        3 years       5 years    commencement
AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund (9/99)(1)                                 (16.49%)           --%           --%       (6.91%)
     Bond Fund (10/81)(1)                                                 7.67           4.90          4.98         7.21
     Capital Resource Fund (10/81)(1)                                   (18.11)         (5.78)         5.20         6.81
     Cash Management Fund (10/81)(1)
     (1.64% Simple, 1.65% Compound)(2)                                    3.74           4.76          4.92         4.48
     Diversified Equity Income Fund (9/99)(1)                             2.14             --            --         2.64
     Emerging Markets Fund (5/00)(1)                                     (1.38)            --            --       (17.58)
     Equity Select Fund (5/01)(1)                                           --             --            --        (1.04)(3)
     Extra Income Fund (5/96)(1)                                          4.93           0.36          1.84         2.63
     Federal Income Fund (9/99)(1)                                        6.29             --            --         6.61
     Global Bond Fund (5/96)(1)                                           1.34           0.01          2.33         3.44
     Growth Fund (9/99)(1)                                              (30.95)            --            --       (16.01)
     International Fund (1/92)(1)                                       (28.69)         (7.97)        (1.49)        3.81
     Managed Fund (4/86)(1)                                             (10.59)          0.10          6.78         8.74
     New Dimensions Fund(R) (5/96)(1)                                   (16.71)         (0.01)         9.85        10.77
     Partners Small Cap Value Fund (8/01)(1)                                --             --            --         7.04(3)
     S&P 500 Index Fund (5/00)(1)                                       (12.46)            --            --       (13.22)
     Small Cap Advantage Fund (9/99)(1)                                  (6.53)            --            --         4.39
     Stock Fund (8/01)(1)                                                   --             --            --        (3.09)(3)
     Strategy Aggressive Fund (1/92)(1)                                  32.91          (2.42)         1.44         6.65
AIM V.I.
     Capital Appreciation Fund, Series II Shares (5/93)(1),(4)          (23.28)         (0.39)         6.00        11.75
     Capital Development Fund, Series II Shares (5/98)(1),(4)            (8.08)          9.04            --         5.07
Alliance VP
     AllianceBernstein International Value Portfolio (Class B)
     (5/01)(1),(5)                                                          --             --            --        (3.71)(3)
     Growth and Income Portfolio (Class B) (1/91)(1),(6)                  0.15             --         14.66        13.85
American Century(R) Variable Portfolios, Inc.
     VP International, Class II (5/94)(1),(7)                           (29.17)         (1.13)         6.37         6.84
     VP Value, Class II (5/96)(1),(7)                                    12.82           9.74         11.80        12.61
Calvert Variable Series, Inc.
     Social Balanced Portfolio (9/86)(1)                                 (6.94)          0.39          7.15         8.79

--------------------------------------------------------------------------------
23 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Average Annual Total Return for Period ending Dec. 31, 2001 (continued)
                                                                                                              10 years or since
Fund                                                                     1 year        3 years       5 years    commencement
Evergreen VA

     Capital Growth Fund -- Class 2 (3/98)(1),(8)                       (13.01%)         2.92%           --%        4.52%

Fidelity(R) VIP
     Growth & Income Portfolio Service Class 2 (12/96)(1),(9)            (9.01)         (1.54)         9.93         9.70
     Mid Cap Portfolio Service Class 2 (12/98)(1),(9)                    (3.51)         24.21            --        25.37
     Overseas Portfolio Service Class 2 (1/87)(1),(9)                   (21.20)         (3.24)         2.63         5.84
FTVIPT
     Franklin Real Estate Fund - Class 2 (1/89)(1),(4),(10)               7.88           9.95          5.94        11.45
     Franklin Small Cap Value Securities Fund -
     Class 2 (5/98)(1),(10)                                              13.79          12.99            --         3.23
     (previously FTVIPT Franklin Value Securities Fund -
     Class 2)

     Mutual Shares Securities Fund - Class 2 (11/96)(1),(10)              7.04          11.25         10.16        10.60

Goldman Sachs VIT
     CORE(SM) U.S. Equity Fund (2/98)(1),(11)
     Mid Cap Value Fund (5/98)(1)                                         6.82          11.51            --         5.06
INVESCO VIF
     Dynamics Fund (8/97)(1)                                            (31.14)          1.10            --         5.75
     Financial Services Fund (9/99)(1)                                   (9.88)            --            --        10.22
     Technology Fund (5/97)(1)                                          (45.82)          2.42            --         9.96
     Telecommunications Fund (9/99)(1)                                  (54.00)            --            --       (22.54)
Janus Aspen Series
     Global Technology Portfolio: Service Shares
     (1/00)(1),(12)                                                     (37.31)            --            --       (36.41)
     International Growth Portfolio: Service Shares
     (5/94)(1),(12),(13)                                                (23.43)          4.85          9.78        13.47
Lazard Retirement Series
     International Equity Portfolio (9/98)(1)                           (24.06)         (5.89)           --        (1.97)
MFS(R)
     Investors Growth Stock Series - Service Class
     (5/99)(1),(14)                                                     (24.83)            --            --        (0.50)
     New Discovery Series - Service Class (5/98)(1),(14)                 (5.25)         17.19            --        14.53
     Utilities Series - Service Class (1/95)(1),(14)                    (24.20)          2.01         10.54        14.77
Pioneer VCT
     Pioneer Equity Income VCT Portfolio - Class II Shares
     (3/95)(1),(15)                                                      (7.15)          2.38         11.96        14.29
     Pioneer Europe VCT Portfolio - Class II Shares
     (10/98)(1),(16)                                                    (22.85)         (7.01)           --        (4.93)
Putnam Variable Trust
     Putnam VT Health Sciences Fund - Class IB Shares
     (4/98)(1),(17)                                                     (19.75)          2.31            --         4.41
     Putnam VT International Growth Fund - Class IB
     Shares (1/97)(1),(17),(18)                                         (20.61)          4.74            --         9.58
     Putnam VT Vista Fund - Class IB Shares
     (1/97)(1),(17),(18)                                                (33.50)         (0.90)           --         7.44
Strong Funds
     Strong Opportunity Fund II - Advisor Class
     (5/92)(1),(19)                                                      (4.16)         10.98         14.06        16.16

--------------------------------------------------------------------------------
24 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Average Annual Total Return for Period ending Dec. 31, 2001 (continued)
                                                                                                              10 years or since
Fund                                                                     1 year        3 years       5 years    commencement
Wanger
     International Small Cap (5/95)(1)                                  (21.27%)         8.75%         8.07%       15.53%
     U.S. Smaller Companies (5/95)(1)                                    11.39           8.56         12.47        18.27
     (previously Wanger U.S. Small Cap)

Wells Fargo VT

     Asset Allocation Fund (4/94)(1),(20)                                (6.96)          0.91          9.24        11.16
     International Equity Fund (7/00)(1)                                (16.09)            --            --       (17.32)
     Small Cap Growth Fund (5/95)(1),(21)                               (24.37)         (0.89)        (1.78)        5.10

(1)    (Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3)    Cumulative return (not annualized) since commencement date of the fund.

(4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

(5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

(8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

(9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(11)   CORE(SM) is a service mark of Goldman, Sachs & Co.

(12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class IIshares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

(19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

(20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

(21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

--------------------------------------------------------------------------------
25 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Rates of Return of Subaccounts

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began in investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.


                                                                      Performance since                   Performance since
                                                               commencement of the subaccount         commencement of the fund
                                                                                      Since                                Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
         AXP(R) Variable Portfolio -
YBC        Blue Chip Advantage Fund (11/00; 9/99)(1)       (20.14%)   --%     --%    (19.96%)    (20.14%)    --%     --%   (9.16%)
YBD        Bond Fund (11/00; 10/81)(1)                       2.95     --      --       4.92        2.95    3.31    6.02     9.10
YCR        Capital Resource Fund (11/00; 10/81)(1)         (21.69)    --      --     (21.07)     (21.69)   3.53    5.48    10.88
YCM        Cash Management Fund (11/00; 10/81)(1)           (0.79)    --      --      (0.14)      (0.79)   3.25    3.19     5.26
YDE        Diversified Equity
           Income Fund (11/00; 9/99)(1)                     (2.32)    --      --       0.56       (2.32)     --      --     0.15
YEM        Emerging Markets Fund (11/00; 5/00)(1)           (5.72)    --      --      (9.04)      (5.72)     --      --   (20.05)
YES        Equity Select Fund (1/03; 5/01)(1)                  --     --      --         --(2)       --      --      --    (5.08)(3)
YEX        Extra Income Fund (11/00; 5/96)(1)                0.39     --      --      (1.94)       0.39    0.22      --     1.08
YFI        Federal Income Fund (11/00; 9/99)(1)              1.47     --      --       3.33        1.47      --      --     3.98
YGB        Global Bond Fund (11/00; 5/96)(1)                (3.21)    --      --       1.99       (3.21)   0.67      --     1.85
YGR        Growth Fund (11/00; 9/99)(1)                    (33.97)    --      --     (36.40)     (33.97)     --      --   (18.05)
YIE        International Fund (11/00; 1/92)(1)             (31.80)    --      --     (29.35)     (31.80)  (3.07)     --     2.56
YMF        Managed Fund (11/00; 4/86)(1)                   (14.50)    --      --     (12.36)     (14.50)   5.07    7.45     8.97
YND        New Dimensions Fund(R) (11/00; 5/96)(1)         (20.35)    --      --     (19.27)     (20.35)   8.09      --     9.09
YPS        Partners Small Cap Value Fund (1/03, 8/01)(1)       --     --      --         --(2)       --      --      --     2.95(3)
YIV        S&P 500 Index Fund (11/00; 5/00)(1)             (16.29)    --      --     (16.28)     (16.29)     --      --   (15.82)
YSM        Small Cap Advantage Fund (11/00; 9/99)(1)       (10.62)    --      --      (7.68)     (10.62)     --      --     1.85
YST        Stock Fund (1/03; 8/01)(1)                          --     --      --         --(2)       --      --      --    (6.81)(3)
YSA        Strategy Aggressive Fund (11/00; 1/92)(1)       (35.84)    --      --     (36.99)     (35.84)  (0.19)     --     5.34
         AIM V.I.
YAC        Capital Appreciation Fund,
           Series II Shares (1/03; 5/93)(1),(4)                --     --      --         --(2)   (26.70)   4.29      --    10.27
YAD        Capital Development Fund,
           Series II Shares (1/03; 5/98)(1),(4)                --     --      --         --(2)   (12.12)     --      --     3.11
         Alliance VP
YAB        AllianceBernstein International Value Portfolio
           (Class B)(1/03; 5/01)(1),(5)                        --     --      --         --(2)       --      --      --    (5.30)(3)
YAL        Growth and Income Portfolio (Class B)
           (1/03; 1/91)(1),(6)                                 --     --      --         --(2)    (4.20)  12.70   13.40    12.40
         American Century(R) Variable Portfolios, Inc.
YAI        VP International, Class II (1/03; 5/94)(1),(7)      --     --      --         --(2)   (32.27)   3.00      --     4.21
YAV        VP Value, Class II (1/03; 5/96)(1),(7)              --     --      --         --(2)     7.93   10.02      --    10.91
         Calvert Variable Series, Inc.
YSB        Social Balanced Portfolio (11/00; 9/86)(1)      (10.87)    --      --     (11.29)     (10.87)   5.45    7.43     8.09


--------------------------------------------------------------------------------
26 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS


Average Annual Total Return Reflecting the 3.5% Premium Expense Charge for Period
Ending Dec. 31, 2001 (continued)

                                                                      Performance since                   Performance since
                                                               commencement of the subaccount         commencement of the fund
                                                                                      Since                                Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
         Evergreen VA
YCG        Capital Growth Fund - Class 2
           (1/03; 3/98)(1),(8)                                 --%    --%     --%   --%(2)       (16.81%)    --%     --%    2.62%
         Fidelity(R) VIP
YFG        Growth & Income Portfolio
           Service Class 2 (1/03; 12/96)(1),(9)                --     --      --         --(2)   (12.98)   8.17      --     8.17
YFM        Mid Cap Portfolio
           Service Class 2 (1/03; 12/98)(1),(9)                --     --      --         --(2)    (7.73)     --      --    22.89
YFO        Overseas Portfolio
           Service Class 2 (1/03; 1/87)(1),(9)                 --     --      --         --(2)   (24.65)   0.99    4.52     4.90
         FTVIPT
YRE        Franklin Real Estate Fund -
           Class 2 (11/00; 1/89)(1),(10)                     3.17     --      --      10.13        3.17    4.25   10.06     8.94
YSV        Franklin Small Cap Value Securities Fund -
           Class 2 (11/00; 5/98)(1),(10)                     8.82     --      --      15.03        8.82      --      --     1.31
YMS        Mutual Shares Securities Fund -
           Class 2 (1/03; 11/96)(1),(10)                       --     --      --         --(2)     2.37    8.39      --     8.62
         Goldman Sachs VIT
YUE        CORE(SM) U.S. Equity
           Fund (11/00; 2/98)(1),(11)                      (15.79)    --      --     (16.02)     (15.79)     --      --     1.43
YMC        Mid Cap Value Fund (11/00; 5/98)(1)               7.17     --      --      16.70        7.17      --      --     4.45
         INVESCO VIF
YID        Dynamics Fund (1/03; 8/97)(1)                       --     --      --         --(2)   (34.16)     --      --     3.95
YFS        Financial Services Fund (1/03; 9/99)(1)             --     --      --         --(2)   (13.82)     --      --     7.55
YTC        Technology Fund (1/03; 5/97)(1)                     --     --      --         --(2)   (48.22)     --      --     8.14
YTL        Telecommunications Fund (1/03; 9/99)(1)             --     --      --         --(2)   (56.04)     --      --   (24.44)
         Janus Aspen Series
YGT        Global Technology Portfolio:
           Service Shares (11/00; 1/00)(1),(12)            (40.06)    --      --     (44.18)     (40.06)     --      --   (38.00)
YIG        International Growth Portfolio:
           Service Shares (11/00; 5/94)(1),(12),(13)       (26.78)    --      --     (26.74)     (26.78)   8.14      --    12.11
         Lazard Retirement Series
YIP        International Equity
           Portfolio (11/00; 9/98)(1)                      (27.38)    --      --     (23.39)     (27.38)     --      --    (3.87)
         MFS(R)
YGW        Investors Growth Stock Series -
           Service Class (11/00; 5/99)(1),(14)             (28.12)    --      --     (27.40)     (28.12)     --      --    (2.73)
YDS        New Discovery Series -
           Service Class (11/00; 5/98)(1),(14)              (9.39)    --      --      (9.02)      (9.39)     --      --    12.38
YUT        Utilities Series - Service Class
           (1/03; 1/95)(1),(14)                                --     --      --         --(2)   (27.62)   8.76      --    12.78
         Pioneer VCT
YPE        Pioneer Equity Income VCT Portfolio -
           Class II Shares (1/03; 3/95)(1),(15)                --     --      --         --(2)   (11.21)  10.32      --    12.87
YEU        Pioneer Europe VCT Portfolio -
           Class II Shares (1/03; 10/98)(1),(16)               --     --      --         --(2)   (27.18)     --      --    (7.05)
         Putnam Variable Trust
YHS        Putnam VT Health Sciences Fund -
           Class IB Shares (1/03; 4/98)(1),(17)                --     --      --         --(2)   (23.26)     --      --     2.47
YPI        Putnam VT International Growth
           Fund - Class IB Shares (1/03; 1/97)(1),(17),(18)    --     --      --         --(2)   (24.08)     --      --     7.83


--------------------------------------------------------------------------------
27 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Reflecting the 3.5% Premium Expense Charge for Period
Ending Dec. 31, 2001 (continued)
                                                                      Performance since                   Performance since
                                                               commencement of the subaccount         commencement of the fund
                                                                                      Since                                Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
         Putnam Variable Trust (continued)
YVS        Putnam VT Vista Fund -
           Class IB Shares (11/00; 1/97)(1),(17),(18)      (36.41%)   --%     --%    (35.62%)    (36.41%)    --%     --%    5.77%
         Strong Funds
YSO        Strong Opportunity Fund II - Advisor Class
           (1/03; 5/92)(1),(19)                                --     --      --         --(2)    (8.34)  12.31      --    14.76
         Wanger
YIC        International Small Cap (11/00; 5/95)(1)        (24.60)    --      --     (27.84)     (24.60)   6.36      --    13.91
YSP        U.S. Smaller Companies (11/00; 5/95)(1)           6.52     --      --      11.52        6.52   10.64      --    16.58
         Wells Fargo VT
YAA        Asset Allocation Fund (1/03; 4/94)(1),(20)          --     --      --         --(2)   (11.02)   7.51      --     9.66
YWI        International Equity Fund (1/03; 7/00)(1)           --     --      --         --(2)   (19.76)     --      --   (19.99)
YWS        Small Cap Growth Fund (1/03; 5/95)(1),(21)          --     --      --         --(2)   (27.67)  (3.30)     --     3.69

(1)    (Commencement date of the subaccount; Commencement date of the fund.)

(2) The subaccount did not commence operations during the year 2001 and, therefore, it has no performance.

(3)    Cumulative return (not annualized) since commencement date of the fund.

(4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

(5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

(8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. These historical returns for Class L shares have been adjusted to reflect the effect of the 0.25% 12b-1 fees for Class L shares. Class I shares do not pay 12b-1 fees. If these fees had not been reflected, returns would have been higher.

(9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(11)   CORE(SM) is a service mark of Goldman, Sachs & Co.

(12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%.

(19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

(20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

(21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.


--------------------------------------------------------------------------------
28 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge for Period
Ending Dec. 31, 2001
                                                                      Performance since                   Performance since
                                                               commencement of the subaccount         commencement of the fund
                                                                                      Since                                Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
         AXP(R) Variable Portfolio -
YBC        Blue Chip Advantage Fund (11/00; 9/99)(1)       (17.24%)  --%     --%    (17.40%)    (17.24%)    --%     --%   (7.74%)
YBD        Bond Fund (11/00; 10/81)(1)                       6.70    --      --       8.28        6.70    4.05    6.40     9.30
YCR        Capital Resource Fund (11/00; 10/81)(1)         (18.85)   --      --     (18.55)     (18.85)   4.27    5.86    11.08
YCM        Cash Management Fund (11/00; 10/81)(1)            2.80    --      --       3.06        2.80    3.99    3.56     5.45
YDE        Diversified Equity Income Fund (11/00; 9/99)(1)   1.22    --      --       3.78        1.22      --      --     1.72
YEM        Emerging Markets Fund (11/00; 5/00)(1)           (2.30)   --      --      (6.13)      (2.30)     --      --   (18.32)
YES        Equity Select Fund (1/03; 5/01)(1)                  --    --      --         --(2)       --      --      --    (1.64)(3)
YEX        Extra Income Fund (11/00; 5/96)(1)                4.02    --      --       1.19        4.02    0.93      --     1.71
YFI        Federal Income Fund (11/00; 9/99)(1)              5.15    --      --       6.64        5.41      --      --     5.72
YGB        Global Bond Fund (11/00; 5/96)(1)                 0.30    --      --       5.25        0.44    1.42      --     2.52
YGR        Growth Fund (11/00; 9/99)(1)                    (31.57)   --      --     (34.37)     (31.57)     --      --   (16.76)
YIE        International Fund (11/00; 1/92)(1)             (29.33)   --      --     (27.09)     (29.33)  (2.37)     --     2.93
YMF        Managed Fund (11/00; 4/86)(1)                   (11.40)   --      --      (9.56)     (11.40)   5.82    7.84     9.22
YND        New Dimensions Fund(R) (11/00; 5/96)(1)         (17.45)   --      --     (16.68)     (17.45)   8.86      --     9.78
YPS        Partners Small Cap Value Fund (1/03; 8/01)(1)       --    --      --         --(2)       --      --      --     6.68(3)
YIV        S&P 500 Index Fund (11/00; 5/00)(1)             (13.26)   --      --     (13.60)     (13.26)     --      --   (14.00)
YSM        Small Cap Advantage Fund (11/00; 9/99)(1)        (7.37)   --      --      (4.73)      (7.37)     --      --     3.45
YST        Stock Fund 1/03; 8/01)(1)                           --    --      --         --(2)       --      --      --    (3.43)(3)
YSA        Strategy Aggressive Fund (11/00; 1/92)(1)       (33.51)   --      --     (34.97)     (33.51)   0.53      --     5.72
         AIM V.I.
YAC        Capital Appreciation Fund,
           Series II Shares (1/03; 5/93)(1),(4)                --    --      --         --(2)   (24.04)   5.04      --    10.73
YAD        Capital Development Fund,
           Series II Shares (1/03; 5/98)(1),(4)                --    --      --         --(2)    (8.93)     --      --     4.12
         Alliance VP
YAB        AllianceBernstein International Value Portfolio
           (Class B) (1/03; 5/01)(1),(5)                       --    --      --         --(2)       --      --      --    (1.87)(3)
YAL        Growth and Income Portfolio
           (Class B) (1/03; 1/91)(1),(6)                       --    --      --         --(2)    (0.73)  13.50   13.80    12.77
         American Century(R) Variable Portfolios, Inc.
YAI        VP International, Class II (1/03; 5/94)(1),(7)      --    --      --         --(2)   (29.81)   3.74      --     4.70
YAV        VP Value, Class II (1/03; 5/96)(1),(7)              --    --      --         --(2)    11.85   10.80      --    11.61
         Calvert Variable Series, Inc.
YSB        Social Balanced Portfolio (11/00; 9/86)(1)       (7.64)   --      --      (8.46)      (7.64)   6.20    7.82     8.35
         Evergreen VA
YCG        Capital Growth Fund - Class 2
           (1/03; 3/98)(1),(8)                                 --    --      --         --(2)   (13.80)     --      --     3.58
         Fidelity(R) VIP
YFG        Growth & Income Portfolio
           Service Class 2 (1/03; 12/96)(1),(9)                --    --      --         --(2)    (9.83)   8.94      --     8.94
YFM        Mid Cap Portfolio Service Class 2
           (1/03; 12/98)(1),(9)                                --    --      --         --(2)    (4.39)     --      --    24.35
YFO        Overseas Portfolio Service Class 2
           (1/03; 1/87)(1),(9)                                 --    --      --         --(2)   (21.91)   1.71    4.89     5.15


--------------------------------------------------------------------------------
29 IDS LIFE OF NEWYORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge for Period
Ending Dec. 31, 2001 (continued)
                                                                      Performance since                   Performance since
                                                               commencement of the subaccount         commencement of the fund
                                                                                      Since                                Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
         FTVIPT
YRE        Franklin Real Estate Fund - Class 2
           (11/00; 1/89)(1),(10)                              6.91%    --%    --%     13.65%       6.91%   4.99%  10.45%    9.24%
YSV        Franklin Small Cap Value Securities Fund -
           Class 2 (11/00; 5/98)(1),(10)                     12.76     --     --      18.71       12.76      --      --     2.30
YMS        Mutual Shares Securities Fund -
           Class 2 (1/03; 11/96)(1),(10)                        --     --     --         --(2)     6.08    9.17      --     9.38
         Goldman Sachs VIT
YUE        CORE(SM) U.S. Equity Fund (11/00; 2/98)(1),(11)  (12.73)    --     --     (13.33)     (12.73)     --      --     2.37
YMC        Mid Cap Value Fund (11/00; 5/98)(1)               11.06     --     --      20.43       11.06      --      --     5.46
         INVESCO VIF
YID        Dynamics Fund (1/03; 8/97)(1)                        --     --     --         --(2)   (31.78)     --      --     4.80
YFS        Financial Services Fund (5/02; 9/99)(1)              --     --     --         --(2)   (10.70)     --      --     9.24
YTC        Technology Fund (1/03; 5/97)(1)                      --     --     --         --(2)   (46.34)     --      --     8.98
YTL        Telecommunications Fund (1/03; 9/99)(1)              --     --     --         --(2)   (54.44)     --      --   (23.25)
         Janus Aspen Series
YGT        Global Technology Portfolio:
           Service Shares (11/00; 1/00)(1),(12)             (37.88)    --     --     (42.39)     (37.88)     --      --   (36.86)
YIG        International Growth Portfolio:
           Service Shares (11/00; 5/94)(1),(12),(13)        (24.12)    --     --     (24.39)     (24.12)   8.90      --    12.63
         Lazard Retirement Series
YIP        International Equity Portfolio (11/00; 9/98)(1)  (24.75)    --     --     (20.94)     (24.75)     --      --    (2.84)
         MFS(R)
YGW        Investors Growth Stock Series -
           Service Class (11/00; 5/99)(1),(14)              (25.51)    --     --     (25.08)     (25.51)     --      --    (1.42)
YDS        New Discovery Series -
           Service Class (11/00; 5/98)(1),(14)               (6.11)    --     --      (6.11)      (6.11)     --      --    13.47
YUT        Utilities Series - Service Class
           (1/03; 1/95)(1),(14)                                 --     --     --         --(2)   (25.00)   9.53      --    13.35
         Pioneer VCT
YPE        Pioneer Equity Income VCT Portfolio -
           Class II Shares (1/03; 3/95)(1),(15)                 --     --     --         --(2)    (7.98)  11.11      --    13.46
YEU        Pioneer Europe VCT Portfolio -
           Class II Shares (1/03; 10/98)(1),(16)                --     --     --         --(2)   (24.54)     --      --    (6.00)
         Putnam Variable Trust
YHS        Putnam VT Health Sciences Fund -
           Class IB Shares (1/03; 4/98)(1),(17)                 --     --     --         --(2)   (20.48)     --      --     3.47
YPI        Putnam VT International Growth
           Fund - Class IB Shares (1/03; 1/97)(1),(17),(18)     --     --     --         --(2)   (21.33)     --      --     8.60
YVS        Putnam VT Vista Fund -
           Class IB Shares (11/00; 1/97)(1),(17),(18)       (34.10)    --     --     (33.56)     (34.10)     --      --     6.52
         Strong Funds
YSO        Strong Opportunity Fund II - Advisor Class
           (1/03_; 5/92)(1),(19)                                --     --     --         --(2)    (5.01)  13.11      --    15.18


--------------------------------------------------------------------------------
30 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge for Period
Ending Dec. 31, 2001 (continued)
                                                                      Performance since                   Performance since
                                                               commencement of the subaccount         commencement of the fund
                                                                                      Since                                Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
         Wanger
YIC        International Small Cap (11/00; 5/95)(1)        (21.87%)   --%     --%    (25.54%)    (21.87%)  7.12%  --%      14.52%
YSP        U.S. Smaller Companies (11/00; 5/95)(1)          10.38     --      --      15.09       10.38   11.43   --       17.20
         Wells Fargo VT
YAA        Asset Allocation Fund (1/03; 4/94)(1),(20)          --     --      --         --(2)    (7.79)   8.27   --       10.17
YWI        International Equity Fund (1/03; 7/00)(1)           --     --      --         --(2)   (16.85)     --   --      (18.07)
YWS        Small Cap Growth Fund (1/03; 5/95)(1),(21)          --     --      --         --(2)   (25.05)  (2.61)  --        4.25

(1)    (Commencement date of the subaccount; Commencement date of the fund.)

(2) The subaccount did not commence operations during the year 2001 and, therefore, it has no performance.

(3)    Cumulative return (not annualized) since commencement date of the fund.

(4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

(5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

(8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. These historical returns for Class L shares have been adjusted to reflect the effect of the 0.25% 12b-1 fees for Class L shares. Class I shares do not pay 12b-1 fees. If these fees had not been reflected, returns would have been higher.

(9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(11)   CORE(SM) is a service mark of Goldman, Sachs & Co.

(12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class IIshares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%.

(19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

(20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

(21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds


--------------------------------------------------------------------------------
31 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The Fixed Account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life of New York. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life of New York, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE
The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

o  the value on the previous monthly date; plus

o  net premiums allocated to the fixed account since the last monthly date; plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o  accrued interest on all of the above; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES
The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on the policy date equals:

o  the portion of your initial net premium allocated to the subaccount; plus

o  interest accrued before the policy date; minus

o the portion of the monthly deduction for the first policy month allocated to that subaccount.

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32   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

The value of each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: We convert the policy value to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals: (a divided by b) - c,

where:

(a)  equals:

    o net asset value per share of the fund; plus

    o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

    o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b)  equals:

    o net asset value per share of the fund at the end of the preceding valuation period; plus

    o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges," above.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments allocated to the subaccounts;

o  transfers into or out of the subaccount(s);

o  partial surrenders and partial surrender fees;

o  surrender charges; and/or

o  monthly deductions.

Accumulation unit values will fluctuate due to:

o  changes in underlying funds(s) net asset value;

o  dividends distributed to the subaccount(s);

o  capital gains or losses of underlying funds;

o  fund operating expenses; and/or

o  mortality and expense risk charges.

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33   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the death benefit is the greater of the specified amount or the policy value multiplied by the death benefit factor in the table below. The proceeds payable are the death benefit amount minus outstanding indebtedness.

If that death is on or after the insured's attained insurance age 100, the amount payable is the greater of:

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

Applicable percentage table

Insured's attained   Applicable percentage                  Insured's attained                Applicable percentage
insurance age           of policy value                        insurance age                     of policy value
40 or younger                       250%                            61                                128%
41                                  243                             62                                126
42                                  236                             63                                124
43                                  229                             64                                122
44                                  222                             65                                120
45                                  215                             66                                119
46                                  209                             67                                118
47                                  203                             68                                117
48                                  197                             69                                116
49                                  191                             70                                115
50                                  185                             71                                113
51                                  178                             72                                111
52                                  171                             73                                109
53                                  164                             74                                107
54                                  157                          75-90                                105
55                                  150                             91                                104
56                                  146                             92                                103
57                                  142                             93                                102
58                                  138                             94                                101
59                                  134                         95-100                                100
60                                  130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

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34   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o  the policy value plus the specified amount; or

o the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                                      Option 1            Option 2
Specified amount                               $100,000            $100,000
Policy value                                   $  5,000            $  5,000
Death benefit                                  $100,000            $105,000
Policy value increases to                      $  8,000            $  8,000
Death benefit                                  $100,000            $108,000
Policy value decreases to                      $  3,000            $  3,000
Death benefit                                  $100,000            $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.

o  Minimum initial premium.

o  Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85. IDS Life of New York will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o  Charges for certain optional insurance benefits may increase.

o  The minimum initial premium and the NLG premiums will increase.

o  The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless an NLG option or the minimum initial premium period is in effect.

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35   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Decreases: After the first policy year, you may decrease your specified amount. Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in the coverage cannot reduce the initial specified amount below the following amounts:

All Band Years            Minimum Specified Amount
Year 1                    100% of the initial specified amount
Years 2-5                 75% of the initial specified amount
Years 6-10                50% of the initial specified amount
Years 11-15               25% of the initial specified amount
Years 16+                 $1,000

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o  Charges for certain optional insurance benefits may decrease.

o  The minimum initial premium and the NLG premiums will decrease.

o  The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o  First from the portion due to the most recent increase;

o  Next from portions due to the next most recent increases successively; and

o  Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX
If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o  the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o  the amount of any outstanding indebtedness on the date of death.

SUICIDE
Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you and your estate.

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36   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners, we may apply modifications or restrictions in any reasonable manner to prevent transfers. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o  limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o  For automated transfers -- $50.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o  For automated transfers -- $50.

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37   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

MAXIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

o  None.

From the fixed account to a subaccount:

o  None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy. Currently, we do not assess a fee for any transfers.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER
Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 By letter:

Regular mail:
IDS Life Insurance Company of New York
P.O. Box 5144
Albany, NY 12205

Express mail:

IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203

2 By phone:

Call between 8 a.m. and 6 p.m. (Monday - Thursday); 8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
(800) 541-2251 (toll free)

TTY service for the hearing impaired:
(800) 869-8613 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

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38   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

AUTOMATED TRANSFERS
In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

o Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year and to charge a fee for more than five transfers per year by phone or mail.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works
                                                                       Number
                                             Amount    Accumulation   of units
By investing an  equal number      Month    invested    unit value    purchased
of dollars each month...           Jan        $100         $20           5.00
                                   Feb         100          16           6.25
you automatically buy              Mar         100           9          11.11
more units when the                Apr         100           5          20.00
per unit market price is low...    May         100           7          14.29
                                   June        100          10          10.00
and fewer units                    July        100          15           6.67
when the per unit                  Aug         100          20           5.00
market price is high.              Sept        100          17           5.88
                                   Oct         100          12           8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year and to charge a fee for more than five transfers per year by phone or mail.

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39   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

ASSET REBALANCING
Subject to availability, you can ask us in writing to have the variable subaccount portion of your policy value allocated according to the percentages (in whole percentage amounts) that you choose. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The policy value must be at least $2,000 at the time of the rebalance. Rebalancing is accomplished by transferring policy value between subaccounts.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

Policy Loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which your request is received. (Loans by telephone are limited to $50,000.) Loan payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Interest rate: The interest rate for policy loans is 6% per year. After the tenth anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

Minimum loan: $500 or the remaining loan value, whichever is less.

Maximum loan: 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.0% annual interest.

Repayments: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate any NLG option in effect. If the indebtedness exceeds the policy value minus surrender charges, the policy will lapse. (See "Keeping the Policy in Force.")

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. A 10% IRS penalty also may apply if you are under age 59 1/2 if the policy is classified as a "modified endowment." (See "Federal Taxes.")

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40   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Policy Surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy. Surrender payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of Payments" under "Payment of Policy Proceeds.")

TOTAL SURRENDERS
If you surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) The remaining policy value after a partial surrender cannot be less than $250. We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate any of the NLG options. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life of New York will deduct this decrease from the current specified amount in this order:

   1. First from the specified amount provided by the most recent increase;

   2. Next from the next most recent increases successively;

   3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES
Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. A 10% IRS penalty also may apply if you are under age 59 1/2 if the policy is classified as a "modified endowment." (See "Federal Taxes.")

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41   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

EXCHANGE RIGHT
During the first two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

Optional Insurance Benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (ABRTI)
If the insured is terminally ill and death is expected to occur within six months, the rider provides that you can withdraw a portion of the death benefit prior to death. This rider is not available in all states.

ACCIDENTAL DEATH BENEFIT (ADB)
ADB provides an additional death benefit if the insured's death is caused by accidental injury.

AUTOMATIC INCREASE BENEFIT RIDER (AIB)
AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65.

BASE INSURED RIDER (BIR)
BIR provides an additional level adjustable death benefit on the base insured.

CHILDREN'S INSURANCE RIDER (CIR)
CIR provides level term coverage on each eligible child.

OTHER INSURED RIDER (OIR)
OIR provides a level, adjustable death benefit on the life of each other insured covered.

WAIVER OF MONTHLY DEDUCTION (WMD)
Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

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42   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Payment of Policy Proceeds

Proceeds will be paid when:

o  you surrender the policy; or

o  the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

Payment options: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to change a prior choice of payment option, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

Option A: Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B: Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

             Payment period                    Monthly payment per $1,000
                 (years)                          placed under Option B
                   10                                    $9.61
                   15                                     6.87
                   20                                     5.51
                   25                                     4.71
                   30                                     4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

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43   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Option C: Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 5, 10 or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table
                                             Life Income per $1,000 with payments guaranteed for
                         -------------------------------------------------------------------------------------------
Age           Beginning          5 years                       10 years                           15 years
payee         in year      Male          Female           Male            Female             Male            Female
65            2005       $ 5.28           $4.68          $5.16             $4.63            $4.96             $4.54
              2010         5.19            4.61           5.08              4.57             4.90              4.49
              2015         5.11            4.55           5.01              4.51             4.84              4.43
              2020         5.03            4.49           4.94              4.45             4.78              4.39
              2025         4.95            4.43           4.87              4.40             4.73              4.34
              2030         4.88            4.38           4.81              4.35             4.68              4.30
70            2005         6.15            5.37           5.88              5.26             5.49              5.07
              2010         6.03            5.28           5.79              5.18             5.42              5.00
              2015         5.92            5.19           5.70              5.10             5.36              4.94
              2020         5.81            5.10           5.61              5.03             5.30              4.88
              2025         5.71            5.03           5.53              4.96             5.24              4.83
              2030         5.61            4.95           5.45              4.89             5.18              4.77
75            2005         7.30            6.36           6.74              6.09             6.01              5.67
              2010         7.14            6.23           6.63              5.99             5.95              5.60
              2015         6.99            6.10           6.52              5.89             5.90              5.54
              2020         6.84            5.99           6.42              5.79             5.84              5.47
              2025         6.71            5.88           6.32              5.71             5.78              5.41
              2030         6.58            5.78           6.23              5.62             5.73              5.35
85            2005        10.68            9.65           8.52              8.14             6.73              6.64
              2010        10.45            9.41           8.44              8.04             6.72              6.62
              2015        10.22            9.19           8.36              7.93             6.70              6.59
              2020        10.00            8.98           8.27              7.83             6.68              6.57
              2025         9.79            8.78           8.19              7.74             6.67              6.54
              2030         9.60            8.59           8.11              7.64             6.65              6.52

The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3.00% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

Deferral of payments: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o  the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

--------------------------------------------------------------------------------
44 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS
IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS
The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                                         Taxable portion of pre-death proceeds
---------------------------------------------------------------------------------------------------------------------------
Full surrender:                                            Amount received plus any indebtedness, minus your investment in the policy.*

Lapse:                                                     Any outstanding indebtedness minus your investment in the policy.*

Partial surrenders (modified endowments):                  Lesser of: The amount received or policy value minus your
                                                           investment in the policy.*

Policy loans and assignments (modified endowments):        Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*

Partial surrenders (not modified endowments):              Generally, if the amount received is greater than your
                                                           investment in the policy,* the amount in excess of your
                                                           investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                                           surrender results in or is necessitated by a reduction in
                                                           benefits.

Policy loans and assignments (not modified endowments):    None.**

Payment options:                                           If proceeds of the policy will be paid under one of the
                                                           payment options, see the "Payment option" section for tax
                                                           information.
---------------------------------------------------------------------------------------------------------------------------

 * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.

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45   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

MODIFIED ENDOWMENT CONTRACTS
In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o  you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o  the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS
Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

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46   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

IDS Life of New York conducts a conventional life insurance business in the State of New York. All annuity contracts and insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

IDS Life of New York has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP
IDS Life of New York, a New York corporation, is a wholly owned subsidiary of IDS Life, a Minnesota corporation which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $194 billion.


STATE REGULATION
IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically.

DISTRIBUTION OF THE POLICY
American Express Financial Advisors Inc. (AEFA), a registered broker/dealer under the Securities Act of 1934 and a member of the National Association of Securities Dealers, Inc. serves as the principal underwriter for the life insurance policy. AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy.

IDS Life of New York pays its representatives a commission of up to 95% of the initial target premium (annualized) for VUL IV-NY in the first three years when the policy is sold, plus up to 3.5% of all premiums in excess of the target premium. For VUL IV ES-NY, the commission is up to 85% of the initial target premium (annualized) in the first three years, plus 2.5% of all premiums in excess of the target premium. Each year, IDS Life of New York pays a service fee of .125% or less of the policy value, net of indebtedness. IDS Life of New York pays additional commissions if an increase in coverage occurs.

LEGAL PROCEEDINGS
A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life and its affiliates do business. IDS Life of New York and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of the suits, Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

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47   IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life of New York does not consider any lawsuits in which it is named as a defendant to be material.


EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company of New York at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated asset subaccounts of the IDS of New York Account 8 - IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series at Dec. 31, 2001, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of IDS Life of New York

DIRECTORS

Gumer C. Alvero
Director since April 2001. Vice President - Annuities, AEFC, since April 1998. Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.

Timothy V. Bechtold
Director since April 1999. Chief Executive Officer since April 2001. President since 1998; Executive Vice President - Risk Management Products since December 1999. Vice President, Risk Management Products, IDS Life Insurance Company, from January 1995 to December 1999.

Maureen A. Buckley
Director since April 1999. Vice President, Chief Operating Officer and Consumer Affairs Officer and Claims Officer since 1998. Chief Operating Officer and Consumer Affairs Officer, American Centurion Life Assurance Company, since March 1995.

Rodney P. Burwell*
Director since April 1999. Chairman, Xerxes Corporation (manufacturing), since 1969.

Robert R. Grew*
Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

Carol A. Holton
Director, since April 2001. Vice President - Third Party Distribution, AEFC, since April 1998. Director, Distributor Services, AEFC, from September 1997 to April 1998. Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.

Jean B. Keffeler*
Director since April 1999. Business and management consultant since 1991.

Eric L. Marhoun
Director since April 2001. General Counsel and Secretary since 1998. Group Counsel and Vice President, AEFA, since 1997. Counsel AEFA, from 1996 to 1997.

Thomas R. McBurney*
Director since April 1999. President - McBurney Management Associates, since
1990.

Edward J. Muhl*
Director since April 1999. Vice Chairman, Peterson Consulting LLP, since January 1997.

Thomas V. Nicolosi
Director since October 1996. Group Vice President - New York Metro Area, AEFA, from January 1995 to present.

Stephen P. Norman
Secretary, American Express, since 1982.

--------------------------------------------------------------------------------
48 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Richard M. Starr
Director since October 1996. Managing Counsel, American Express Company, since March 1995.

Michael R. Woodward
Director since December 2000. Senior Vice President, Field Management, AEFC, since June 1991.

OFFICERS OTHER THAN DIRECTORS

Lorraine R. Hart
Vice President - Investments since December 1999. Investment Officer since March 1992.

Stephen M. Lobo
Vice President and Treasurer since November 2002. Treasurer, AEFC and AEFA since September 2002. Vice President, Treasurer and Assistant Secretary, IDS Life since September 2002. Vice President and Treasurer, AEL and APL since September 2002. Vice President Investment Risk Management, AEFA and AEFC since September 2001. Senior Vice President -- Treasurer, U.S. Bancorp 1986-1991.

Philip C. Wentzel
Vice President and Controller since 1998. Director of Financial Reporting and Analysis from 1992-1997.

* The address for all directors and principal officers (except otherwise noted) is: 20 Madison Avenue Extension, Albany, NY 12203. Mr. Burwell's address is: 7901 Xerxes Avenue South, Suite 201, Bloomington, MN 55431-1253. Mr. Grew's address is: Carter, Ledyard & Milburn, 2 Wall
     Street, New York, NY 10005-2072. Ms. Keffeler's address is: 3424 Zenith Ave. South, Minneapolis, MN 55416. Mr. McBurney's address is: 1700 Foshay Tower, 821 Marquette Ave., Minneapolis, MN 55402. Mr. Muhl's address is: 16 Wolfe Street, Alexandria, VA 22314.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

Other Information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life of New York, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS
We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, -- for example, the election of directors -- all shares may vote together as one series. In those cases, all shares have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

--------------------------------------------------------------------------------
49 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

REPORTS
At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES
We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to make policy payouts and to pay death benefits and other distributions from the policy.

For detailed information on the agency rating given to IDS Life of New York, contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                           www.ambest.com
Fitch                               www.fitchratings.com
Moody's                             www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

o  the annual rate of return of the fund is 0%, 6% or 12%.

o the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

o  the specified  amounts are $100,000 for VUL IV-NY or $1,000,000  for VUL IV
   ES-NY.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the Illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule.

In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS
Rates of return: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

Insured: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

Premiums: assumes a $900 premium is paid in full at the beginning of each policy year for VUL IV-NY. Results would differ if premiums were paid on a different schedule and assumes a $9,000 premium is paid in full at the beginning of each policy year for VUL IV ES-NY.

Policy loans and partial withdrawals: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

--------------------------------------------------------------------------------
50 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

EFFECT OF EXPENSES AND CHARGES
The death benefit, policy value and cash surrender value reflect the following charges:

o  Premium expense charge: 3.5% of each premium payment.

o Cost of insurance charge and surrender charge for the assumed insured's insurance age, duration, sex and risk classification.

o Policy fee: $7.50 per month for VUL IV-NY. $0 per month for VUL IV ES-NY. The guaranteed policy fee is $7.50 per month for both.

o The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

o the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.68% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. This fee reflects applicable fund fee waivers and/or expense reimbursement arrangements and assumes that these arrangements will continue for the periods illustrated although this is not guaranteed. Without these arrangements, the assumed investment management fee would be 0.72% and the policy values shown in the following illustrations would be lower. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund expenses" in the "Loads, Fees and Charges" section of this prospectus for additional information;

o the 12b-1 fee, assumed to be equivalent to an annual rate of 0.17% of the fund's average daily net assets;

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV-NY and 0.30% for VUL IV ES-NY. For years 21 and after, this charge equals 0.30% for VUL IV-NY and 0.20% for VUL IV ES-NY. We reserve the right to charge up to 0.9% for all policy years; and

o a nonadvisory expense charge assumed to be equivalent to an annual rate of 0.23% of each fund's average daily net assets for direct expenses incurred by the fund. The assumed nonadvisory expense charge reflects applicable fee waivers and/or expense reimbursement arrangements and assumes that these arrangements will continue for the periods illustrated although this is not guaranteed. Without these arrangements, the assumed nonadvisory expense charge would be 0.78% and the values shown in the following illustrations would be lower. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees, and Charges" section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

        Gross annual        Net annual rate           Net annual rate        Net annual rate               Net annual rate
        investment           of return for             of return for          of return for                of return for
        Rate          "Guaranteed costs assumed"  "Current costs assumed" "Current costs assumed"      "Current costs assumed"
                             illustration              illustration,          illustration,                 illustration,
                                                        years 1-10             years 11-20               years 21 and after
For VUL IV-NY
         0%                   (1.98%)                    (1.98%)                  (1.53%)                       (1.38%)
         6                     4.02                       4.02                     4.47                          4.62
        12                    10.02                      10.02                    10.47                         10.62

        Gross annual        Net annual rate           Net annual rate        Net annual rate               Net annual rate
        investment           of return for             of return for          of return for                of return for
        Rate          "Guaranteed costs assumed"  "Current costs assumed" "Current costs assumed"      "Current costs assumed"
                             illustration              illustration,          illustration,                 illustration,
                                                        years 1-10             years 11-20               years 21 and after
For VUL IV ES-NY
         0%                   (1.98%)                    (1.98%)                  (1.38%)                       (1.28%)
         6                     4.02                       4.02                     4.62                          4.72
        12                    10.02                      10.02                    10.62                         10.72

--------------------------------------------------------------------------------
51 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Taxes: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

Illustration
--------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                       Male -- age 35                                     Current costs assumed
Death benefit Option 1                                    nonsmoker                                         Annual premium $900
--------------------------------------------------------------------------------------------------------------------------------
            Premium
          accumulated     Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of    with annual  assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy     interest    annual investment return of          annual investment return of           annual investment return of
year         at 5%      0%         6%         12%             0%         6%         12%             0%         6%         12%
--------------------------------------------------------------------------------------------------------------------------------
   1    $   945    $100,000   $100,000   $100,000         $  595    $   639   $    683        $    --    $    --  $      --
   2      1,937     100,000    100,000    100,000          1,170      1,295      1,425            269        394        524
   3      2,979     100,000    100,000    100,000          1,727      1,970      2,235            826      1,069      1,334
   4      4,073     100,000    100,000    100,000          2,261      2,662      3,115          1,360      1,761      2,214
   5      5,222     100,000    100,000    100,000          2,778      3,374      4,076          1,877      2,473      3,175
   6      6,428     100,000    100,000    100,000          3,277      4,107      5,127          2,556      3,386      4,406
   7      7,694     100,000    100,000    100,000          3,758      4,863      6,277          3,218      4,322      5,736
   8      9,024     100,000    100,000    100,000          4,217      5,637      7,530          3,857      5,276      7,170
   9     10,420     100,000    100,000    100,000          4,665      6,441      8,909          4,485      6,260      8,729
  10     11,886     100,000    100,000    100,000          5,094      7,267     10,419          5,094      7,267     10,419
  11     13,425     100,000    100,000    100,000          5,534      8,157     12,126          5,534      8,157     12,126
  12     15,042     100,000    100,000    100,000          5,948      9,070     13,998          5,948      9,070     13,998
  13     16,739     100,000    100,000    100,000          6,343     10,012     16,059          6,343     10,012     16,059
  14     18,521     100,000    100,000    100,000          6,712     10,977     18,321          6,712     10,977     18,321
  15     20,392     100,000    100,000    100,000          7,051     11,965     20,805          7,051     11,965     20,805
  16     22,356     100,000    100,000    100,000          7,358     12,974     23,535          7,358     12,974     23,535
  17     24,419     100,000    100,000    100,000          7,624     13,994     26,529          7,624     13,994     26,529
  18     26,585     100,000    100,000    100,000          7,854     15,034     29,824          7,854     15,034     29,824
  19     28,859     100,000    100,000    100,000          8,044     16,090     33,450          8,044     16,090     33,450
  20     31,247     100,000    100,000    100,000          8,188     17,157     37,444          8,188     17,157     37,444
age 60   45,102     100,000    100,000    100,000          8,225     22,816     65,085          8,225     22,816     65,085
age 65   62,785     100,000    100,000    136,038          6,723     28,749    111,506          6,723     28,749    111,506
---------------------------------------------------------------------------------------------------------------------------

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
52 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Illustration
--------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $1,000,000                     Male -- age 35                                     Current costs assumed
Death benefit Option 1                                    nonsmoker                                       Annual premium $9,000
--------------------------------------------------------------------------------------------------------------------------------
            Premium
          accumulated     Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of    with annual  assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy     interest    annual investment return of          annual investment return of           annual investment return of
year         at 5%      0%         6%         12%             0%         6%         12%             0%         6%         12%
--------------------------------------------------------------------------------------------------------------------------------
   1   $  9,450  $1,000,000 $1,000,000 $1,000,000       $  7,251   $  7,731  $    8,212      $     --   $     --   $       --
   2     19,373   1,000,000  1,000,000  1,000,000         14,368     15,784      17,259         5,358      6,774        8,249
   3     29,791   1,000,000  1,000,000  1,000,000         21,295     24,111      27,164        12,285     15,101       18,154
   4     40,731   1,000,000  1,000,000  1,000,000         28,008     32,697      37,984        18,998     23,687       28,974
   5     52,217   1,000,000  1,000,000  1,000,000         34,541     41,581      49,847        25,531     32,571       40,837
   6     64,278   1,000,000  1,000,000  1,000,000         40,840     50,721      62,798        33,632     43,513       55,590
   7     76,942   1,000,000  1,000,000  1,000,000         46,968     60,186      77,013        41,562     54,780       71,607
   8     90,239   1,000,000  1,000,000  1,000,000         52,873     69,934      92,563        49,269     66,330       88,959
   9    104,201   1,000,000  1,000,000  1,000,000         58,644     80,064     109,674        56,842     78,262      107,872
  10    118,861   1,000,000  1,000,000  1,000,000         64,200     90,510     128,423        64,200     90,510      128,423
  11    134,254   1,000,000  1,000,000  1,000,000         70,006    101,903     149,828        70,006    101,903      149,828
  12    150,417   1,000,000  1,000,000  1,000,000         75,552    113,657     173,370        75,552    113,657      173,370
  13    167,388   1,000,000  1,000,000  1,000,000         80,924    125,875     199,368        80,924    125,875      199,368
  14    185,207   1,000,000  1,000,000  1,000,000         86,046    138,501     228,022        86,046    138,501      228,022
  15    203,917   1,000,000  1,000,000  1,000,000         90,894    151,537     259,611        90,894    151,537      259,611
  16    223,563   1,000,000  1,000,000  1,000,000         95,501    165,033     294,494        95,501    165,033      294,494
  17    244,191   1,000,000  1,000,000  1,000,000         99,738    178,893     332,939        99,738    178,893      332,939
  18    265,851   1,000,000  1,000,000  1,000,000        103,666    193,193     375,409       103,666    193,193      375,409
  19    288,594   1,000,000  1,000,000  1,000,000        107,262    207,942     422,354       107,262    207,942      422,354
  20    312,473   1,000,000  1,000,000  1,000,000        110,481    223,122     474,268       110,481    223,122      474,268
age 60  451,021   1,000,000  1,000,000  1,118,632        120,798    307,390     834,800       120,798    307,390      834,800
age 65  627,847   1,000,000  1,000,000  1,748,357        118,488    406,338   1,433,080       118,488    406,338    1,433,080
--------------------------------------------------------------------------------------------------------------------------------


(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $9,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
53 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Illustration
--------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                       Male -- age 35                                  Guaranteed costs assumed
Death benefit Option 1                                    nonsmoker                                         Annual premium $900
--------------------------------------------------------------------------------------------------------------------------------
           Premium
         accumulated      Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of   with annual   assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy    interest     annual investment return of          annual investment return of           annual investment return of
year        at 5%       0%         6%         12%             0%         6%         12%             0%         6%         12%
--------------------------------------------------------------------------------------------------------------------------------
   1    $   945    $100,000   $100,000   $100,000         $  595    $   639    $   683         $   --    $    --    $    --
   2      1,937     100,000    100,000    100,000          1,170      1,295      1,425            269        394        524
   3      2,979     100,000    100,000    100,000          1,724      1,967      2,232            823      1,066      1,331
   4      4,073     100,000    100,000    100,000          2,253      2,653      3,106          1,352      1,752      2,205
   5      5,222     100,000    100,000    100,000          2,761      3,356      4,057          1,860      2,455      3,156
   6      6,428     100,000    100,000    100,000          3,243      4,071      5,088          2,522      3,350      4,367
   7      7,694     100,000    100,000    100,000          3,699      4,799      6,207          3,159      4,258      5,666
   8      9,024     100,000    100,000    100,000          4,131      5,541      7,423          3,770      5,180      7,063
   9     10,420     100,000    100,000    100,000          4,535      6,295      8,746          4,355      6,114      8,565
  10     11,886     100,000    100,000    100,000          4,911      7,058     10,182          4,911      7,058     10,182
  11     13,425     100,000    100,000    100,000          5,254      7,830     11,742          5,254      7,830     11,742
  12     15,042     100,000    100,000    100,000          5,567      8,610     13,439          5,567      8,610     13,439
  13     16,739     100,000    100,000    100,000          5,847      9,397     15,287          5,847      9,397     15,287
  14     18,521     100,000    100,000    100,000          6,093     10,189     17,299          6,093     10,189     17,299
  15     20,392     100,000    100,000    100,000          6,301     10,983     19,491          6,301     10,983     19,491
  16     22,356     100,000    100,000    100,000          6,467     11,776     21,880          6,467     11,776     21,880
  17     24,419     100,000    100,000    100,000          6,587     12,562     24,483          6,587     12,562     24,483
  18     26,585     100,000    100,000    100,000          6,656     13,336     27,321          6,656     13,336     27,321
  19     28,859     100,000    100,000    100,000          6,665     14,091     30,415          6,665     14,091     30,415
  20     31,247     100,000    100,000    100,000          6,612     14,822     33,794          6,612     14,822     33,794
age 60   45,102     100,000    100,000    100,000          5,162     17,866     56,210          5,162     17,866     56,210
age 65   62,785     100,000    100,000    113,361            724     18,816     92,918            724     18,816     92,918
---------------------------------------------------------------------------------------------------------------------------

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
54 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Illustration
--------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $1,000,000                     Male -- age 35                                  Guaranteed costs assumed
Death benefit Option 1                                    nonsmoker                                       Annual premium $9,000
--------------------------------------------------------------------------------------------------------------------------------
           Premium
         accumulated      Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of   with annual   assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy    interest     annual investment return of          annual investment return of           annual investment return of
year        at 5%       0%         6%         12%             0%         6%         12%             0%         6%         12%
--------------------------------------------------------------------------------------------------------------------------------
   1   $  9,450  $1,000,000 $1,000,000 $1,000,000        $ 6,751   $  7,215  $    7,680       $    --  $      --   $       --
   2     19,373   1,000,000  1,000,000  1,000,000         13,292     14,642      16,050         4,282      5,632        7,040
   3     29,791   1,000,000  1,000,000  1,000,000         19,600     22,263      25,153        10,590     13,253       16,143
   4     40,731   1,000,000  1,000,000  1,000,000         25,650     30,057      35,035        16,640     21,047       26,025
   5     52,217   1,000,000  1,000,000  1,000,000         31,478     38,063      45,810        22,468     29,053       36,800
   6     64,278   1,000,000  1,000,000  1,000,000         37,033     46,234      57,511        29,825     39,026       50,303
   7     76,942   1,000,000  1,000,000  1,000,000         42,321     54,581      70,239        36,915     49,175       64,833
   8     90,239   1,000,000  1,000,000  1,000,000         47,348     63,114      84,104        43,744     59,510       80,500
   9    104,201   1,000,000  1,000,000  1,000,000         52,093     71,815      99,201        50,291     70,013       97,399
  10    118,861   1,000,000  1,000,000  1,000,000         56,535     80,668     115,635        56,535     80,668      115,635
  11    134,254   1,000,000  1,000,000  1,000,000         60,654     89,655     133,526        60,654     89,655      133,526
  12    150,417   1,000,000  1,000,000  1,000,000         64,456     98,788     153,036        64,456     98,788      153,036
  13    167,388   1,000,000  1,000,000  1,000,000         67,921    108,050     174,318        67,921    108,050      174,318
  14    185,207   1,000,000  1,000,000  1,000,000         71,029    117,426     197,545        71,029    117,426      197,545
  15    203,917   1,000,000  1,000,000  1,000,000         73,761    126,901     222,914        73,761    126,901      222,914
  16    223,563   1,000,000  1,000,000  1,000,000         76,070    136,434     250,620        76,070    136,434      250,620
  17    244,191   1,000,000  1,000,000  1,000,000         77,909    145,982     280,891        77,909    145,982      280,891
  18    265,851   1,000,000  1,000,000  1,000,000         79,233    155,504     313,985        79,233    155,504      313,985
  19    288,594   1,000,000  1,000,000  1,000,000         79,968    164,933     350,179        79,968    164,933      350,179
  20    312,473   1,000,000  1,000,000  1,000,000         80,069    174,225     389,815        80,069    174,225      389,815
age 60  451,021   1,000,000  1,000,000  1,000,000         68,856    216,579     655,413        68,856    216,579      655,413
age 65  627,847   1,000,000  1,000,000  1,328,791         28,209    243,031   1,089,173        28,209    243,031    1,089,173
--------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $9,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
55 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of 1986, as amended.

Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life of New York: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company of New York.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. Each policy has the following three no lapse guarantee options:

o No Lapse Guarantee To Age 70 (NLG-70) guarantees the policy will not lapse before insured's attained insurance age 70 (or 10 policy years, if later).

     NLG-70 premium: The premium required to keep the NLG-70 in effect. The NLG-70 premium is shown in your policy. It depends on the insured's insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

o No Lapse Guarantee To Age 100 (NLG-100) guarantees the policy will not lapse before the insured's attained insurance age 100.

     NLG-100 premium: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

--------------------------------------------------------------------------------
56 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

Proceeds: The amount payable under the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

o Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

     -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

     -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

o    On surrender of the policy, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that IDS Life of New York expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.


--------------------------------------------------------------------------------
57 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV / IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Annual Financial Information

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002                                              YBC         YBD         YCR           YCM        YDE         YEM
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                   $52,459   $1,919,731     $31,271    $862,061   $1,434,115   $ 41,147

    at market value                                           $37,384   $1,921,669     $23,229    $862,058   $1,093,546   $ 34,476
Dividends receivable                                               --        8,326          --         743           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 46        1,264          --      10,357        1,745         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --         --
                                                              -------   ----------     -------    --------   ----------   --------
Total assets                                                   37,430    1,931,259      23,229     873,158    1,095,291     34,476
                                                               ======    =========      ======     =======    =========     ======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                 29        1,411          18         630          816         27
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          15          --           --         32
                                                              -------   ----------     -------    --------   ----------   --------
Total liabilities                                                  29        1,411          33         630          816         59
                                                              -------   ----------     -------    --------   ----------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                    $37,401   $1,929,848     $23,196    $872,528   $1,094,475   $ 34,417
                                                              =======   ==========     =======    ========   ==========   ========
Accumulation units outstanding                                 66,190    1,742,277      45,387     851,389    1,448,246     43,183
                                                               ======    =========      ======     =======    =========     ======
Net asset value per accumulation unit                         $  0.57   $     1.11     $  0.51    $   1.02   $     0.76   $   0.80
                                                              =======   ==========     =======    ========   ==========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                  YEX         YFI         YGB           YGR        YIE         YMF
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $891,366     $799,017    $181,049    $268,123     $ 51,564   $152,383
                                                             --------     --------    --------    --------     --------   --------
    at market value                                          $778,962     $808,716    $187,936    $195,401     $ 41,632   $119,068
Dividends receivable                                            5,807        1,940         617          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 --           --          --         214           36         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --
                                                             --------     --------    --------    --------     --------   --------
Total assets                                                  784,769      810,656     188,553     195,615       41,668    119,068
                                                              =======      =======     =======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                588          567         135         151           30         90
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                         584          605         144          --           --         51
                                                             --------     --------    --------    --------     --------   --------
Total liabilities                                               1,172        1,172         279         151           30        141
                                                             --------     --------    --------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $783,597     $809,484    $188,274    $195,464     $ 41,638   $118,927
                                                             ========     ========    ========    ========     ========   ========
Accumulation units outstanding                                883,064      731,386     163,064     461,067      100,247    177,512
                                                              =======      =======     =======     =======      =======    =======
Net asset value per accumulation unit                        $   0.89     $   1.11    $   1.15    $   0.42     $   0.42   $   0.67
                                                             ========     ========    ========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
59  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                  YND         YIV         YSM           YSA        YSB         YRE
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                $4,073,724   $1,445,677    $209,265    $169,227     $ 86,248   $951,133
                                                           ----------   ----------    --------    --------     --------   --------
    at market value                                        $3,141,197   $1,085,589    $169,288    $109,797     $ 71,989   $923,363
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 --        2,056         369         108           53        687
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           53        664
                                                           ----------   ----------    --------    --------     --------   --------
Total assets                                                3,141,197    1,087,645     169,657     109,905       72,095    924,714
                                                            =========    =========     =======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                              2,365          812         128          84           53        664
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                      21,298           --          --          --           53        687
                                                           ----------   ----------    --------    --------     --------   --------
Total liabilities                                              23,663          812         128          84          106      1,351
                                                           ----------   ----------    --------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                 $3,117,534   $1,086,833    $169,529    $109,821     $ 71,989   $923,363
                                                           ==========   ==========    ========    ========     ========   ========
Accumulation units outstanding                              5,709,720    1,829,433     239,537     447,173      101,113    788,848
                                                            =========    =========     =======     =======      =======    =======
Net asset value per accumulation unit                      $     0.55   $     0.59    $   0.71    $   0.25     $   0.71   $   1.17
                                                           ==========   ==========    ========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
60  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                  YSV         YUE         YMC           YGT        YIG         YIP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $418,130     $266,769  $1,433,312    $139,291   $1,162,490   $364,771
                                                             --------     --------  ----------    --------   ----------   --------
    at market value                                          $353,378     $204,594  $1,302,413    $ 83,946   $  858,652   $295,798
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                222        1,070          --         148        7,843        134
Receivable from mutual funds and portfolios
    for share redemptions                                         263          147      29,283          61          633        219
                                                             --------     --------  ----------    --------   ----------   --------
Total assets                                                  353,863      205,811   1,331,696      84,155      867,128    296,151
                                                              =======      =======   =========      ======      =======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                263          147         972          61          633        219
    Contract terminations                                          --           --      28,311          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                         222        1,070          --         148        7,843        134
                                                             --------     --------  ----------    --------   ----------   --------
Total liabilities                                                 485        1,217      29,283         209        8,476        353
                                                             --------     --------  ----------    --------   ----------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $353,378     $204,594  $1,302,413    $ 83,946   $  858,652   $295,798
                                                             ========     ========  ==========    ========   ==========   ========
Accumulation units outstanding                                352,312      342,432   1,193,674     285,000    1,703,684    476,718
                                                              =======      =======   =========     =======    =========    =======
Net asset value per accumulation unit                        $   1.00     $   0.60  $     1.09    $   0.29   $     0.50   $   0.62
                                                             ========     ========  ==========    ========   ==========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
61  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (Unaudited)
                                                                                   Segregated Asset Subaccounts
September 30, 2002 (continued)                                              YGW         YDS           YVS        YIC         YSP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                            $  896,824  $1,156,248    $378,358     $491,020   $909,183
                                                                       ----------  ----------    --------     --------   --------
    at market value                                                    $  647,945  $  859,474    $252,696     $382,804   $730,316
Dividends receivable                                                           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                         10,892       7,408         156          461      4,512
Receivable from mutual funds and portfolios
    for share redemptions                                                     476         638         186          289        530
                                                                       ----------  ----------    --------     --------   --------
Total assets                                                              659,313     867,520     253,038      383,554    735,358
                                                                          =======     =======     =======      =======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                            476         638         186          289        530
    Contract terminations                                                      --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                                  10,892       7,408         156          461      4,512
                                                                       ----------  ----------    --------     --------   --------
Total liabilities                                                          11,368       8,046         342          750      5,042
                                                                       ----------  ----------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                             $  647,945  $  859,474    $252,696     $382,804   $730,316
                                                                       ==========  ==========    ========     ========   ========
Accumulation units outstanding                                          1,307,753   1,387,501     640,101      681,534    839,313
                                                                        =========   =========     =======      =======    =======
Net asset value per accumulation unit                                  $     0.50  $     0.62    $   0.39     $   0.56   $   0.87
                                                                       ==========  ==========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002                            YBC         YBD         YCR           YCM        YDE         YEM
Investment income
Dividend income from mutual funds and portfolios             $    221     $ 46,337    $  1,763     $ 5,349   $  14,174    $    --
Variable account expenses                                         271        8,297         178       4,014       6,530        195
                                                             --------     --------    --------     -------   ---------    -------
Investment income (loss) -- net                                   (50)      38,040       1,585       1,335       7,644       (195)
                                                                  ===       ======       =====       =====       =====       ====
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         3,132      208,856      10,563     899,132      46,950      5,354
    Cost of investments sold                                    3,460      211,012      12,644     899,142      50,100      6,108
                                                             --------     --------    --------     -------   ---------    -------
Net realized gain (loss) on sales of investments                 (328)      (2,156)     (2,081)        (10)     (3,150)      (754)
Distributions from capital gains                                   --           --          --          --          --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (13,403)       6,939      (8,332)         11    (348,620)    (6,437)
                                                             --------     --------    --------     -------   ---------    -------
Net gain (loss) on investments                                (13,731)       4,783     (10,413)          1    (351,770)    (7,191)
                                                             --------     --------    --------     -------   ---------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $(13,781)    $ 42,823    $ (8,828)    $ 1,336   $(344,126)   $(7,386)
                                                             ========     ========    ========     =======   =========    =======

See accompanying notes to financial statements.

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YEX           YFI         YGB         YGR           YIE        YMF
Investment income
Dividend income from mutual funds and portfolios            $  37,956      $ 7,598     $ 4,735    $     --      $   394   $ 10,830
Variable account expenses                                       4,171        2,220         864       1,156          198        829
                                                                -----        -----         ---       -----          ---        ---
Investment income (loss) -- net                                33,785        5,378       3,871      (1,156)         196     10,001
                                                               ======        =====       =====      ======          ===     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        87,091       34,648      28,899      26,642          844     29,133
    Cost of investments sold                                   94,548       34,579      28,689      35,120          910     34,123
                                                               ------       ------      ------      ------          ---     ------
Net realized gain (loss) on sales of investments               (7,457)          69         210      (8,478)         (66)    (4,990)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (99,519)       9,799       8,295     (56,667)      (9,166)   (30,943)
                                                              -------        -----       -----     -------       ------    -------
Net gain (loss) on investments                               (106,976)       9,868       8,505     (65,145)      (9,232)   (35,933)
                                                             --------        -----       -----     -------       ------    -------
Net increase (decrease) in net assets
  resulting from operations                                 $ (73,191)     $15,246     $12,376    $(66,301)     $(9,036)  $(25,932)
                                                            =========      =======     =======    ========      =======   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YND           YIV         YSM          YSA        YSB       YRE
Investment income
Dividend income from mutual funds and portfolios            $  13,301     $  7,498    $     --    $     --    $     --   $ 17,103
Variable account expenses                                      19,170        7,388       1,005         819         427      3,871
                                                               ------        -----       -----         ---         ---      -----
Investment income (loss) -- net                                (5,869)         110      (1,005)       (819)       (427)    13,232
                                                               ======          ===      ======        ====        ====     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                       168,930      254,128      25,503      16,579       7,304     15,785
    Cost of investments sold                                  201,048      302,143      25,367      22,097       7,824     15,698
                                                              -------      -------      ------      ------       -----     ------
Net realized gain (loss) on sales of investments              (32,118)     (48,015)        136      (5,518)       (520)        87
Distributions from capital gains                                   --           --          --          --          --         --
Net change in unrealized appreciation or depreciation
  of investments                                             (903,858)    (356,279)    (42,538)    (47,694)    (11,757)   (36,889)
                                                             --------     --------     -------     -------     -------    -------
Net gain (loss) on investments                               (935,976)    (404,294)    (42,402)    (53,212)    (12,277)   (36,802)
                                                             --------     --------     -------     -------     -------    -------
Net increase (decrease) in net assets
  resulting from operations                                 $(941,845)   $(404,184)   $(43,407)   $(54,031)   $(12,704)  $(23,570)
                                                            =========    =========    ========    ========    ========   ========

See accompanying notes to financial statements.

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                  YSV          YUE         YMC         YGT         YIG        YIP
Investment income
Dividend income from mutual funds and portfolios             $    942     $     --   $      --    $     --    $   3,655   $    271
Variable account expenses                                       1,692        1,195       6,629         606        5,714      2,067
                                                                -----        -----       -----         ---        -----      -----
Investment income (loss) -- net                                  (750)      (1,195)     (6,629)       (606)      (2,059)    (1,796)
                                                                 ====       ======      ======        ====       ======     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        12,299        8,909      87,024      17,267      114,557     65,918
    Cost of investments sold                                   13,650       10,083      92,337      21,857      140,654     77,485
                                                               ------       ------      ------      ------      -------     ------
Net realized gain (loss) on sales of investments               (1,351)      (1,174)     (5,313)     (4,590)     (26,097)   (11,567)
Distributions from capital gains                                6,592           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (73,967)     (61,678)   (133,354)    (48,577)    (288,264)   (51,331)
                                                              -------      -------    --------     -------     --------    -------
Net gain (loss) on investments                                (68,726)     (62,852)   (138,667)    (53,167)    (314,361)   (62,898)
                                                              -------      -------    --------     -------     --------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $(69,476)    $(64,047)  $(145,296)   $(53,773)   $(316,420)  $(64,694)
                                                             ========     ========   =========    ========    =========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                              YGW         YDS         YVS           YIC        YSP
Investment income
Dividend income from mutual funds and portfolios                         $      --   $      --   $      --    $      --  $      --
Variable account expenses                                                    4,868       5,529       1,775        2,065      3,713
                                                                             -----       -----       -----        -----      -----
Investment income (loss) -- net                                             (4,868)     (5,529)     (1,775)      (2,065)    (3,713)
                                                                            ======      ======      ======       ======     ======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                                    168,612      51,154      21,445       16,560     37,263
    Cost of investments sold                                               228,322      66,313      26,329       19,410     41,988
                                                                           -------      ------      ------       ------     ------
Net realized gain (loss) on sales of investments                           (59,710)    (15,159)     (4,884)      (2,850)    (4,725)
Distributions from capital gains                                                --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                                          (216,297)   (325,372)   (109,883)     (96,756)  (191,354)
                                                                          --------    --------    --------      -------   --------
Net gain (loss) on investments                                            (276,007)   (340,531)   (114,767)     (99,606)  (196,079)
                                                                          --------    --------    --------      -------   --------
Net increase (decrease) in net assets
  resulting from operations                                              $(280,875)  $(346,060)  $(116,542)   $(101,671) $(199,792)
                                                                         =========   =========   =========    =========  =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002                            YBC         YBD         YCR           YCM        YDE         YEM
Operations
Investment income (loss) -- net                              $    (50)  $   38,040     $ 1,585   $   1,335   $    7,644    $  (195)
Net realized gain (loss) on sales of investments                 (328)      (2,156)     (2,081)        (10)      (3,150)      (754)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (13,403)       6,939      (8,332)         11     (348,620)    (6,437)
                                                             --------   ----------     -------   ---------   ----------    -------
Net increase (decrease) in net assets
  resulting from operations                                   (13,781)      42,823      (8,828)      1,336     (344,126)    (7,386)
                                                              =======       ======      ======       =====     ========     ======
Contract transactions
Contract purchase payments                                     13,973      247,275      12,004     534,304      171,218     17,367
Net transfers(1)                                                5,412      979,108      10,496    (122,400)     625,951     12,364
Transfers for policy loans                                         --      (10,117)     (2,582)    (10,673)      (2,699)        --
Policy charges                                                 (2,716)     (84,672)     (2,160)    (71,101)     (33,878)      (870)
Contract terminations:
    Surrender benefits                                            (79)     (31,286)         --      (2,462)      (2,486)        --
    Death benefits                                                 --       (8,069)         --          --           --         --
                                                             --------   ----------     -------   ---------   ----------    -------
Increase (decrease) from contract transactions                 16,590    1,092,239      17,758     327,668      758,106     28,861
                                                             --------   ----------     -------   ---------   ----------    -------
Net assets at beginning of year                                34,592      794,786      14,266     543,524      680,495     12,942
                                                             --------   ----------     -------   ---------   ----------    -------
Net assets at end of period                                  $ 37,401   $1,929,848     $23,196   $ 872,528   $1,094,475    $34,417
                                                             ========   ==========     =======   =========   ==========    =======
Accumulation unit activity
Units outstanding at beginning of year                         43,561      737,760      20,340     531,602      661,750     14,239
Contract purchase payments                                     19,703      227,226      18,252     521,742      181,345     18,302
Net transfers(1)                                                6,909      900,482      14,637    (119,693)     646,888     11,592
Transfers for policy loans                                         --       (9,170)     (4,390)    (10,418)      (3,212)        --
Policy charges                                                 (3,849)     (75,438)     (3,452)    (69,295)     (35,833)      (950)
Contract terminations:
    Surrender benefits                                           (134)     (31,170)         --      (2,549)      (2,692)        --
    Death benefits                                                 --       (7,413)         --          --           --         --
                                                             --------   ----------     -------   ---------   ----------    -------
Units outstanding at end of period                             66,190    1,742,277      45,387     851,389    1,448,246     43,183
                                                               ======    =========      ======     =======    =========     ======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YEX          YFI         YGB         YGR           YIE        YMF
Operations
Investment income (loss) -- net                              $ 33,785     $  5,378    $  3,871    $ (1,156)     $   196   $ 10,001
Net realized gain (loss) on sales of investments               (7,457)          69         210      (8,478)         (66)    (4,990)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (99,519)       9,799       8,295     (56,667)      (9,166)   (30,943)
                                                              -------      -------     -------     -------      -------    -------
Net increase (decrease) in net assets
  resulting from operations                                   (73,191)      15,246      12,376     (66,301)      (9,036)   (25,932)
                                                              =======       ======      ======     =======       ======    =======
Contract transactions
Contract purchase payments                                    257,567       45,366      24,876      85,566        9,182     46,065
Net transfers(1)                                              273,837      639,439      63,843      72,101       28,939      8,214
Transfers for policy loans                                     (9,072)      (1,273)         10       1,569         (115)       (46)
Policy charges                                                (31,380)     (35,416)     (5,831)    (12,024)      (1,989)   (12,277)
Contract terminations:
    Surrender benefits                                         (4,515)        (114)       (403)    (11,456)          --     (5,275)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------     -------     -------      -------    -------
Increase (decrease) from contract transactions                486,437      648,002      82,495     135,756       36,017     36,681
                                                              -------      -------     -------     -------      -------    -------
Net assets at beginning of year                               370,351      146,236      93,403     126,009       14,657    108,178
                                                              -------      -------     -------     -------      -------    -------
Net assets at end of period                                  $783,597     $809,484    $188,274    $195,464      $41,638   $118,927
                                                             ========     ========    ========    ========      =======   ========
Accumulation unit activity
Units outstanding at beginning of year                        372,704      137,637      88,217     205,883       27,197    131,326
Contract purchase payments                                    272,243       41,855      22,869     160,563       18,468     60,154
Net transfers(1)                                              286,899      577,812      57,617     141,497       58,819      9,713
Transfers for policy loans                                     (9,953)      (1,155)          9       2,829         (247)       (58)
Policy charges                                                (31,506)     (24,718)     (5,272)    (21,879)      (3,990)   (15,945)
Contract terminations:
    Surrender benefits                                         (7,323)         (45)       (376)    (27,826)          --     (7,678)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------     -------     -------      -------    -------
Units outstanding at end of period                            883,064      731,386     163,064     461,067      100,247    177,512
                                                              =======      =======     =======     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YND           YIV         YSM         YSA           YSB        YRE
Operations
Investment income (loss) -- net                            $   (5,869)  $      110    $ (1,005)   $   (819)    $   (427)  $ 13,232
Net realized gain (loss) on sales of investments              (32,118)     (48,015)        136      (5,518)        (520)        87
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                             (903,858)    (356,279)    (42,538)    (47,694)     (11,757)   (36,889)
                                                            ---------    ---------     -------     -------      -------    -------
Net increase (decrease) in net assets
  resulting from operations                                  (941,845)    (404,184)    (43,407)    (54,031)     (12,704)   (23,570)
                                                             ========     ========     =======     =======      =======    =======
Contract transactions
Contract purchase payments                                    856,212      299,018      50,385      49,623       29,810    137,283
Net transfers(1)                                            1,251,280      406,298      65,335        (525)      10,892    541,205
Transfers for policy loans                                    (17,188)        (397)         26        (171)        (187)   (14,715)
Policy charges                                               (142,182)     (53,157)     (7,009)     (6,441)      (3,450)   (15,719)
Contract terminations:
    Surrender benefits                                        (39,644)     (18,110)         --          --         (508)    (9,813)
    Death benefits                                                 --           --          --          --           --         --
                                                            ---------    ---------     -------     -------      -------    -------
Increase (decrease) from contract transactions              1,908,478      633,652     108,737      42,486       36,557    638,241
                                                            ---------    ---------     -------     -------      -------    -------
Net assets at beginning of year                             2,150,901      857,365     104,199     121,366       48,136    308,692
                                                            ---------    ---------     -------     -------      -------    -------
Net assets at end of period                                $3,117,534   $1,086,833    $169,529    $109,821     $ 71,989   $923,363
                                                           ==========   ==========    ========    ========     ========   ========
Accumulation unit activity
Units outstanding at beginning of year                      2,894,751    1,027,037     115,002     316,802       56,091    266,956
Contract purchase payments                                  1,275,792      402,971      59,468     153,420       36,817    112,644
Net transfers(1)                                            1,844,396      494,030      73,386       3,322       13,411    442,666
Transfers for policy loans                                    (27,442)        (537)         27        (490)        (236)   (12,148)
Policy charges                                               (216,815)     (70,979)     (8,346)    (25,881)      (4,311)   (12,597)
Contract terminations:
    Surrender benefits                                        (60,962)     (23,089)         --          --         (659)    (8,673)
    Death benefits                                                 --           --          --          --           --         --
                                                            ---------    ---------     -------     -------      -------    -------
Units outstanding at end of period                          5,709,720    1,829,433     239,537     447,173      101,113    788,848
                                                            =========    =========     =======     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
68  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                   Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                YSV          YUE         YMC         YGT           YIG        YIP
Operations
Investment income (loss) -- net                              $   (750)    $ (1,195) $   (6,629)   $   (606)  $   (2,059)  $ (1,796)
Net realized gain (loss) on sales of investments               (1,351)      (1,174)     (5,313)     (4,590)     (26,097)   (11,567)
Distributions from capital gains                                6,592           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (73,967)     (61,678)   (133,354)    (48,577)    (288,264)   (51,331)
                                                              -------      -------   ---------     -------    ---------    -------
Net increase (decrease) in net assets
  resulting from operations                                   (69,476)     (64,047)   (145,296)    (53,773)    (316,420)   (64,694)
                                                              =======      =======    ========     =======     ========    =======
Contract transactions
Contract purchase payments                                     53,130       63,147     350,374      48,182      234,419     56,044
Net transfers(1)                                              220,281       75,970     587,209      13,532      348,813    133,058
Transfers for policy loans                                       (337)         420       1,732        (295)      (9,195)      (373)
Policy charges                                                 (8,973)      (9,248)    (39,422)     (7,476)     (36,026)    (8,463)
Contract terminations:
    Surrender benefits                                           (258)         (27)     (9,909)     (3,141)      (7,288)    (1,745)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------   ---------     -------    ---------    -------
Increase (decrease) from contract transactions                263,843      130,262     889,984      50,802      530,723    178,521
                                                              -------      -------   ---------     -------    ---------    -------
Net assets at beginning of year                               159,011      138,379     557,725      86,917      644,349    181,971
                                                              -------      -------   ---------     -------    ---------    -------
Net assets at end of period                                  $353,378     $204,594  $1,302,413    $ 83,946   $  858,652   $295,798
                                                             ========     ========  ==========    ========   ==========   ========
Accumulation unit activity
Units outstanding at beginning of year                        130,527      166,993     468,122     165,437      904,684    243,588
Contract purchase payments                                     43,795       86,852     286,926     117,056      374,604     76,975
Net transfers(1)                                              186,123      100,768     477,755      33,540      513,952    170,579
Transfers for policy loans                                       (280)         581       1,418        (576)     (16,955)      (499)
Policy charges                                                 (7,641)     (12,723)    (32,506)    (20,817)     (60,397)   (11,192)
Contract terminations:
    Surrender benefits                                           (212)         (39)     (8,041)     (9,640)     (12,204)    (2,733)
    Death benefits                                                 --           --          --          --           --         --
                                                              -------      -------   ---------     -------    ---------    -------
Units outstanding at end of period                            352,312      342,432   1,193,674     285,000    1,703,684    476,718
                                                              =======      =======   =========     =======    =========    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
69  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
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
Statements of Changes in Net Assets (Unaudited)
                                                                                      Segregated Asset Subaccounts
Nine months ended September 30, 2002 (continued)                            YGW         YDS         YVS           YIC        YSP
Operations
Investment income (loss) -- net                                         $   (4,868) $   (5,529)  $  (1,775)   $  (2,065) $  (3,713)
Net realized gain (loss) on sales of investments                           (59,710)    (15,159)     (4,884)      (2,850)    (4,725)
Distributions from capital gains                                                --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                                          (216,297)   (325,372)   (109,883)     (96,756)  (191,354)
                                                                          --------    --------    --------      -------   --------
Net increase (decrease) in net assets
  resulting from operations                                               (280,875)   (346,060)   (116,542)    (101,671)  (199,792)
                                                                          ========    ========    ========     ========   ========
Contract transactions
Contract purchase payments                                                 234,168     229,321      84,849      109,080    208,729
Net transfers(1)                                                            89,304     425,248      65,629      268,300    474,309
Transfers for policy loans                                                   2,541      (6,295)         70        3,794      9,324
Policy charges                                                             (36,877)    (42,109)    (13,542)     (14,563)   (29,797)
Contract terminations:
    Surrender benefits                                                     (15,905)     (5,686)       (519)      (7,799)    (8,263)
    Death benefits                                                              --          --          --           --         --
                                                                          --------    --------    --------      -------   --------
Increase (decrease) from contract transactions                             273,231     600,479     136,487      358,812    654,302
                                                                          --------    --------    --------      -------   --------
Net assets at beginning of year                                            655,589     605,055     232,751      125,663    275,806
                                                                          --------    --------    --------      -------   --------
Net assets at end of period                                             $  647,945  $  859,474   $ 252,696    $ 382,804  $ 730,316
                                                                        ==========  ==========   =========    =========  =========
Accumulation unit activity
Units outstanding at beginning of year                                     923,086     658,726     385,448      179,523    239,021
Contract purchase payments                                                 383,807     293,208     167,913      157,005    200,263
Net transfers(1)                                                            88,028     510,231     114,456      374,168    427,989
Transfers for policy loans                                                   4,242     (10,971)        126        5,424      7,825
Policy charges                                                             (59,443)    (54,779)    (26,064)     (21,287)   (28,524)
Contract terminations:
    Surrender benefits                                                     (31,967)     (8,914)     (1,778)     (13,299)    (7,261)
    Death benefits                                                              --          --          --           --         --
                                                                          --------    --------    --------      -------   --------
Units outstanding at end of period                                       1,307,753   1,387,501     640,101      681,534    839,313
                                                                         =========   =========     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

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Notes to Financial Statements

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act).

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as open-end management investment companies. The subaccounts' investments in the Funds as of Sept. 30, 2002 were as follows:

Subaccount        Investment                                                                 Shares             NAV
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                        6,409          $ 5.83
YBD               AXP(R) Variable Portfolio - Bond Fund                                     184,125           10.44
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                           1,586           14.64
YCM               AXP(R) Variable Portfolio - Cash Management Fund                          862,368            1.00
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund                148,425            7.37
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                           5,269            6.54
YEX               AXP(R) Variable Portfolio - Extra Income Fund                             140,313            5.55
YFI               AXP(R) Variable Portfolio - Federal Income Fund                            76,327           10.60
YGB               AXP(R) Variable Portfolio - Global Bond Fund                               18,585           10.11
YGR               AXP(R) Variable Portfolio - Growth Fund                                    43,050            4.54
YIE               AXP(R) Variable Portfolio - International Fund                              6,703            6.21
YMF               AXP(R) Variable Portfolio - Managed Fund                                   10,375           11.48
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                        267,135           11.76
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                            195,122            5.56
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                       20,560            8.23
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                       20,279            5.41
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                    48,972            1.47
YRE               FTVIPT Franklin Real Estate Fund - Class 2                                 51,729           17.85
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  40,248            8.78
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                25,735            7.95
YMC               Goldman Sachs VIT Mid Cap Value Fund                                      125,232           10.40
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares             36,498            2.30
YIG               Janus Aspen Series International Growth Portfolio: Service Shares          51,914           16.54
YIP               Lazard Retirement International Equity Portfolio                           38,972            7.59
YGW               MFS(R) Investors Growth Stock Series - Service Class                       95,426            6.79
YDS               MFS(R) New Discovery Series - Service Class                                83,121           10.34
YVS               Putnam VT Vista Fund - Class IB Shares                                     33,873            7.46
YIC               Wanger International Small Cap                                             30,772           12.44
YSP               Wanger U.S. Smaller Companies                                              43,240           16.89

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the IDS Life of New York Variable Universal Life IV/ IDS Life of New York Variable Universal Life IV - Estate Series Policies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.


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Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life of New York deducts a premium expense charge from each premium payment. It partially compensates IDS Life of New York for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life of New York for paying premium taxes imposed by the state of New York.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by the rider.

Some products may also charge a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES

IDS Life of New York will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $947,399 for the nine months ended Sept. 30, 2002, $1,093,596 in 2001 and $921,090 in 2000. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

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--------------------------------------------------------------------------------

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                         Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund         0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                        0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund            0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund             0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund   0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund            1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund              0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                 0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                      0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund               0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                     0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)           0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund               0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund         0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund         0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                            Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                           0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund               0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund               0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                   0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                 0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                    0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                         0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                  0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                        0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)              0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                  0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.060% to 0.035%

AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

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--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the nine months ended Sept. 30, 2002 were as follows:

Subaccount        Investment                                                              Purchases
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 $     19,637
YBD               AXP(R) Variable Portfolio - Bond Fund                                   1,334,422
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                          29,873
YCM               AXP(R) Variable Portfolio - Cash Management Fund                        1,221,281
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund                811,870
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                          34,057
YEX               AXP(R) Variable Portfolio - Extra Income Fund                             605,410
YFI               AXP(R) Variable Portfolio - Federal Income Fund                           666,355
YGB               AXP(R) Variable Portfolio - Global Bond Fund                              115,506
YGR               AXP(R) Variable Portfolio - Growth Fund                                   162,233
YIE               AXP(R) Variable Portfolio - International Fund                             37,043
YMF               AXP(R) Variable Portfolio - Managed Fund                                   75,763
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                      2,095,830
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                            886,637
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                      133,201
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                       58,303
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                    43,434
YRE               FTVIPT Franklin Real Estate Fund - Class 2                                667,258
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2                 281,984
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                               137,976
YMC               Goldman Sachs VIT Mid Cap Value Fund                                      970,379
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares             67,463
YIG               Janus Aspen Series International Growth Portfolio: Service Shares         643,221
YIP               Lazard Retirement International Equity Portfolio                          242,643
YGW               MFS(R) Investors Growth Stock Series - Service Class                      436,975
YDS               MFS(R) New Discovery Series - Service Class                               646,104
YVS               Putnam VT Vista Fund - Class IB Shares                                    156,157
YIC               Wanger International Small Cap                                            373,307
YSP               Wanger U.S. Smaller Companies                                             687,852

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--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.

                                               YBC      YBD      YCR      YCM     YDE      YEM      YEX     YFI     YGB       YGR
Accumulation unit value
At Dec. 31, 2000                              $0.96     $1.02    $0.86   $1.00    $1.02    $0.93    $0.96   $1.02    $1.06    $0.89
At Dec. 31, 2001                              $0.79     $1.08    $0.70   $1.02    $1.03    $0.91    $0.99   $1.06    $1.06    $0.61
At Sept. 30, 2002                             $0.57     $1.11    $0.51   $1.02    $0.76    $0.80    $0.89   $1.11    $1.15    $0.42
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Units (000s)
At Dec. 31, 2001                                 44       738       20      532     662       14      373      138       88     206
At Sept. 30, 2002                                66     1,742       45      851   1,448       43      883      731      163     461
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Net assets (000s)
At Dec. 31, 2001                                $35      $795      $14     $544    $680      $13     $370     $146      $93    $126
At Sept. 30, 2002                               $37    $1,930      $23     $873  $1,094      $34     $784     $809     $188    $195
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Investment income ratio(1)
For the year ended Dec. 31, 2001              0.64%     6.26%    0.77%    2.70%   1.41%    0.02%   10.77%    4.36%    5.83%     --%
For the nine months ended Sept. 30, 2002      0.54%     3.76%    6.58%    0.90%   1.44%      --%    6.08%    2.31%    3.70%     --%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Expense ratio(2)
For the year ended Dec. 31, 2001              0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
For the nine months ended Sept. 30, 2002      0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Total return(3)
For the year ended Dec. 31, 2001            (17.71%)    5.88%  (18.60%)   2.00%   0.98%   (2.15%)   3.13%    3.92%    0.00% (31.46%)
For the nine months ended Sept. 30, 2002    (27.85%)    2.78%  (27.14%)   0.00% (26.21%) (12.09%) (10.10%)   4.72%    8.49% (31.15%)
                                            ------      ----   ------     ----  ------   ------   ------     ----     ----  ------

                                               YIE       YMF      YND      YIV     YSM      YSA      YSB      YRE      YSV     YUE
Accumulation unit value
At Dec. 31, 2000                              $0.76     $0.93    $0.90    $0.96   $0.98    $0.58    $0.93    $1.08    $1.08   $0.95
At Dec. 31, 2001                              $0.54     $0.82    $0.74    $0.83   $0.91    $0.38    $0.86    $1.16    $1.22   $0.83
At Sept. 30, 2002                             $0.42     $0.67    $0.55    $0.59   $0.71    $0.25    $0.71    $1.17    $1.00   $0.60
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Units (000s)
At Dec. 31, 2001                                 27       131    2,895    1,027     115      317       56      267      131     167
At Sept. 30, 2002                               100       178    5,710    1,829     240      447      101      789      352     342
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Net assets (000s)
At Dec. 31, 2001                                $15      $108   $2,151     $857    $104     $121      $48     $309     $159    $138
At Sept. 30, 2002                               $42      $119   $3,118   $1,087    $170     $110      $72     $923     $353    $205
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Investment income ratio(1)
For the year ended Dec. 31, 2001              1.51%     2.56%    0.34%    1.14%     --%    0.30%   10.97%    1.84%    0.14%   1.15%
For the nine months ended Sept. 30, 2002      1.32%     8.73%    0.46%    0.67%     --%      --%      --%    2.97%    0.37%     --%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Expense ratio(2)
For the year ended Dec. 31, 2001              0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
For the nine months ended Sept. 30, 2002      0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%   0.90%
                                              -----     -----    -----   -----    -----    -----    -----   -----    -----    -----
Total return(3)
For the year ended Dec. 31, 2001            (28.95%)  (11.83%) (17.78%) (13.54%) (7.14%) (34.48%)  (7.53%)   7.41%   12.96% (12.63%)
For the nine months ended Sept. 30, 2002    (22.22%)  (18.29%) (25.68%) (28.92%)(21.98%) (34.21%) (17.44%)   0.86%  (18.03%)(27.71%)
                                            ------    ------   ------   ------  ------   ------   ------     ----   ------  ------

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--------------------------------------------------------------------------------


                                               YMC       YGT      YIG      YIP     YGW      YDS      YVS      YIC      YSP
Accumulation unit value
At Dec. 31, 2000                              $1.07     $0.85    $0.94    $0.99   $0.95    $0.98    $0.92    $0.90    $1.05
At Dec. 31, 2001                              $1.19     $0.53    $0.71    $0.75   $0.71    $0.92    $0.60    $0.70    $1.15
At Sept. 30, 2002                             $1.09     $0.29    $0.50    $0.62   $0.50    $0.62    $0.39    $0.56    $0.87
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Units (000s)
At Dec. 31, 2001                                468       165      905      244     923      659      385      180      239
At Sept. 30, 2002                             1,194       285    1,704      477   1,308    1,388      640      682      839
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Net assets (000s)
At Dec. 31, 2001                               $558       $87     $644     $182    $656     $605     $233     $126     $276
At Sept. 30, 2002                            $1,302       $84     $859     $296    $648     $859     $253     $383     $730
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Investment income ratio(1)
For the year ended Dec. 31, 2001              1.99%     0.77%    0.78%    0.01%   0.02%      --%      --%      --%    0.01%
For the nine months ended Sept. 30, 2002        --%       --%    0.42%    0.09%     --%      --%      --%      --%      --%
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Expense ratio(2)
For the year ended Dec. 31, 2001              0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%
For the nine months ended Sept. 30, 2002      0.90%     0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%    0.90%
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----
Total return(3)
For the year ended Dec. 31, 2001             11.21%   (37.65%) (24.47%) (24.24%)(25.26%)  (6.12%) (34.78%)(22.22%)    9.52%
For the nine months ended Sept. 30, 2002     (8.40%)  (45.28%) (29.58%) (17.33%)(29.58%) (32.61%) (35.00%)(20.00%)  (24.35%)
                                              -----     -----    -----    -----   -----    -----    -----    -----    -----

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

--------------------------------------------------------------------------------
76  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Condensed Financial Information
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.
                                                                                  Nine months ended     Year ended Dec. 31,
                                                                                   Sept. 30, 2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YBC(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                          $0.79            $0.96      $1.00
Accumulation unit value at end of period                                                $0.57            $0.79      $0.96
Number of accumulation units outstanding at end of period (000 omitted)                    66               44         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YBD(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Bond Fund)
Accumulation unit value at beginning of period                                          $1.08            $1.02      $1.00
Accumulation unit value at end of period                                                $1.11            $1.08      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                 1,742              738         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YCR(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                          $0.70            $0.86      $1.00
Accumulation unit value at end of period                                                $0.51            $0.70      $0.86
Number of accumulation units outstanding at end of period (000 omitted)                    45               20         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YCM(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Cash Management Fund)
Accumulation unit value at beginning of period                                          $1.02            $1.00      $1.00
Accumulation unit value at end of period                                                $1.02            $1.02      $1.00
Number of accumulation units outstanding at end of period (000 omitted)                   851              532         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount YDE(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                          $1.03            $1.02      $1.00
Accumulation unit value at end of period                                                $0.76            $1.03      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                 1,448              662         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YEM(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                          $0.91            $0.93      $1.00
Accumulation unit value at end of period                                                $0.80            $0.91      $0.93
Number of accumulation units outstanding at end of period (000 omitted)                    43               14         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YEX(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Extra Income Fund)
Accumulation unit value at beginning of period                                          $0.99            $0.96      $1.00
Accumulation unit value at end of period                                                $0.89            $0.99      $0.96
Number of accumulation units outstanding at end of period (000 omitted)                   883              373         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YFI(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Federal Income Fund)
Accumulation unit value at beginning of period                                          $1.06            $1.02      $1.00
Accumulation unit value at end of period                                                $1.11            $1.06      $1.02
Number of accumulation units outstanding at end of period (000 omitted)                   731              138         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGB(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Global Bond Fund)
Accumulation unit value at beginning of period                                          $1.06            $1.06      $1.00
Accumulation unit value at end of period                                                $1.15            $1.06      $1.06
Number of accumulation units outstanding at end of period (000 omitted)                   163               88         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGR(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Growth Fund)
Accumulation unit value at beginning of period                                          $0.61            $0.89      $1.00
Accumulation unit value at end of period                                                $0.42            $0.61      $0.89
Number of accumulation units outstanding at end of period (000 omitted)                   461              206         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIE(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                          $0.54            $0.76      $1.00
Accumulation unit value at end of period                                                $0.42            $0.54      $0.76
Number of accumulation units outstanding at end of period (000 omitted)                   100               27         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YMF(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Managed Fund)
Accumulation unit value at beginning of period                                          $0.82            $0.93      $1.00
Accumulation unit value at end of period                                                $0.67            $0.82      $0.93
Number of accumulation units outstanding at end of period (000 omitted)                   178              131         --
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
77  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

                                                                                  Nine months ended     Year ended Dec. 31,
                                                                                   Sept. 30, 2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YND(1) (Investing in shares of AXP(R)
Variable Portfolio - New Dimensions Fund(R))
Accumulation unit value at beginning of period                                          $0.74            $0.90      $1.00
Accumulation unit value at end of period                                                $0.55            $0.74      $0.90
Number of accumulation units outstanding at end of period (000 omitted)                 5,710            2,895         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIV(1),(2) (Investing in shares of AXP(R) Variable Portfolio - S&P
500 Index Fund)
Accumulation unit value at beginning of period                                          $0.83            $0.96      $1.00
Accumulation unit value at end of period                                                $0.59            $0.83      $0.96
Number of accumulation units outstanding at end of period (000 omitted)                 1,829            1,027         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSM(1),(2) (Investing in shares of AXP(R)
Variable Portfolio - Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                          $0.91            $0.98      $1.00
Accumulation unit value at end of period                                                $0.71            $0.91      $0.98
Number of accumulation units outstanding at end of period (000 omitted)                   240              115         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSA(1) (Investing in shares of AXP(R)
Variable Portfolio - Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                          $0.38            $0.58      $1.00
Accumulation unit value at end of period                                                $0.25            $0.38      $0.58
Number of accumulation units outstanding at end of period (000 omitted)                   447              317         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSB(1),(2) (Investing in shares of Calvert Variable Series, Inc.
Social Balanced Portfolio)
Accumulation unit value at beginning of period                                          $0.86            $0.93      $1.00
Accumulation unit value at end of period                                                $0.71            $0.86      $0.93
Number of accumulation units outstanding at end of period (000 omitted)                   101               56         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YRE(1),(2) (Investing in shares of FTVIPT Franklin Real Estate
Fund - Class 2)
Accumulation unit value at beginning of period                                          $1.16            $1.08      $1.00
Accumulation unit value at end of period                                                $1.17            $1.16      $1.08
Number of accumulation units outstanding at end of period (000 omitted)                   789              267         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSV(1),(2) (Investing in shares of FTVIPT Franklin Small Cap Value
Securities Fund - Class 2)
Accumulation unit value at beginning of period                                          $1.22            $1.08      $1.00
Accumulation unit value at end of period                                                $1.00            $1.22      $1.08
Number of accumulation units outstanding at end of period (000 omitted)                   352              131         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YUE(1),(2) (Investing in shares of Goldman Sachs VIT CORE(SM) U.S.
Equity Fund)
Accumulation unit value at beginning of period                                          $0.83            $0.95      $1.00
Accumulation unit value at end of period                                                $0.60            $0.83      $0.95
Number of accumulation units outstanding at end of period (000 omitted)                   342              167         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YMC(1),(2) (Investing in shares of Goldman Sachs VIT Mid Cap Value
Fund)
Accumulation unit value at beginning of period                                          $1.19            $1.07      $1.00
Accumulation unit value at end of period                                                $1.09            $1.19      $1.07
Number of accumulation units outstanding at end of period (000 omitted)                 1,194              468         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGT(1) (Investing in shares of Janus Aspen Series Global Technology
Portfolio: Service Shares)
Accumulation unit value at beginning of period                                          $0.53            $0.85      $1.00
Accumulation unit value at end of period                                                $0.29            $0.53      $0.85
Number of accumulation units outstanding at end of period (000 omitted)                   285              165         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIG(1) (Investing in shares of Janus Aspen Series International
Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                          $0.71            $0.94      $1.00
Accumulation unit value at end of period                                                $0.50            $0.71      $0.94
Number of accumulation units outstanding at end of period (000 omitted)                 1,704              905         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIP(1),(2) (Investing in shares of Lazard Retirement Series
International Equity Portfolio)
Accumulation unit value at beginning of period                                          $0.75            $0.99      $1.00
Accumulation unit value at end of period                                                $0.62            $0.75      $0.99
Number of accumulation units outstanding at end of period (000 omitted)                   477              244         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YGW(1),(2) (Investing in shares of MFS(R) Investors Growth Stock
Series - Service Class)
Accumulation unit value at beginning of period                                          $0.71            $0.95      $1.00
Accumulation unit value at end of period                                                $0.50            $0.71      $0.95
Number of accumulation units outstanding at end of period (000 omitted)                 1,308              923         --
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
78  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

                                                                                  Nine months ended     Year ended Dec. 31,
                                                                                   Sept. 30, 2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YDS(1),(2) (Investing in shares of MFS(R) New Discovery Series -
Service Class)
Accumulation unit value at beginning of period                                          $0.92            $0.98      $1.00
Accumulation unit value at end of period                                                $0.62            $0.92      $0.98
Number of accumulation units outstanding at end of period (000 omitted)                 1,388              659         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YVS(1),(2) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                          $0.60            $0.92      $1.00
Accumulation unit value at end of period                                                $0.39            $0.60      $0.92
Number of accumulation units outstanding at end of period (000 omitted)                   640              385         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YIC(1),(2) (Investing in shares of Wanger International Small Cap)
Accumulation unit value at beginning of period                                          $0.70            $0.90      $1.00
Accumulation unit value at end of period                                                $0.56            $0.70      $0.90
Number of accumulation units outstanding at end of period (000 omitted)                   682              180         --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount YSP(1),(2) (Investing in shares of Wanger U.S. Smaller Companies)
Accumulation unit value at beginning of period                                          $1.15            $1.05      $1.00
Accumulation unit value at end of period                                                $0.87            $1.15      $1.05
Number of accumulation units outstanding at end of period (000 omitted)                   839              239         --
-------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no activity as of Dec. 31, 2000.

--------------------------------------------------------------------------------
79  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Annual Financial Information

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life of New York Account 8 - IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series Insurance (comprised of subaccounts YBC, YBD, YCR, YCM, YDE, YEM, YEX, YFI, YGB, YGR, YIE, YMF, YND, YIV, YSM, YSA, YSB, YRE, YSV, YUE, YMC, YGT, YIG, YIP, YGW, YDS, YVS, YIC and YSP) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life of New York Account 8 - IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series Insurance at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Minneapolis, Minnesota
March 22, 2002

--------------------------------------------------------------------------------
80  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001                                               YBC         YBD         YCR           YCM        YDE         YEM
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                   $36,282     $796,321     $14,042    $539,922     $672,345    $13,198
                                                              -------     --------     -------    --------     --------    -------
    at market value                                           $34,610     $791,320     $14,332    $539,908     $680,396    $12,964
Dividends receivable                                               --        3,556          --         855           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                  4          494          --       3,194          591         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Total assets                                                   34,614      795,370      14,332     543,957      680,987     12,964
                                                               ======      =======      ======     =======      =======     ======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                 22          584          10         433          492         10
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                          --           --          56          --           --         12
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Total liabilities                                                  22          584          66         433          492         22
Net assets applicable to Variable Life contracts
                                                              -------     --------     -------    --------     --------    -------
    in accumulation period                                    $34,592     $794,786     $14,266    $543,524     $680,495    $12,942
                                                              =======     ========     =======    ========     ========    =======
Accumulation units outstanding                                 43,561      737,760      20,340     531,602      661,750     14,239
                                                               ======      =======      ======     =======      =======     ======
Net asset value per accumulation unit                         $  0.79     $   1.08     $  0.70    $   1.02     $   1.03    $  0.91
                                                              =======     ========     =======    ========     ========    =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                   YEX         YFI         YGB         YGR           YIE        YMF
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $380,504     $167,241     $94,232    $141,010      $15,431   $110,743
                                                             --------     --------     -------    --------      -------   --------
    at market value                                          $367,619     $167,141     $92,824    $124,955      $14,665   $108,371
Dividends receivable                                            3,100          771         664          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                 --           --          --       1,147            3         --
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Total assets                                                  370,719      167,912      93,488     126,102       14,668    108,371
                                                              =======      =======      ======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                264          127          64          93           11         78
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                         104       21,549          21          --           --        115
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Total liabilities                                                 368       21,676          85          93           11        193
                                                             --------     --------     -------    --------      -------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $370,351     $146,236     $93,403    $126,009      $14,657   $108,178
                                                             ========     ========     =======    ========      =======   ========
Accumulation units outstanding                                372,704      137,637      88,217     205,883       27,197    131,326
                                                              =======      =======      ======     =======       ======    =======
Net asset value per accumulation unit                        $   0.99     $   1.06     $  1.06    $   0.61      $  0.54   $   0.82
                                                             ========     ========     =======    ========      =======   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
82  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                YND            YIV         YSM         YSA           YSB        YRE
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                $2,178,942     $861,183    $101,431    $133,021      $50,638   $299,573
                                                           ----------     --------    --------    --------      -------   --------
    at market value                                        $2,150,273     $857,374    $103,992    $121,285      $48,136   $308,692
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                              2,173          594         282         172           --        362
Receivable from mutual funds and portfolios
    for share redemptions                                          --           --          --          --           34        212
                                                           ----------     --------    --------    --------      -------   --------
Total assets                                                2,152,446      857,968     104,274     121,457       48,170    309,266
                                                            =========      =======     =======     =======       ======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                              1,545          603          75          91           34        212
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                          --           --          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                          --           --          --          --           --        362
                                                           ----------     --------    --------    --------      -------   --------
Total liabilities                                               1,545          603          75          91           34        574
                                                           ----------     --------    --------    --------      -------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                 $2,150,901   $  857,365    $104,199    $121,366      $48,136   $308,692
                                                           ==========   ==========    ========    ========      =======   ========
Accumulation units outstanding                              2,894,751    1,027,037     115,002     316,802       56,091    266,956
                                                            =========    =========     =======     =======       ======    =======
Net asset value per accumulation unit                      $     0.74   $     0.83    $   0.91    $   0.38      $  0.86   $   1.16
                                                           ==========   ==========    ========    ========      =======   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
83  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                   YSV          YUE         YMC         YGT           YIG        YIP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $149,796     $138,876    $555,270    $ 93,685     $659,923   $199,613
                                                             --------     --------    --------    --------     --------   --------
    at market value                                          $159,011     $138,379    $557,725    $ 86,917     $644,349   $181,971
Dividends receivable                                               --           --          --          --           --         --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                875           --       1,124       1,017          751         48
Receivable from mutual funds and portfolios
    for share redemptions                                         115          130         400          60          457        133
                                                             --------     --------    --------    --------     --------   --------
Total assets                                                  160,001      138,509     559,249      87,994      645,557    182,152
                                                              =======      =======     =======      ======      =======    =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                115          101         400          60          457        133
    Transaction charge                                             --           --          --          --           --         --
    Contract terminations                                          --           29          --          --           --         --
Payable to mutual funds and portfolios for
    investments purchased                                         875           --       1,124       1,017          751         48
                                                             --------     --------    --------    --------     --------   --------
Total liabilities                                                 990          130       1,524       1,077        1,208        181
                                                             --------     --------    --------    --------     --------   --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $159,011     $138,379    $557,725    $ 86,917     $644,349   $181,971
                                                             ========     ========    ========    ========     ========   ========
Accumulation units outstanding                                130,527      166,993     468,122     165,437      904,684    243,588
                                                              =======      =======     =======     =======      =======    =======
Net asset value per accumulation unit                        $   1.22     $   0.83    $   1.19    $   0.53     $   0.71   $   0.75
                                                             ========     ========    ========    ========     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
84  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                  Segregated Asset Subaccounts
December 31, 2001 (continued)                                   YGW          YDS         YVS         YIC           YSP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                                  $688,171     $576,457    $248,530    $137,123     $263,319
                                                             --------     --------    --------    --------     --------
    at market value                                          $655,589     $605,055    $232,751    $125,663     $275,806
Dividends receivable                                               --           --          --          --           --
Accounts receivable from IDS Life of New York
    for contract purchase payments                                476        1,599         130         254          259
Receivable from mutual funds and portfolios
    for share redemptions                                         474          423         171          89          190
                                                             --------     --------    --------    --------     --------
Total assets                                                  656,539      607,077     233,052     126,006      276,255
                                                              =======      =======     =======     =======      =======
Liabilities
Payable to IDS Life of New York for:
    Mortality and expense risk fee                                474          423         171          89          190
    Transaction charge                                             --           --          --          --           --
    Contract terminations                                          --           --          --          --           --
Payable to mutual funds and portfolios for
    investments purchased                                         476        1,599         130         254          259
                                                             --------     --------    --------    --------     --------
Total liabilities                                                 950        2,022         301         343          449
                                                             --------     --------    --------    --------     --------
Net assets applicable to Variable Life contracts
    in accumulation period                                   $655,589     $605,055    $232,751    $125,663     $275,806
                                                             ========     ========    ========    ========     ========
Accumulation units outstanding                                923,086      658,726     385,448     179,523      239,021
                                                              =======      =======     =======     =======      =======
Net asset value per accumulation unit                        $   0.71     $   0.92    $   0.60    $   0.70     $   1.15
                                                             ========     ========    ========    ========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
85  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Operations

                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001                                     YBC         YBD         YCR           YCM        YDE         YEM
Investment income
Dividend income from mutual funds and portfolios              $    94     $ 17,929        $ 17    $  6,485      $ 2,800     $    2
Variable account expenses                                         131        2,594          20       2,166        1,790         81
                                                              -------     --------        ----    --------      -------     ------
Investment income (loss) -- net                                   (37)      15,335          (3)      4,319        1,010        (79)
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         2,433      137,941         151     171,638       18,993      1,180
    Cost of investments sold                                    2,609      138,477         154     171,640       19,636      1,240
                                                              -------     --------        ----    --------      -------     ------
Net realized gain (loss) on sales of investments                 (176)        (536)         (3)         (2)        (643)       (60)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                               (1,672)      (5,001)        290         (14)       8,051       (234)
                                                              -------     --------        ----    --------      -------     ------
Net gain (loss) on investments                                 (1,848)      (5,537)        287         (16)       7,408       (294)
                                                              -------     --------        ----    --------      -------     ------
Net increase (decrease) in net assets
  resulting from operations                                   $(1,885)    $  9,798        $284    $  4,303      $ 8,418     $ (373)
                                                              =======     ========        ====    ========      =======     ======

See accompanying notes to financial statements.

Statements of Operations
                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YEX         YFI         YGB           YGR        YIE         YMF
Investment income
Dividend income from mutual funds and portfolios             $ 16,079       $3,095     $ 1,388    $     --       $   84    $ 1,127
Variable account expenses                                       1,344          641         215         633           50        396
                                                             --------       ------     -------    --------       ------    -------
Investment income (loss) -- net                                14,735        2,454       1,173        (633)          34        731
                                                             ========       ======     =======    ========       ======    =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        75,897        7,834       3,245      20,802        1,470      8,773
    Cost of investments sold                                   75,705        7,759       3,183      21,664        1,538      9,447
                                                             --------       ------     -------    --------       ------    -------
Net realized gain (loss) on sales of investments                  192           75          62        (862)         (68)      (674)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (12,885)        (100)     (1,408)    (16,055)        (766)    (2,372)
                                                             --------       ------     -------    --------       ------    -------
Net gain (loss) on investments                                (12,693)         (25)     (1,346)    (16,917)        (834)    (3,046)
                                                             --------       ------     -------    --------       ------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $  2,042       $2,429     $  (173)   $(17,550)      $ (800)   $(2,315)
                                                             ========       ======     =======    ========       ======    =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
86  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Operations
                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YND         YIV         YSM           YSA        YSB         YRE
Investment income
Dividend income from mutual funds and portfolios             $  2,825      $ 3,114      $   --    $    205      $ 1,818    $ 1,839
Variable account expenses                                       7,400        2,447         351         615          148        900
                                                             --------      -------      ------    --------      -------    -------
Investment income (loss) -- net                                (4,575)         667        (351)       (410)       1,670        939
                                                             ========      =======      ======    ========      =======    =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         6,618       64,304       2,783      31,878        5,530      1,987
    Cost of investments sold                                    7,116       66,317       3,027      36,428        5,705      2,018
                                                             --------      -------      ------    --------      -------    -------
Net realized gain (loss) on sales of investments                 (498)      (2,013)       (244)     (4,550)        (175)       (31)
Distributions from capital gains                                   --           --          --          --          886         --
Net change in unrealized appreciation or depreciation
  of investments                                              (28,669)      (3,809)      2,561     (11,736)      (2,502)     9,119
                                                             --------      -------      ------    --------      -------    -------
Net gain (loss) on investments                                (29,167)      (5,822)      2,317     (16,286)      (1,791)     9,088
                                                             --------      -------      ------    --------      -------    -------
Net increase (decrease) in net assets
  resulting from operations                                  $(33,742)     $(5,155)     $1,966    $(16,696)     $  (121)   $10,027
                                                             ========      =======      ======    ========      =======    =======

See accompanying notes to financial statements.

Statements of Operations
                                                                                  Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YSV         YUE         YMC           YGT        YIG         YIP
Investment income
Dividend income from mutual funds and portfolios               $   71      $   596     $ 4,749     $   293     $  1,724   $      6
Variable account expenses                                         473          464       2,161         337        1,991        697
                                                               ------      -------     -------     -------     --------   --------
Investment income (loss) -- net                                  (402)         132       2,588         (44)        (267)      (691)
                                                               ======      =======     =======     =======     ========   ========
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                         6,702       12,267      75,742      10,377       11,885     14,999
    Cost of investments sold                                    7,637       12,522      71,630      13,183       14,359     16,061
                                                               ------      -------     -------     -------     --------   --------
Net realized gain (loss) on sales of investments                 (935)        (255)      4,112      (2,806)      (2,474)    (1,062)
Distributions from capital gains                                  412           --      24,529          --           --        370
Net change in unrealized appreciation or depreciation
  of investments                                                9,215         (497)      2,455      (6,768)     (15,574)   (17,642)
                                                               ------      -------     -------     -------     --------   --------
Net gain (loss) on investments                                  8,692         (752)     31,096      (9,574)     (18,048)   (18,334)
                                                               ------      -------     -------     -------     --------   --------
Net increase (decrease) in net assets
  resulting from operations                                    $8,290      $  (620)    $33,684     $(9,618)    $(18,315)  $(19,025)
                                                               ======      =======     =======     =======     ========   ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
87  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Operations
                                                                            Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YGW         YDS         YVS           YIC        YSP
Investment income
Dividend income from mutual funds and portfolios             $     45      $    --    $     --    $     --      $     5
Variable account expenses                                       2,317        1,708       1,010         420          820
                                                             --------      -------    --------    --------      -------
Investment income (loss) -- net                                (2,272)      (1,708)     (1,010)       (420)        (815)
                                                             ========      =======    ========    ========      =======
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                        13,928       16,655      26,698       4,673        7,844
    Cost of investments sold                                   15,181       17,365      29,914       5,671        8,000
                                                             --------      -------    --------    --------      -------
Net realized gain (loss) on sales of investments               (1,253)        (710)     (3,216)       (998)        (156)
Distributions from capital gains                                  541          779       2,658       4,172           --
Net change in unrealized appreciation or depreciation
  of investments                                              (32,582)      28,598     (15,779)    (11,460)      12,487
                                                             --------      -------    --------    --------      -------
Net gain (loss) on investments                                (33,294)      28,667     (16,337)     (8,286)      12,331
                                                             --------      -------    --------    --------      -------
Net increase (decrease) in net assets
  resulting from operations                                  $(35,566)     $26,959    $(17,347)   $ (8,706)     $11,516
                                                             ========      =======    ========    ========      =======

See accompanying notes to financial statements.

Statements of Operations
                                                                        Segregated Asset Subaccounts
Period ended December 31, 2000                                  YND(1)        YSA(1)      YGT(1)      YIG(1)
Investment income
Dividend income from mutual funds and portfolios                  $--          $--         $--         $--
Mortality and expense risk fee                                     --           --          --          --
                                                                  ---          ---         ---         ---
Investment income (loss) -- net                                    --           --          --          --
                                                                  ===          ===         ===         ===
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in
  mutual funds and portfolios:
    Proceeds from sales                                            --           --          --          --
    Cost of investments sold                                       --           --          --          --
                                                                  ---          ---         ---         ---
Net realized gain (loss) on investments                            --           --          --          --
Net change in unrealized appreciation or depreciation
  of investments                                                   --           --          --          --
                                                                  ---          ---         ---         ---
Net gain (loss) on investments                                     --           --          --          --
                                                                  ---          ---         ---         ---
Net increase (decrease) in net assets
  resulting from operations                                       $--          $--         $--         $--
                                                                  ===          ===         ===         ===

(1) For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
88  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                   Segregated Asset Subaccounts
Year ended December 31, 2001                                     YBC         YBD         YCR           YCM        YDE         YEM
Operations
Investment income (loss) -- net                               $   (37)    $ 15,335     $    (3)   $  4,319     $  1,010    $   (79)
Net realized gain (loss) on sales of investments                 (176)        (536)         (3)         (2)        (643)       (60)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                               (1,672)      (5,001)        290         (14)       8,051       (234)
                                                              -------     --------     -------    --------     --------    -------
Net increase (decrease) in net assets
  resulting from operations                                    (1,885)       9,798         284       4,303        8,418       (373)
                                                              =======     ========     =======    ========     ========    =======
Contract transactions
Contract purchase payments                                     28,884      119,558         528     424,973       80,698        904
Net transfers(1)                                                9,084      695,403      13,717     179,266      596,306     12,676
Transfers for policy loans                                         --          693          --          --        8,939         --
Policy charges                                                 (1,491)     (30,666)       (263)    (38,638)      (8,874)      (265)
Contract terminations:
    Surrender benefits                                             --           --          --     (26,380)      (4,992)        --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Increase (decrease) from contract transactions                 36,477      784,988      13,982     539,221      672,077     13,315
                                                              -------     --------     -------    --------     --------    -------
Net assets at beginning of year                                    --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Net assets at end of year                                     $34,592     $794,786     $14,266    $543,524     $680,495    $12,942
                                                              =======     ========     =======    ========     ========    =======
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --           --         --
Contract purchase payments                                     34,377      112,238         766     417,903       81,474      1,057
Net transfers(1)                                               10,946      653,481      19,946     177,478      585,203     13,500
Transfers for policy loans                                         --          632          --          --        9,370         --
Policy charges                                                 (1,762)     (28,591)       (372)    (37,971)      (8,873)      (318)
Contract terminations:
    Surrender benefits                                             --           --          --     (25,808)      (5,424)        --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------     --------     -------    --------     --------    -------
Units outstanding at end of year                               43,561      737,760      20,340     531,602      661,750     14,239
                                                              =======     ========     =======    ========     ========    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
89  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                   Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YEX         YFI         YGB           YGR        YIE         YMF
Operations
Investment income (loss) -- net                              $ 14,735     $  2,454     $ 1,173    $   (633)     $    34   $    731
Net realized gain (loss) on sales of investments                  192           75          62        (862)         (68)      (674)
Distributions from capital gains                                   --           --          --          --           --         --
Net change in unrealized appreciation or depreciation
  of investments                                              (12,885)        (100)     (1,408)    (16,055)        (766)    (2,372)
                                                             --------     --------     -------    --------      -------   --------
Net increase (decrease) in net assets
  resulting from operations                                     2,042        2,429        (173)    (17,550)        (800)    (2,315)
                                                             ========     ========     =======    ========      =======   ========
Contract transactions
Contract purchase payments                                     64,510       22,660      18,955      80,001        6,947     53,766
Net transfers(1)                                              309,063      131,732      75,983      70,898        9,190     66,145
Transfers for policy loans                                      6,439           --          --       1,270           --       (238)
Policy charges                                                (11,703)     (10,585)     (1,362)     (8,427)        (680)    (9,180)
Contract terminations:
    Surrender benefits                                             --           --          --        (183)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Increase (decrease) from contract transactions                368,309      143,807      93,576     143,559       15,457    110,493
                                                             --------     --------     -------    --------      -------   --------
Net assets at beginning of year                                    --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Net assets at end of year                                    $370,351     $146,236     $93,403    $126,009      $14,657   $108,178
                                                             ========     ========     =======    ========      =======   ========
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --           --         --
Contract purchase payments                                     65,612       21,523      18,015     120,530       12,366     64,956
Net transfers(1)                                              312,290      126,149      71,485      96,255       16,051     77,783
Transfers for policy loans                                      6,612           --          --       2,230           --       (307)
Policy charges                                                (11,810)     (10,035)     (1,283)    (12,724)      (1,220)   (11,106)
Contract terminations:
    Surrender benefits                                             --           --          --        (408)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------     -------    --------      -------   --------
Units outstanding at end of year                              372,704      137,637      88,217     205,883       27,197    131,326
                                                             ========     ========     =======    ========      =======   ========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
90  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YND          YIV         YSM          YSA         YSB         YRE
Operations
Investment income (loss) -- net                            $   (4,575)    $    667    $   (351)   $   (410)     $ 1,670   $    939
Net realized gain (loss) on sales of investments                 (498)      (2,013)       (244)     (4,550)        (175)       (31)
Distributions from capital gains                                   --           --          --          --          886         --
Net change in unrealized appreciation or depreciation
  of investments                                              (28,669)      (3,809)      2,561     (11,736)      (2,502)     9,119
                                                              -------       ------       -----     -------       ------      -----
Net increase (decrease) in net assets
  resulting from operations                                   (33,742)      (5,155)      1,966     (16,696)        (121)    10,027
                                                              =======       ======       =====     =======         ====     ======
Contract transactions
Contract purchase payments                                    703,111      168,253      34,591      84,981       24,755     60,416
Net transfers(1)                                            1,548,905      715,661      72,673      59,044       25,368    245,142
Transfers for policy loans                                      1,515       (1,128)     (1,524)        965         (134)    (2,747)
Policy charges                                                (62,054)     (20,266)     (3,507)     (6,190)      (1,732)    (4,146)
Contract terminations:
    Surrender benefits                                         (6,852)          --          --        (756)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------       ------       -----     -------       ------      -----
Increase (decrease) from contract transactions              2,184,625      862,520     102,233     138,044       48,257    298,665
                                                            ---------      -------     -------     -------       ------    -------
Net assets at beginning of year                                    18           --          --          18           --         --
                                                              -------       ------       -----     -------       ------      -----
Net assets at end of year                                  $2,150,901     $857,365    $104,199    $121,366      $48,136   $308,692
                                                           ==========     ========    ========    ========      =======   ========
Accumulation unit activity
Units outstanding at beginning of year                             20           --          --          32           --         --
Contract purchase payments                                    937,348      202,736      39,370     206,881       28,848     54,477
Net transfers(1)                                            2,050,332      850,458      81,538     124,628       29,405    218,569
Transfers for policy loans                                        704       (1,376)     (1,891)      2,596         (151)    (2,372)
Policy charges                                                (83,708)     (24,781)     (4,015)    (15,618)      (2,011)    (3,718)
Contract terminations:
    Surrender benefits                                         (9,945)          --          --      (1,717)          --         --
    Death benefits                                                 --           --          --          --           --         --
                                                              -------       ------       -----     -------       ------      -----
Units outstanding at end of year                            2,894,751    1,027,037     115,002     316,802       56,091    266,956
                                                            =========    =========     =======     =======       ======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
91  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YSV         YUE         YMC           YGT        YIG         YIP
Operations
Investment income (loss) -- net                              $   (402)    $    132    $  2,588     $   (44)    $   (267)  $   (691)
Net realized gain (loss) on sales of investments                 (935)        (255)      4,112      (2,806)      (2,474)    (1,062)
Distributions from capital gains                                  412           --      24,529          --           --        370
Net change in unrealized appreciation or depreciation
  of investments                                                9,215         (497)      2,455      (6,768)     (15,574)   (17,642)
                                                             --------     --------    --------     -------     --------   --------
Net increase (decrease) in net assets
  resulting from operations                                     8,290         (620)     33,684      (9,618)     (18,315)   (19,025)
                                                                =====         ====      ======      ======      =======    =======
Contract transactions
Contract purchase payments                                     17,674       64,830     139,486      42,092      167,107     21,997
Net transfers(1)                                              134,133       86,397     398,819      60,244      507,729    186,151
Transfers for policy loans                                        745       (7,522)      1,329         (68)       3,011     (3,577)
Policy charges                                                 (1,831)      (4,706)    (15,073)     (5,751)     (15,144)    (3,575)
Contract terminations:
    Surrender benefits                                             --           --        (520)         --          (43)        --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------    --------     -------     --------   --------
Increase (decrease) from contract transactions                150,721      138,999     524,041      96,517      662,660    200,996
                                                              -------      -------     -------      ------      -------    -------
Net assets at beginning of year                                    --           --          --          18            4         --
                                                             --------     --------    --------     -------     --------   --------
Net assets at end of year                                    $159,011     $138,379    $557,725     $86,917     $644,349   $181,971
                                                             ========     ========    ========     =======     ========   ========
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          22            5         --
Contract purchase payments                                     15,433       76,902     125,302      77,156      232,767     28,867
Net transfers(1)                                              116,181      104,338     356,414      98,442      689,973    223,382
Transfers for policy loans                                        543       (8,565)        314        (121)       3,746     (4,315)
Policy charges                                                 (1,630)      (5,682)    (13,340)    (10,062)     (21,719)    (4,346)
Contract terminations:
    Surrender benefits                                             --           --        (568)         --          (88)        --
    Death benefits                                                 --           --          --          --           --         --
                                                             --------     --------    --------     -------     --------   --------
Units outstanding at end of year                              130,527      166,993     468,122     165,437      904,684    243,588
                                                              =======      =======     =======     =======      =======    =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
92  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS
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--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                           Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                        YGW         YDS         YVS           YIC        YSP
Operations
Investment income (loss) -- net                              $ (2,272)    $ (1,708)   $ (1,010)   $   (420)    $   (815)
Net realized gain (loss) on sales of investments               (1,253)        (710)     (3,216)       (998)        (156)
Distributions from capital gains                                  541          779       2,658       4,172           --
Net change in unrealized appreciation or depreciation
  of investments                                              (32,582)      28,598     (15,779)    (11,460)      12,487
                                                             --------     --------    --------    --------     --------
Net increase (decrease) in net assets
  resulting from operations                                   (35,566)      26,959     (17,347)     (8,706)      11,516
                                                              =======       ======     =======      ======       ======
Contract transactions
Contract purchase payments                                    167,859      138,472     133,677      43,615       92,534
Net transfers(1)                                              531,356      456,644     129,725      90,443      167,465
Transfers for policy loans                                      8,771          (50)     (2,956)      7,741       14,605
Policy charges                                                (16,831)     (16,970)    (10,266)     (3,004)      (5,404)
Contract terminations:
    Surrender benefits                                             --           --         (82)     (4,426)      (4,910)
    Death benefits                                                 --           --          --          --           --
                                                             --------     --------    --------    --------     --------
Increase (decrease) from contract transactions                691,155      578,096     250,098     134,369      264,290
                                                             --------     --------    --------    --------     --------
Net assets at beginning of year                                    --           --          --          --           --
                                                             --------     --------    --------    --------     --------
Net assets at end of year                                    $655,589     $605,055    $232,751    $125,663     $275,806
                                                             ========     ========    ========    ========     ========
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --           --
Contract purchase payments                                    229,012      161,446     216,841      57,872       85,101
Net transfers(1)                                              704,657      517,273     191,407     122,539      150,393
Transfers for policy loans                                     12,587         (116)     (5,609)      9,433       13,050
Policy charges                                                (23,170)     (19,877)    (16,678)     (4,070)      (4,848)
Contract terminations:
    Surrender benefits                                             --           --        (513)     (6,251)      (4,675)
    Death benefits                                                 --           --          --          --           --
                                                             --------     --------    --------    --------     --------
Units outstanding at end of year                              923,086      658,726     385,448     179,523      239,021
                                                              =======      =======     =======     =======      =======

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                      Segregated Asset Subaccounts
Period ended December 31, 2000                                   YND(1)       YSA(1)      YGT(1)      YIG(1)
Operations
Investment income (loss) -- net                                   $--          $--         $--         $--
Net realized gain (loss) on investments                            --           --          --          --
Net change in unrealized appreciation or depreciation
  of investments                                                   --           --          --          --
                                                                  ---          ---         ---         ---
Net increase (decrease) in net assets
  resulting from operations                                        --           --          --          --
                                                                  ===          ===         ===         ===
Contract transactions
Contract purchase payments                                         --           --          --          --
Net transfers(2)                                                   20           20          31           7
Transfers for policy loans                                         --           --          --          --
Policy charges                                                     (2)          (2)        (13)         (3)
Contract terminations:
    Surrender benefits                                             --           --          --          --
    Death benefits                                                 --           --          --          --
                                                                  ---          ---         ---         ---
Increase (decrease) from contract transactions                     18           18          18           4
                                                                  ---          ---         ---         ---
Net assets at beginning of year                                    --           --          --          --
                                                                  ---          ---         ---         ---
Net assets at end of year                                         $18          $18         $18         $ 4
                                                                  ===          ===         ===         ===
Accumulation unit activity
Units outstanding at beginning of year                             --           --          --          --
Contract purchase payments                                         --           --          --          --
Net transfers(2)                                                   23           36          37           8
Transfers for policy loans                                         --           --          --          --
Policy charges                                                     (3)          (4)        (15)         (3)
Contract terminations:
    Surrender benefits                                             --           --          --          --
    Death benefits                                                 --           --          --          --
                                                                  ---          ---         ---         ---
Units outstanding at end of year                                   20           32          22           5
                                                                  ===          ===         ===         ===

(1)  For the period Nov. 13, 2000 (commencement of operations) to Dec. 31, 2000.

(2)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

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94  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
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--------------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act).

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as open-end management investment companies. The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:

Subaccount        Investment                                                                 Shares           NAV
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                        4,225         $ 8.19
YBD               AXP(R) Variable Portfolio - Bond Fund                                      75,600          10.47
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                             661          21.69
YCM               AXP(R) Variable Portfolio - Cash Management Fund                          540,102           1.00
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund                 67,353          10.10
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                           1,751           7.41
YEX               AXP(R) Variable Portfolio - Extra Income Fund                              55,936           6.57
YFI               AXP(R) Variable Portfolio - Federal Income Fund                            16,175          10.33
YGB               AXP(R) Variable Portfolio - Global Bond Fund                                9,725           9.55
YGR               AXP(R) Variable Portfolio - Growth Fund                                    19,200           6.51
YIE               AXP(R) Variable Portfolio - International Fund                              1,811           8.10
YMF               AXP(R) Variable Portfolio - Managed Fund                                    7,028          15.42
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                        134,657          15.97
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                            109,686           7.82
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                        9,932          10.47
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                       14,535           8.34
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                    27,350           1.76
YRE               FTVIPT Franklin Real Estate Fund - Class 2                                 17,159          17.99
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2                  14,602          10.89
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                12,649          10.94
YMC               Goldman Sachs VIT Mid Cap Value Fund                                       49,400          11.29
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares             21,303           4.08
YIG               Janus Aspen Series International Growth Portfolio: Service Shares          27,654          23.30
YIP               Lazard Retirement International Equity Portfolio                           20,019           9.09
YGW               MFS(R) Investors Growth Stock Series - Service Class                       67,796           9.67
YDS               MFS(R) New Discovery Series - Service Class                                39,754          15.22
YVS               Putnam VT Vista Fund - Class IB Shares                                     20,525          11.34
YIC               Wanger International Small Cap                                              8,160          15.40
YSP               Wanger U.S. Smaller Companies                                              12,396          22.25

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life of New York deducts a premium expense charge from each premium payment. It partially compensates IDS Life of New York for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life of New York for paying premium taxes imposed by the state of New York.

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by the rider.

Some products may also charge a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES

IDS Life of New York will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,093,596 in 2001 and $921,090 in 2000. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

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--------------------------------------------------------------------------------

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund          0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                         0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund             0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund              0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund    0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund             1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                 0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund               0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                  0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                       0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund                0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                      0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)            0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund                0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund          0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund          0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund          0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                         0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund             0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund              0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund    0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund             0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                 0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund               0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                  0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                       0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                      0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)            0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund          0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund          0.060% to 0.035%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

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--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

Subaccount        Investment                                                            Purchases
YBC               AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 $   38,891
YBD               AXP(R) Variable Portfolio - Bond Fund                                   934,798
YCR               AXP(R) Variable Portfolio - Capital Resource Fund                        14,196
YCM               AXP(R) Variable Portfolio - Cash Management Fund                        711,562
YDE               AXP(R) Variable Portfolio - Diversified Equity Income Fund              691,981
YEM               AXP(R) Variable Portfolio - Emerging Markets Fund                        14,438
YEX               AXP(R) Variable Portfolio - Extra Income Fund                           456,209
YFI               AXP(R) Variable Portfolio - Federal Income Fund                         175,000
YGB               AXP(R) Variable Portfolio - Global Bond Fund                             97,415
YGR               AXP(R) Variable Portfolio - Growth Fund                                 162,674
YIE               AXP(R) Variable Portfolio - International Fund                           16,969
YMF               AXP(R) Variable Portfolio - Managed Fund                                120,190
YND               AXP(R) Variable Portfolio - New Dimensions Fund(R)                    2,186,040
YIV               AXP(R) Variable Portfolio - S&P 500 Index Fund                          927,500
YSM               AXP(R) Variable Portfolio - Small Cap Advantage Fund                    104,458
YSA               AXP(R) Variable Portfolio - Strategy Aggressive Fund                    169,431
YSB               Calvert Variable Series, Inc. Social Balanced Portfolio                  56,343
YRE               FTVIPT Franklin Real Estate Fund - Class 2                              301,591
YSV               FTVIPT Franklin Small Cap Value Securities Fund - Class 2               157,433
YUE               Goldman Sachs VIT CORE(SM) U.S. Equity Fund                             151,398
YMC               Goldman Sachs VIT Mid Cap Value Fund                                    626,900
YGT               Janus Aspen Series Global Technology Portfolio: Service Shares          106,850
YIG               Janus Aspen Series International Growth Portfolio: Service Shares       674,278
YIP               Lazard Retirement International Equity Portfolio                        215,674
YGW               MFS(R) Investors Growth Stock Series - Service Class                    703,352
YDS               MFS(R) New Discovery Series - Service Class                             593,822
YVS               Putnam VT Vista Fund - Class IB Shares                                  278,444
YIC               Wanger International Small Cap                                          142,794
YSP               Wanger U.S. Smaller Companies                                           271,319

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--------------------------------------------------------------------------------

8. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.

                                         YBC       YBD      YCR      YCM      YDE      YEM      YEX      YFI       YGB       YGR
At Dec. 31, 2000
Accumulation unit value                $0.96     $1.02    $0.86    $1.00    $1.02    $0.93    $0.96    $1.02     $1.06     $0.89
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
At Dec. 31, 2001
Accumulation unit value                $0.79     $1.08    $0.70    $1.02    $1.03    $0.91    $0.99    $1.06     $1.06     $0.61
Units (000s)                              44       738       20      532      662       14      373      138        88       206
Net assets (000s)                        $35      $795      $14     $544     $680      $13     $370     $146       $93      $126
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
For the year ended Dec. 31, 2001
Investment income(1)                   0.64%     6.26%    0.77%    2.70%    1.41%    0.02%   10.77%    4.36%     5.83%        --
Expense ratio(2)                       0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%     0.90%     0.90%
Total return(3)                      (17.71%)    5.88%  (18.60%)   2.00%    0.98%   (2.15%)   3.13%    3.92%     0.00%   (31.46%)
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------

                                         YIE       YMF      YND      YIV      YSM      YSA      YSB      YRE       YSV       YUE
At Dec. 31, 2000
Accumulation unit value                $0.76     $0.93    $0.90    $0.96    $0.98    $0.58    $0.93    $1.08     $1.08     $0.95
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
At Dec. 31, 2001
Accumulation unit value                $0.54     $0.82    $0.74    $0.83    $0.91    $0.38    $0.86    $1.16     $1.22     $0.83
Units (000s)                              27       131    2,895    1,027      115      317       56      267       131       167
Net assets (000s)                        $15      $108   $2,151     $857     $104     $121      $48     $309      $159      $138
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------
For the year ended Dec. 31, 2001
Investment income(1)                   1.51%     2.56%    0.34%    1.14%       --    0.30%   10.97%    1.84%     0.14%     1.15%
Expense ratio(2)                       0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%     0.90%     0.90%
Total return(3)                      (28.95%)  (11.83%) (17.78%) (13.54%)  (7.14%)  (34.48%) (7.53%)   7.41%    12.96%   (12.63%)
                                     -------     -----  -------    -----    -----   ------    -----    -----     -----   -------

                                         YMC       YGT      YIG      YIP      YGW      YDS      YVS      YIC       YSP
At Dec. 31, 2000
Accumulation unit value                $1.07     $0.85    $0.94    $0.99    $0.95    $0.98    $0.92    $0.90     $1.05
                                      ------     -----  -------    -----    -----   ------    -----    -----     -----
At Dec. 31, 2001
Accumulation unit value                $1.19     $0.53    $0.71    $0.75    $0.71    $0.92    $0.60    $0.70     $1.15
Units (000s)                             468       165      905      244      923      659      385      180       239
Net assets (000s)                       $558       $87     $644     $182     $656     $605     $233     $126      $276
                                      ------     -----  -------    -----    -----   ------    -----    -----     -----
For the year ended Dec. 31, 2001
Investment income(1)                   1.99%     0.77%    0.78%    0.01%    0.02%       --       --       --     0.01%
Expense ratio(2)                       0.90%     0.90%    0.90%    0.90%    0.90%    0.90%    0.90%    0.90%     0.90%
Total return(3)                       11.21%   (37.65%) (24.47%) (24.24%) (25.26%)   (6.12%)(34.78%) (22.22%)    9.52%
                                      ------   -------  -------  -------  -------   ------    -----    -----     -----

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

--------------------------------------------------------------------------------
99  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Condensed Financial Information
(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.

Year ended Dec. 31,                                                                                                2001     2000
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YBC(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                                                    $0.96    $1.00
Accumulation unit value at end of period                                                                          $0.79    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                              44       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YBD(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Bond Fund)
Accumulation unit value at beginning of period                                                                    $1.02    $1.00
Accumulation unit value at end of period                                                                          $1.08    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                             738       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YCR(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Capital Resource Fund)
Accumulation unit value at beginning of period                                                                    $0.86    $1.00
Accumulation unit value at end of period                                                                          $0.70    $0.86
Number of accumulation units outstanding at end of period (000 omitted)                                              20       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YCM(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Cash Management Fund)
Accumulation unit value at beginning of period                                                                    $1.00    $1.00
Accumulation unit value at end of period                                                                          $1.02    $1.00
Number of accumulation units outstanding at end of period (000 omitted)                                             532       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YDE(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                                                    $1.02    $1.00
Accumulation unit value at end of period                                                                          $1.03    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                             662       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YEM(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Emerging Markets Fund)
Accumulation unit value at beginning of period                                                                    $0.93    $1.00
Accumulation unit value at end of period                                                                          $0.91    $0.93
Number of accumulation units outstanding at end of period (000 omitted)                                              14       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YEX(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Extra Income Fund)
Accumulation unit value at beginning of period                                                                    $0.96    $1.00
Accumulation unit value at end of period                                                                          $0.99    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                             373       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YFI(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Federal Income Fund)
Accumulation unit value at beginning of period                                                                    $1.02    $1.00
Accumulation unit value at end of period                                                                          $1.06    $1.02
Number of accumulation units outstanding at end of period (000 omitted)                                             138       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGB(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Global Bond Fund)
Accumulation unit value at beginning of period                                                                    $1.06    $1.00
Accumulation unit value at end of period                                                                          $1.06    $1.06
Number of accumulation units outstanding at end of period (000 omitted)                                              88       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGR(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Growth Fund)
Accumulation unit value at beginning of period                                                                    $0.89   $1.00
Accumulation unit value at end of period                                                                          $0.61   $0.89
Number of accumulation units outstanding at end of period (000 omitted)                                             206       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIE(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - International Fund)
Accumulation unit value at beginning of period                                                                    $0.76    $1.00
Accumulation unit value at end of period                                                                          $0.54    $0.76
Number of accumulation units outstanding at end of period (000 omitted)                                              27       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YMF(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Managed Fund)
Accumulation unit value at beginning of period                                                                    $0.93    $1.00
Accumulation unit value at end of period                                                                          $0.82    $0.93
Number of accumulation units outstanding at end of period (000 omitted)                                             131       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YND(1)  (Investing in shares of AXP(R) Variable Portfolio - New Dimensions Fund(R))
Accumulation unit value at beginning of period                                                                    $0.90    $1.00
Accumulation unit value at end of period                                                                          $0.74    $0.90
Number of accumulation units outstanding at end of period (000 omitted)                                           2,895       --
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
100 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS Life of New York Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Year ended Dec. 31,                                                                                                2001     2000
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIV(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - S&P 500 Index Fund)
Accumulation unit value at beginning of period                                                                    $0.96    $1.00
Accumulation unit value at end of period                                                                          $0.83    $0.96
Number of accumulation units outstanding at end of period (000 omitted)                                           1,027       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSM(1),(2)  (Investing in shares of AXP(R) Variable Portfolio - Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                                                    $0.98    $1.00
Accumulation unit value at end of period                                                                          $0.91    $0.98
Number of accumulation units outstanding at end of period (000 omitted)                                             115       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSA(1)  (Investing in shares of AXP(R) Variable Portfolio - Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                                                    $0.58    $1.00
Accumulation unit value at end of period                                                                          $0.38    $0.58
Number of accumulation units outstanding at end of period (000 omitted)                                             317       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSB(1),(2)  (Investing in shares of Calvert Variable Series, Inc. Social Balanced Portfolio)
Accumulation unit value at beginning of period                                                                    $0.93    $1.00
Accumulation unit value at end of period                                                                          $0.86    $0.93
Number of accumulation units outstanding at end of period (000 omitted)                                              56       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YRE(1),(2)  (Investing in shares of FTVIPT Franklin Real Estate Fund - Class 2)
Accumulation unit value at beginning of period                                                                    $1.08    $1.00
Accumulation unit value at end of period                                                                          $1.16    $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                             267       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSV(1),(2)  (Investing in shares of FTVIPT Franklin Small Cap Value Securities Fund - Class 2)
Accumulation unit value at beginning of period                                                                    $1.08    $1.00
Accumulation unit value at end of period                                                                          $1.22    $1.08
Number of accumulation units outstanding at end of period (000 omitted)                                             131       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YUE(1),(2)  (Investing in shares of Goldman Sachs VIT CORE(SM) U.S. Equity Fund)
Accumulation unit value at beginning of period                                                                    $0.95    $1.00
Accumulation unit value at end of period                                                                          $0.83    $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                             167       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YMC(1),(2)  (Investing in shares of Goldman Sachs VIT Mid Cap Value Fund)
Accumulation unit value at beginning of period                                                                    $1.07    $1.00
Accumulation unit value at end of period                                                                          $1.19    $1.07
Number of accumulation units outstanding at end of period (000 omitted)                                             468       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGT(1)  (Investing in shares of Janus Aspen Series Global Technology Portfolio: Service Shares)
Accumulation unit value at beginning of period                                                                    $0.85    $1.00
Accumulation unit value at end of period                                                                          $0.53    $0.85
Number of accumulation units outstanding at end of period (000 omitted)                                             165       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIG(1)  (Investing in shares of Janus Aspen Series International Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                                                    $0.94    $1.00
Accumulation unit value at end of period                                                                          $0.71    $0.94
Number of accumulation units outstanding at end of period (000 omitted)                                             905       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIP(1),(2)  (Investing in shares of Lazard Retirement Series International Equity Portfolio)
Accumulation unit value at beginning of period                                                                    $0.99    $1.00
Accumulation unit value at end of period                                                                          $0.75    $0.99
Number of accumulation units outstanding at end of period (000 omitted)                                             244       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YGW(1),(2)  (Investing in shares of MFS(R) Investors Growth Stock Series - Service Class)
Accumulation unit value at beginning of period                                                                    $0.95    $1.00
Accumulation unit value at end of period                                                                          $0.71    $0.95
Number of accumulation units outstanding at end of period (000 omitted)                                             923       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YDS(1),(2)  (Investing in shares of MFS(R)  New Discovery Series - Service Class)
Accumulation unit value at beginning of period                                                                    $0.98    $1.00
Accumulation unit value at end of period                                                                          $0.92    $0.98
Number of accumulation units outstanding at end of period (000 omitted)                                             659       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YVS(1),(2)  (Investing in shares of Putnam VT Vista Fund - Class IB Shares)
Accumulation unit value at beginning of period                                                                    $0.92    $1.00
Accumulation unit value at end of period                                                                          $0.60    $0.92
Number of accumulation units outstanding at end of period (000 omitted)                                             385       --
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
101  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life of New York Account 8  - IDS LIfe Variable Universal
Life IV/IDS Life of New York Variable Universal Life IV - Estate Series
--------------------------------------------------------------------------------

Year ended Dec. 31,                                                                                                2001     2000
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YIC(1),(2)  (Investing in shares of Wanger International Small Cap)
Accumulation unit value at beginning of period                                                                    $0.90    $1.00
Accumulation unit value at end of period                                                                          $0.70    $0.90
Number of accumulation units outstanding at end of period (000 omitted)                                             180       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount YSP(1),(2)  (Investing in shares of Wanger U.S. Smaller  Companies)
Accumulation unit value at beginning of period                                                                    $1.05    $1.00
Accumulation unit value at end of period                                                                          $1.15    $1.05
Number of accumulation units outstanding at end of period (000 omitted)                                             239       --
----------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Nov. 13, 2000.

(2) The subaccount had no activity as of Dec. 31, 2000.

--------------------------------------------------------------------------------
102  IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
     VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Balance Sheets
                                                                                                   September 30,     December 31,
                                                                                                       2002            2001
(In thousands, except share amounts)                                                                (unaudited)
Assets Investments:
    Available for sale:
       Fixed maturities, at fair value (Amortized cost: 2002, $1,162,089; 2001, $1,030,059)        $1,212,899    $1,037,153
    Mortgage loans on real estate                                                                     114,728       124,705
    Policy loans                                                                                       30,917        31,273
    Other investments                                                                                      --           179
                                                                                                   ----------    ----------
       Total investments                                                                            1,358,544     1,193,310
Cash and cash equivalents                                                                              15,777        17,365
Amounts recoverable from reinsurers                                                                    18,395        15,901
Other accounts receivable                                                                               1,948         2,500
Accrued investment income                                                                              14,536        15,976
Deferred policy acquisition costs                                                                     165,097       155,996
Other assets                                                                                            4,917         4,793
Separate account assets                                                                             1,091,190     1,418,527
                                                                                                   ----------    ----------
    Total assets                                                                                   $2,670,404    $2,824,368
                                                                                                   ==========    ==========
Liabilities and stockholder's equity Liabilities:
    Future policy benefits:
       Fixed annuities                                                                             $  911,006    $  776,490
       Universal life-type insurance                                                                  169,403       164,258
       Traditional life insurance                                                                      20,385        20,895
       Disability income and long-term care insurance                                                  76,955        67,003
    Policy claims and other policyholders' funds                                                        3,090         6,804
    Amounts due to brokers                                                                             17,741        31,487
    Deferred income taxes, net                                                                         16,096         3,783
    Other liabilities                                                                                  14,831        18,658
    Separate account liabilities                                                                    1,091,190     1,418,527
                                                                                                   ----------    ----------
       Total liabilities                                                                            2,320,697     2,507,905
                                                                                                   ----------    ----------
Stockholder's equity:
    Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding           2,000         2,000
    Additional paid-in capital                                                                         49,000        49,000
    Accumulated other comprehensive income, net of tax:
       Net unrealized securities gains                                                                 31,907         4,588
    Retained earnings                                                                                 266,800       260,875
                                                                                                   ----------    ----------
       Total stockholder's equity                                                                     349,707       316,463
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                         $2,670,404    $2,824,368
                                                                                                   ==========    ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
103 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Statements of Income

(unaudited)

Three months ended September 30, (In thousands)                                                       2002          2001
Revenues
Premiums:
    Traditional life insurance                                                                      $   935      $   943
    Disability income and long-term care insurance                                                    4,395        4,401
                                                                                                      -----        -----
       Total premiums                                                                                 5,330        5,344
Policyholder and contractholder charges                                                               7,194        6,818
Management and other fees                                                                             3,206        3,902
Net investment income                                                                                20,889       20,985
Net realized loss on investments                                                                     (2,858)        (315)
                                                                                                     ------         ----
       Total revenues                                                                                33,761       36,734
                                                                                                     ------       ------
Benefits and expenses
Death and other benefits:
    Traditional life insurance                                                                          585          888
    Universal life-type insurance and investment contracts                                            3,420        7,005
    Disability income and long-term care insurance                                                      799          753
Increase (decrease) in liabilities for future policy benefits:
    Traditional life insurance                                                                          (66)        (274)
    Disability income and long-term care insurance                                                    2,253        3,300
Interest credited on universal life-type insurance and investment contracts                          12,024       11,588
Amortization of deferred policy acquisition costs                                                     4,607        3,238
Other insurance and operating expenses                                                                4,148        3,100
                                                                                                      -----        -----
       Total benefits and expenses                                                                   27,770       29,598
                                                                                                     ------       ------
Income before income tax expense                                                                      5,991        7,136
Income tax expense                                                                                    1,609        2,266
                                                                                                      -----        -----
Net income                                                                                          $ 4,382      $ 4,870
                                                                                                    =======      =======

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
104 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Statements of Income

(unaudited)

Nine months ended September 30, (In thousands)                                                        2002          2001
Revenues
Premiums:
    Traditional life insurance                                                                      $  2,809     $  2,532
    Disability income and long-term care insurance                                                    11,887       12,665
                                                                                                      ------       ------
       Total premiums                                                                                 14,696       15,197
    Policyholder and contractholder charges                                                           21,344       20,265
    Management and other fees                                                                         10,813       12,204
    Net investment income                                                                             61,729       58,328
    Net realized loss on investments                                                                  (7,057)     (24,909)
                                                                                                      ------      -------
       Total revenues                                                                                101,525       81,085
                                                                                                     -------       ------
Benefits and expenses
Death and other benefits:
    Traditional life insurance                                                                         3,024        2,458
    Universal life-type insurance and investment contracts                                             3,647       11,529
    Disability income and long-term care insurance                                                     2,671        1,966
Increase (decrease) in liabilities for future policy benefits:
    Traditional life insurance                                                                          (603)        (589)
    Disability income and long-term care insurance                                                     6,182        5,681
Interest credited on universal life-type insurance and investment contracts                           35,271       36,194
Amortization of deferred policy acquisition costs                                                     12,405       14,139
Other insurance and operating expenses                                                                 8,702       10,380
                                                                                                       -----       ------
       Total benefits and expenses                                                                    71,299       81,758
                                                                                                      ------       ------
Income (loss) before income tax expense (benefit)                                                     30,226         (673)
Income tax expense (benefit)                                                                          10,296         (155)
                                                                                                      ------         ----
Net income (loss)                                                                                   $ 19,930     $   (518)
                                                                                                    ========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
105 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Statements of Cash Flows

(unaudited)

Nine months ended September 30, (In thousands)                                                           2002          2001
Cash flows from operating activities
Net income (loss)                                                                                  $  19,930    $    (518)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Policy loans, excluding universal life-type insurance:
       Issuance                                                                                       (2,120)      (2,405)
       Repayment                                                                                       2,243        2,564
    Change in amounts recoverable from reinsurers                                                     (2,494)      (4,114)
    Change in other accounts receivable                                                                  552          548
    Change in accrued investment income                                                                1,440        2,517
    Change in deferred policy acquisition costs, net                                                 (10,694)      (5,554)
    Change in liabilities for future policy benefits for traditional life, disability
       income and long-term care insurance                                                             9,442        7,703
    Change in policy claims and other policyholders' funds                                            (3,714)       4,207
    Change in deferred income taxes                                                                   (2,394)        (907)
    Change in other assets                                                                              (124)      (4,175)
    Change in other liabilities                                                                       (3,827)      (7,931)
    Accretion of discount, net                                                                          (222)       3,625
    Net realized losses on investments                                                                 7,057       24,909
    Contractholder charges, non-cash                                                                  (9,925)      (9,328)
    Other, net                                                                                        (1,013)         136
                                                                                                      ------          ---
       Net cash provided by operating activities                                                       4,137       11,277
                                                                                                       -----       ------
Cash flows from investing activities
Fixed maturities available for sale:
    Purchases                                                                                       (404,921)    (258,771)
    Maturities, sinking fund payments and calls                                                      152,969       79,131
    Sales                                                                                            114,220      119,241
Other investments, excluding policy loans:
    Purchases                                                                                           (291)          --
    Sales                                                                                              9,916       16,159
Change in amounts due from broker                                                                         --       (1,045)
Change in amounts due to broker                                                                      (13,746)       2,995
                                                                                                     -------        -----
    Net cash used in investing activities                                                           (141,853)     (42,290)
                                                                                                    --------      -------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
    Considerations received                                                                          123,846       42,115
    Surrenders and death benefits                                                                     (9,222)     (65,857)
    Interest credited to account balances                                                             35,271       36,194
Universal life-type insurance policy loans:
    Issuance                                                                                          (2,941)      (3,952)
    Repayment                                                                                          3,174        3,198
Cash dividends to parent                                                                             (14,000)     (16,000)
                                                                                                     -------      -------
    Net cash provided by (used in) financing activities                                              136,128       (4,302)
                                                                                                     -------       ------
Net decrease in cash and cash equivalents                                                             (1,588)     (35,315)
Cash and cash equivalents at beginning of period                                                      17,365       39,213
                                                                                                      ------       ------
Cash and cash equivalents at end of period                                                         $  15,777   $    3,898
                                                                                                   =========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
106 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York
--------------------------------------------------------------------------------

Notes to Financial Statements

September 30, 2002

(In thousands)

(unaudited)

1. GENERAL

The interim financial information in this report has not been audited. In the opinion of the management of IDS Life Insurance Company of New York (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of September 30, 2002, statements of income for the three and nine months ended September 30, 2002 and 2001 and statements of cash flows for the nine months ended September 30, 2002 and 2001. Results of operations reported for the interim periods are not necessarily indicative of results for the entire year. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The Company is a stock life insurance company organized under the laws of the State of New York. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life) which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly-owned subsidiary of American Express Company. All material intercompany accounts and transactions have been eliminated in consolidation.

2. COMPREHENSIVE INCOME

Total comprehensive income was $26,057 and $16,840 for the three months and $47,249 and $28,787 for the nine months ended September 30, 2002 and 2001, respectively. The significant difference between net income (loss) and total other comprehensive income is a result of unrealized gains that arose during the year on fixed maturity holdings.

3. STATEMENTS OF CASH FLOWS

Cash paid for interest on borrowings totaled $6 and $21 for the nine months ended September 30, 2002, and 2001, respectively. Cash paid for income taxes totaled $14,759 for the nine months ended September 30, 2002 compared to cash received of $5,047 for the nine months ended September 30, 2001.

4. ACCOUNTING DEVELOPMENTS

The FASB is currently considering rules that could affect the future accounting for special purpose vehicles. Such vehicles could potentially include collateralized debt obligations, structured loan trusts, mutual funds, hedge funds and limited partnerships. The effect could include adjustments to current carrying values and/or consolidation of underlying assets and liabilities. While such rules would not change the economic value inherent in these operations, the financial statement effect of any changes cannot be determined until the rules are finalized.

5. COMMITMENTS AND CONTINGENCIES

Commitments to fund mortgage loan investments in the ordinary course of business at September 30, 2002 aggregated $1,625.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains only 20% of the mortality risk on new variable universal life insurance policies and 10% of the mortality risk on new term insurance policies. Risk not retained is reinsured with other life insurance companies. Universal life and variable universal life policies are primarily reinsured on a yearly renewable basis. New term insurance and long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse affect on the Company.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, alleging improper life insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. The Company's parent, IDS Life, was named a defendant in three purported class-action lawsuits. A fourth lawsuit alleging the same allegation was also filed in federal court. The Company is a named defendant in one of the state filed lawsuits and the federal lawsuit. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts. In January 2000, we reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985. The settlement received court approval.

--------------------------------------------------------------------------------
107 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York

--------------------------------------------------------------------------------

Implementation of the settlement commenced October 15, 2001. Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims to the Company. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, the Company does not consider any lawsuits in which it is named as a defendant to have a material impact on the Company's financial position or operating results.

--------------------------------------------------------------------------------
108 IDS LIFE OF NEW YORK VARIABLE UNIVERSAL LIFE IV/
    VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG  LLP


Minneapolis, Minnesota
January 28, 2002

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $404,427)                             $       --    $  405,816
      Available-for-sale, at fair value (amortized cost: 2001, $1,030,059; 2000, $554,452)          1,037,153       538,438
   Common stocks                                                                                          179         1,286
   Mortgage loans on real estate                                                                      124,705       144,121
   Policy loans                                                                                        31,273        30,894
                                                                                                       ------        ------
      Total investments                                                                             1,193,310     1,120,555
Cash and cash equivalents                                                                              17,365        39,213
Amounts recoverable from reinsurers                                                                    15,901        10,210
Amounts due from brokers                                                                                   --           877
Accounts receivable                                                                                     2,105         2,249
Premiums due                                                                                              395           344
Accrued investment income                                                                              15,976        18,546
Deferred policy acquisition costs                                                                     155,996       146,036
Other assets                                                                                            4,793           727
Separate account assets                                                                             1,418,527     1,667,031
                                                                                                    ---------     ---------
Total assets                                                                                       $2,824,368    $3,005,788
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $  776,490    $  770,774
      Universal life-type insurance                                                                   164,258       160,301
      Traditional life, disability income and long-term care insurance                                 87,898        76,097
   Policy claims and other policyholders' funds                                                         6,804         2,943
   Amounts due to brokers                                                                              31,487            --
   Deferred income taxes, net                                                                           3,782           516
   Other liabilities                                                                                   18,659        18,591
   Separate account liabilities                                                                     1,418,527     1,667,031
                                                                                                    ---------     ---------
      Total liabilities                                                                             2,507,905     2,696,253
                                                                                                    ---------     ---------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding            2,000         2,000
   Additional paid-in capital                                                                          49,000        49,000
   Accumulated other comprehensive income (loss):
      Net unrealized securities gain (loss)                                                             4,588       (10,324)
   Retained earnings                                                                                  260,875       268,859
                                                                                                      -------       -------
      Total stockholder's equity                                                                      316,463       309,535
                                                                                                      -------       -------
Total liabilities and stockholder's equity                                                         $2,824,368    $3,005,788
                                                                                                   ==========    ==========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Income

Years ended December 31, (In thousands)                                                 2001            2000          1999
Revenues
Traditional life, disability income and long-term care insurance premiums             $ 20,566       $ 18,196      $ 15,613
Contractholder charges                                                                  27,179         24,101        22,502
Mortality and expense risk fees                                                         16,182         20,449        17,019
Net investment income                                                                   79,172         91,491        95,514
Net realized (losses) gains on investments                                             (26,426)           839         1,386
                                                                                       -------            ---         -----
      Total revenues                                                                   116,673        155,076       152,034
                                                                                       -------        -------       -------

Benefits and Expenses Death and other benefits:
   Traditional life, disability income and long-term care insurance                      6,282          5,510         5,579
   Universal life-type insurance and investment contracts                               11,669          4,724         6,313
Increase in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                        7,776          8,371         6,098
Interest credited on universal life-type insurance and investment contracts             48,064         47,715        50,767
Amortization of deferred policy acquisition costs                                       16,253         14,680        15,283
Other insurance and operating expenses                                                  13,928         11,670        10,429
                                                                                        ------         ------        ------
      Total benefits and expenses                                                      103,972         92,670        94,469
                                                                                       -------         ------        ------
Income before income taxes                                                              12,701         62,406        57,565
Income taxes                                                                             4,685         22,323        19,241
                                                                                         -----         ------        ------
Net income                                                                            $  8,016       $ 40,083      $ 38,324
                                                                                      ========       ========      ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Stockholder's Equity

                                                                                               Accumulated
                                                                                                  other
                                                                                Additional    comprehensive                Total
                                                                    Capital       paid-in    income (loss),  Retained  stockholder's
For the three years ended December 31, 2001 (In thousands)           stock        capital      net of tax    earnings     equity
Balance, January 1, 1999                                             $2,000      $49,000        $ 11,014      $217,452     $279,466
Comprehensive income:
   Net income                                                            --           --              --        38,324       38,324
   Unrealized holding losses arising during the year, net of
      deferred policy acquisition costs of $737 and income
      taxes of $13,537                                                   --           --         (25,140)           --      (25,140)
   Reclassification adjustment for losses included in net income,
      net of income tax of $452                                          --           --            (840)           --         (840)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive loss                                              --           --         (25,980)           --      (25,980)
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      12,344
Cash dividends                                                           --           --              --       (12,000)     (12,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 1999                                            2,000       49,000         (14,966)      243,776      279,810
Comprehensive income:
   Net income                                                            --           --              --        40,083       40,083
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($137) and
      income taxes of ($3,038)                                           --           --           5,641            --        5,641
   Reclassification adjustment for gains included in net income,
      net of income tax of $537                                          --           --            (999)           --         (999)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --           4,642            --        4,642
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      44,725
Cash dividends                                                           --           --              --       (15,000)     (15,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 2000                                            2,000       49,000         (10,324)      268,859      309,535
Comprehensive income:
   Net income                                                            --           --              --         8,016        8,016
   Cumulative effect of adopting SFAS No 133, net of
      income tax benefit of $486                                         --           --            (903)           --         (903)
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($416) and
      income taxes of ($16,188)                                          --           --          30,065            --       30,065
   Reclassification adjustment for losses included in net income,
      net of income tax benefit of $7,673                                --           --         (14,250)           --      (14,250)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --          14,912            --       14,912
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      22,928
Cash dividends                                                           --           --              --       (16,000)     (16,000)
                                                                      -----       ------         -------       -------      -------
Balance, December 31, 2001                                           $2,000      $49,000       $   4,588      $260,875     $316,463
                                                                     ======      =======       =========      ========     ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999

Cash flows from operating activities
Net income                                                                           $   8,016      $  40,083     $  38,324
Adjustments to reconcile net income to net cash provided by operating activities:
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                          (2,781)        (3,556)       (3,063)
      Repayment                                                                          3,167          2,953         2,826
   Change in accrued investment income                                                   2,570           (181)        1,528
   Change in amounts recoverable from reinsurers                                        (5,691)        (3,296)       (2,837)
   Change in premiums due                                                                  (51)          (145)            5
   Change in accounts receivable                                                           144         (1,682)          275
   Change in other assets                                                               (4,203)           133           319
   Change in deferred policy acquisition costs, net                                    (10,376)        (9,944)       (6,015)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                    11,801         11,819         8,368
   Change in policy claims and other policyholder's funds                                3,861            360          (522)
   Deferred income tax (benefit) provision                                              (4,763)         1,898         2,196
   Change in other liabilities                                                              68         (2,844)       (3,513)
   Amortization of premium (accretion of discount), net                                  3,477          1,353        (1,794)
   Net realized losses (gains) on investments                                           26,426           (839)       (1,386)
   Contractholder charges, non-cash                                                    (12,632)        (9,232)       (9,875)
   Other, net                                                                             (599)        (1,826)        1,859
                                                                                          ----         ------         -----
      Net cash provided by operating activities                                         18,434         25,054        26,695
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)           --
   Maturities, sinking fund payments and calls                                              --         31,178        37,852
   Sales                                                                                    --             --           790
Available-for-sale securities:
   Purchases                                                                          (429,487)      (100,905)     (155,690)
   Maturities, sinking fund payments and calls                                         117,961         34,202        50,515
   Sales                                                                               214,426         91,946        89,683
Other investments, excluding policy loans:
   Purchases                                                                              (309)            --        (3,598)
   Sales                                                                                19,223         10,838        16,671
Change in amounts due from brokers                                                         877           (877)           --
Change in amounts due to brokers                                                        31,487             --        (4,507)
                                                                                        ------         ------        ------
   Net cash (used in) provided by investing activities                                 (45,822)        61,895        31,716
                                                                                       -------         ------        ------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                              56,228         51,419        68,978
   Surrenders and death benefits                                                       (81,988)      (137,239)     (159,161)
   Interest credited to account balances                                                48,064         47,715        50,767
Universal life-type insurance policy loans:
   Issuance                                                                             (4,308)        (6,847)       (5,057)
   Repayment                                                                             3,544          4,085         3,186
Cash dividends                                                                         (16,000)       (15,000)      (12,000)
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                   5,540        (55,867)      (53,287)
                                                                                         -----        -------       -------
Net (decrease) increase in cash and cash equivalents                                   (21,848)        31,082         5,124
Cash and cash equivalents at beginning of year                                          39,213          8,131         3,007
                                                                                        ------          -----         -----
Cash and cash equivalents at end of year                                             $  17,365      $  39,213     $   8,131
                                                                                     =========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                                 $   5,408      $  21,427     $  20,670
   Interest on borrowings                                                                   35             80           124

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Notes to Financial Statements

(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company.

The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include mortality and expense risk fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 9. Certain prior year's amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual future cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for deferred annuities are amortized using the interest method. The costs for universal life and variable universal life insurance are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $2,300 in 2001 and a net decrease in amortization of $1,200 in 2000. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for universal life and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The Company held no derivative positions during 2001 or 2000.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The adoption of SFAS No. 133 did not have a significant impact on the Company's financial position or results of operations.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $405,816 and net unrealized losses of $1,389 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31, 2001:

                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $      433       $    35        $    11    $      457
   Corporate bonds and obligations                                       688,952        17,292         12,149       694,095
   Mortgage-backed securities                                            340,674         4,804          2,877       342,601
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                       $1,030,059       $22,131        $15,037    $1,037,153
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $       76       $   103        $    --    $      179
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:
                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $   92,755    $   94,496
Due from one to five years                                 164,837       171,497
Due from five to ten years                                 321,846       323,561
Due in more than ten years                                 109,947       104,998
Mortgage-backed securities                                 340,674       342,601
                                                           -------       -------
Total                                                   $1,030,059    $1,037,153
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                         Gross          Gross
                                                                        Amortized      unrealized     unrealized      Fair
Held-to-maturity                                                          cost            gains         losses        value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,299        $   40         $   25      $  2,314
   Corporate bonds and obligations                                       363,322         8,013          9,667       361,668
   Mortgage-backed securities                                             40,195           263             13        40,445
                                                                          ------           ---             --        ------
Total fixed maturity securities                                         $405,816        $8,316         $9,705      $404,427
                                                                        ========        ======         ======      ========

                                                                                          Gross         Gross
                                                                         Amortized     unrealized    unrealized        Fair
Available-for-sale                                                         cost           gains        losses          value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,053        $  185        $    --      $  2,238
   State and municipal obligations                                           105             2             --           107
   Corporate bonds and obligations                                       373,603         6,447         22,462       357,588
   Mortgage-backed securities                                            178,691         2,396          2,582       178,505
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                         $554,452        $9,030        $25,044      $538,438
                                                                        ========        ======        =======      ========
Common stocks                                                           $  1,571        $   --        $   285      $  1,286
                                                                        ========        ======        =======      ========

At December 31, 2001, bonds carried at $300 were on deposit with the state of New York as required by law.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 87 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $129 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $  374,228      $223,368
Aaa/AA                                                         --         3,000
Aa/AA                                                      17,727        16,084
Aa/A                                                       22,258        26,649
A/A                                                       157,143       147,290
A/BBB                                                      56,340        48,993
Baa/BBB                                                   340,542       338,430
Baa/BB                                                     12,795        17,670
Below investment grade                                     49,026       138,784
                                                           ------       -------
Total                                                  $1,030,059      $960,268
                                                       ==========      ========

At December 31, 2001, approximately 91 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturity securities classified as held-to-maturity were sold with amortized cost of $nil and $790, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $214,426 and gross realized gains and losses of $5,457 and $27,383, respectively. Available-for-sale securities were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively.
Available-for-sale securities were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $7,197 and ($16,299), respectively, with the $23,496 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized loss on available-for-sale securities was a decrease of $7,141. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $40,706.

During 2001, the Company recorded pretax losses of $30,978 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Statements of Income, approximately $24,110 of these losses are included in Net realized (losses) gains on investments and approximately $6,868 are included in Net investment income.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $22,031, into a securitization trust. In return, the company received $2,921 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $19,110. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $2,921. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 10 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                December 31, 2001        December 31, 2000
                           On balance       Funding    On balance     Funding
Region                        sheet       commitments     sheet     commitments
West North Central          $ 15,978         $--       $ 19,409        $--
East North Central            21,337          --         24,249         --
South Atlantic                22,402          --         27,926         --
Middle Atlantic               14,362          --         16,937         --
Pacific                        6,466          18          6,614         --
Mountain                      30,522          --         34,475         --
New England                    7,354          --          7,564         --
East South Central             7,089          --          7,250         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

                                December 31, 2001         December 31, 2000
                           On balance       Funding    On balance     Funding
Property type                 sheet       commitments     sheet     commitments
Apartments                  $ 40,395         $18       $ 49,180        $--
Department/retail stores      41,102          --         45,917         --
Office buildings              18,754          --         21,144         --
Industrial buildings          14,218          --         16,169         --
Nursing/retirement             4,178          --          4,954         --
Medical buildings              6,863          --          7,060         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $nil. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $nil.

The Company recognized $nil, $nil and $2 of interest income related to impaired mortgage loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserve for mortgage loan losses:

                                             2001          2000          1999
Balance, January 1                          $303         $1,200        $1,500
Provision for mortgage loan losses           502           (897)         (300)
                                             ---           ----          ----
Balance, December 31                        $805         $  303        $1,200
                                            ====         ======        ======

Sources of investment income and realized (losses) gains on investments
Net investment income for the years ended December 31 is summarized as follows:

                                            2001          2000           1999
Interest on fixed maturities             $69,566        $76,859       $78,342
Interest on mortgage loans                10,682         11,954        12,895
Interest on cash equivalents                  99          1,069           350
Other                                       (999)         2,333         4,764
                                            ----          -----         -----
                                          79,348         92,215        96,351
Less investment expenses                     176            724           837
                                             ---            ---           ---
Total                                    $79,172        $91,491       $95,514
                                         =======        =======       =======

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                            2001           2000          1999
Available-for-sale securities           $(25,925)         $ (57)       $1,086
Mortgage loans on real estate               (501)           896           300
                                            ----            ---           ---
Total                                   $(26,426)          $839        $1,386
                                        ========           ====        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:
                                            2001          2000           1999
Federal income taxes:
Current                                  $ 8,098        $19,245       $16,426
Deferred                                  (4,763)         1,898         2,196
                                          ------          -----         -----
                                           3,335         21,143        18,622
State income taxes-current                 1,350          1,180           619
                                           -----          -----           ---
Income tax expense                       $ 4,685        $22,323       $19,241
                                         =======        =======       =======

Income tax expense (benefit) differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                                  2001                     2000                   1999
                                                           Provision    Rate        Provision    Rate     Provision  Rate
Federal income taxes based on the statutory rate            $4,445      35.0%       $21,842      35.0%    $20,148     35.0%
Tax-excluded interest and dividend income                     (258)     (2.0)          (207)     (0.3)       (509)    (0.9)
State tax, net of federal benefit                              878       6.9            767       1.2         402      0.7
Other, net                                                    (380)     (3.0)           (79)     (0.1)       (800)    (1.4)
                                                              ----      ----            ---      ----        ----     ----
Total income taxes                                          $4,685      36.9%       $22,323      35.8%    $19,241     33.4%
                                                            ======      ====        =======      ====     =======     ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                          2001           2000
Deferred income tax assets:
   Policy reserves                                      $26,912       $28,469
   Investments                                           10,431         6,395
   Other                                                  4,742         4,738
                                                          -----         -----
Total deferred income tax assets                         42,085        39,602
                                                         ------        ------
Deferred income tax liabilities:
   Deferred policy acquisition costs                     43,393        40,118
   Investments                                            2,474            --
                                                          -----        ------
Total deferred income tax liabilities                    45,867        40,118
                                                         ------        ------
Net deferred income tax liabilities                     $ 3,782       $   516
                                                        =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $151,649 and $166,503 as of December 31, 2001 and 2000, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 9 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory-basis net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of New York adopted the provisions of the revised manual with modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 was not significant.

5. RELATED PARTY TRANSACTIONS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $26, $23 and $27 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $48, $106 and $218, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2001, 2000 and 1999 were $nil.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2001, 2000 and 1999, which are calculated on the basis of commission earnings of the individual financial advisors, were $199, $975 and $1,446, respectively. Such costs are included in deferred policy acquisition costs.

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2001, 2000 and 1999 were $nil, $nil and $96, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $19,919, $17,108 and $13,042 , for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $2,814 payable to and $907 receivable from, respectively, IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC of $25,000. The interest rate for the line of credit is established by reference to various indices plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001 and 2000, traditional life insurance and universal life-type insurance in force aggregated $6,534,603 and $5,974,025 respectively, of which $675,563 and $332,556 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $nil, $150 and $150 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $1,700 and $nil in 2001, 2000 and 1999, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,608, $3,125 and $2,873 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $924, $473 and $473 for the years ended December 31, 2001, 2000 and 1999, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $186,119 and $210,666 at December 31, 2001 and 2000, respectively. The accompanying statements of income include premiums of $nil for the years ended December 31, 2001, 2000 and 1999, and an increase in liabilities for future policy benefits of $4,301 related to this agreement for the year ended December 31, 2001. As of December 31, 2000 and 1999, there were decreases in liabilities for future policy benefits of $1,334 and $1,277, respectively.

At December 31, 2001, the Company had $18 of commitments to fund mortgage loans. There were no such commitments at December 31, 2000 (see Note 2).

8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                 2001                         2000
                                                                        Carrying         Fair        Carrying         Fair
Financial Assets                                                          value          value         value          value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  405,816    $  404,427
   Available-for-sale securities                                       1,037,153     1,037,153        538,438       538,438
Common stocks                                                                179           179          1,286         1,286
Mortgage loans on real estate                                            124,705       130,920        144,121       148,119
Cash and cash equivalents                                                 17,365        17,365         39,213        39,213
Separate account assets                                                1,418,527     1,418,527      1,667,031     1,667,031
                                                                       ---------     ---------      ---------     ---------
Financial Liabilities
Future policy benefits for fixed annuities                            $  679,593    $  662,166     $  679,446    $  660,663
Separate account liabilities                                           1,244,282     1,201,652      1,461,266     1,411,203
                                                                       ---------     ---------      ---------     ---------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $91,143 and $85,154 , respectively, and policy loans of $5,754 and $6,174, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $174,245 and $205,765, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

9. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                                          2001          2000          1999
Net income, per accompanying financial statements                                      $ 8,016        $40,083       $38,324
Deferred policy acquisition costs                                                       (9,584)        (9,406)       (6,015)
Adjustments of future policy benefit liabilities                                        (3,064)        (1,657)       (4,615)
Deferred income tax (benefit) expense                                                   (4,763)         1,898         2,196
Provision (reduction) for losses on investments                                         (1,314)           817          (161)
Interest maintenance reserves gain/loss transfer and amortization                        5,797           (126)         (154)
Adjustment to separate account reserves                                                 (3,636)          (408)        5,498
Other, net                                                                                 552            486           766
                                                                                           ---            ---           ---
Statutory-basis net (loss) income                                                      $(7,996)       $31,687       $35,839
                                                                                       =======        =======       =======

                                                                                          2001          2000          1999
Stockholder's equity, per accompanying financial statements                          $ 316,463      $ 309,535     $ 279,810
Deferred policy acquisition costs                                                     (155,996)      (146,035)     (136,229)
Adjustments of future policy benefit liabilities                                         6,165          4,609         2,845
Deferred income tax liabilities (assets)                                                 3,782            516        (3,881)
Asset valuation reserve                                                                (11,195)       (16,421)      (16,164)
Adjustments of separate account liabilities                                             57,677         61,313        61,721
Adjustments of investments to amortized cost                                            (7,094)        17,467        23,440
Premiums due, deferred and in advance                                                    1,383          1,433         1,485
Deferred revenue liability                                                               5,102          4,100         3,021
Reserves for mortgage loan losses                                                          805            304         1,200
Non-admitted assets                                                                     (2,772)        (6,067)         (421)
Interest maintenance reserve                                                             2,515         (3,282)       (3,155)
Other, net                                                                             (12,911)        (8,683)       (5,416)
                                                                                       -------         ------        ------
Statutory-basis capital and surplus                                                  $ 203,924      $ 218,789     $ 208,256
                                                                                     =========      =========     =========

IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203
(800) 541-2251

                                                                S-6419 A (1/03)

(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

     To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorney's fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 205 OF THE
               NATIONAL SECURITIES MARKET IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

This filing is made pursuant to Rule 6c-3 and 6e-3 (T) under the Investment Company Act of 1940.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 4
                    TO REGISTRATION STATEMENT NO. 333-44644

This Post-Effective Amendment No. 4 to Registration Statement No. 333-44644 comprises the following papers and documents:

   The facing sheet.

   The prospectus consisting of 123 pages.

   The undertakings to file reports.

   The signatures.

   The following exhibits:

1. A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

      (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as
           Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

      (2)  Not applicable.

      (3)  (a)  Not applicable.

           (b) (1)  Form of Explanation of New York Sales Agreement*

               (2) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc.*

               (3) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York*

               (4)  Form  of  Field  Trainer's   Rider  to  Personal   Financial
                    Planner's Agreement.*

               (5) Form of District Manager's Rider to Personal Financial Planner's Agreement.*

               (6) Form of New York District Manager - Insurance Rider to Personal Financial Planner Agreement.*

               (7) Form of Division Manager's Agreement with IDS Financial Services Inc.*

               (8) Form of New York Division Manager - Insurance Rider to Division Manager's Agreement with IDS Financial Services Inc.*

               (9) Form of Field President Agreement with American Express Financial Advisors Inc.**

               (10) Form of Recruiting and Training  Manager  License  Agreement
                    with IDS Life Insurance Company of New York.**

               (11) Form of Group Vice President Agreement with American Express
                    Financial Advisors Inc.**

               (12) Form of IDS  Paraplanner  License  Agreement  with  IDS Life
                    Insurance Company of New York.**

           (c) (1) Schedules of Sales Commissions for VUL-3 filed electronically as Exhibit 1.A.3(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

           (c) (2) Schedules of Sales Commissions for VUL IV-NY/VUL IV ES-NY is filed electronically herewith.

      (4)  Not applicable.

      (5) (a)(1) Flexible Premium Variable Life Insurance Policy (VUL3-NY) filed electronically as Exhibit 1.A. (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

          (a)(2) Flexible Premium Variable Life Insurance Policy Endorsement to be filed by amendment.

          (b) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A. (5)(b) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

          (c) Accidental Death Benefit Rider filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

          (d) Other Insured Rider filed electronically as Exhibit 1.A. (5)(d) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

          (e) Children's Term Insurance Rider filed electronically as Exhibit 1.A. (5)(e) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

          (f)    Automatic Increase Benefit Rider filed  electronically as
                 Exhibit 1.A. (5)(f) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

      (6) (a) Certificate of Incorporation of IDS Life Insurance Company of New York, dated July 23, 1957.*

          (b)  Amended By-Laws of IDS Life Insurance Company of New York.*

      (7)  Not applicable.

 8.1 Form of Investment Management and Services Agreement dated December 17, 1985, between IDS Life of New York and IDS Life of New York Series Fund, Inc.*

 8.2 Form of Investment Advisory Agreement dated July 11, 1984, between IDS Life of New York and IDS Financial Services Inc. relating to the Variable Account.*

 8.3          Addendum to Investment Management and Services Agreement.***

 8.4          Addendum to Investment Advisory Agreement.***

 8.5 Copy of Participation Agreement dated October 7, 1996 between IDS Life Insurance Company of New York and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.6 Copy of Participation Agreement dated July 31, 1996 between IDS Life Insurance Company of New York and TCI Portfolios, Inc. and Investors Research Corporation filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.7 Copy of Participation Agreement dated April 14, 2000 by and among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company of New York, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.8(a) Copy of Participation Agreement between IDS Life Insurance Company of New York and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors
              Securities Inc., dated October 7, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.9(a)       Copy  of  Participation   Agreement  among  Variable
              Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
              Exhibit 8.3(a) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.9(b)       Copy  of  Participation   Agreement  among  Variable
              Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
              Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.10 Copy of Participation Agreement between IDS Life Insurance Company of New York and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated October 7, 1996, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.11(a) Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as
              Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.12(a) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated September 29, 2000, filed as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

 8.13(a) Copy of Participation Agreement by and among IDS Life Insurance Company of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated October 7, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

 8.14 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company of New York dated August 30, 1999, filed electronically as Exhibit 8.13 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

 (9)          None.

 (10)(a) Application form for the Flexible Premium Variable Life Insurance Policy.**

     (b)      Application form for Life and Disability Income Insurance.**

 (11) IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A. (11) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3.       Not applicable.

4.       Not applicable.

5.       Not applicable.

6. Actuarial Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President - Insurance Product Development is filed electronically herewith.

7.       Written actuarial consent of Mark Gorham, F.S.A.,  M.A.A.A.,
         Vice President - Insurance Product Development is filed electronically herewith.

8. Written auditor consent of Ernst & Young LLP is filed electronically herewith.

9.(a)    Power of Attorney to sign  amendments to this  Registration  Statement
         dated   April 25, 2001, filed electronically as Exhibit 9 to
         Post-Effective Amendment No. 1 to Registration Statement No. 333-44644 is incorporated herein by reference.

9.(b) Power of Attorney to sign amendments to this Registration Statement dated November 5, 2002 filed electronically as Exhibit (9)(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-44644 is incorporated herein by reference.

10. Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.

* All of these exhibits are incorporated by reference to Amendment No. 3 to the Registration Statement to form N-8B-2 File No. 811-05213.

** All of these exhibits are incorporated by reference to Amendment No. 4 to the Registration Statement to form N-8B-2 File No. 811-05213.

*** All of these exhibits are incorporated by reference to the original Registration Statement to form S-6, File No. 333-42257

**** All of these exhibits are incorporated by reference to Pre-Effective No. 1 to the Registration Statement to Form S-6, File No. 333-42257.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 15th day of January, 2003.


                         IDS Life of New York Account 8
                         -----------------------------------------------------
                                           (Registrant)

                         By IDS Life Insurance Company of New York
                         -----------------------------------------
                                           (Sponsor)

                         By /s/   Timothy V. Bechtold*
                         -----------------------------------------------------
                                  Timothy V. Bechtold
                                  Director, President and Chief Executive
                                  Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 15th day of January, 2003:

Signature                                Title

/s/  Timothy V. Bechtold*              Director, President and Chief
------------------------------------   Executive Officer
     Timothy V. Bechtold

/s/  Gumer C. Alvero*                  Director and Vice President - Annuities
------------------------------------
     Gumer C. Alvero

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
------------------------------------   Officer, Consumer Affairs Officer and
     Maureen A. Buckley                Claims Officer

                                       Director
------------------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
------------------------------------
     Robert R. Grew

/s/  Carol A. Holton*                  Director
------------------------------------
     Carol A. Holton

/s/  Jean B. Keffeler*                 Director
------------------------------------
     Jean B. Keffeler

/s/  Stephen M. Lobo**                 Director
------------------------------------
     Stephen M. Lobo

/s/  Eric L. Marhoun*                  Director, General Counsel and Secretary
------------------------------------
     Eric L. Marhoun

/s/  Thomas R. McBurney*               Director
------------------------------------
     Thomas R. McBurney

/s/  Edward J. Muhl*                   Director
------------------------------------
     Edward J. Muhl

/s/  Thomas V. Nicolosi*               Director
------------------------------------
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                Director
------------------------------------
     Stephen P. Norman

/s/  Richard M. Starr*                 Director
------------------------------------
     Richard M. Starr

/s/  Philip C. Wentzel*                Vice President and Controller
------------------------------------
     Philip C. Wentzel

/s/  Michael R. Woodward*              Director
------------------------------------
     Michael R. Woodward


 * Signed pursuant to Power of Attorney dated April 25, 2001, filed electronically as Exhibit 9 is incorporated by reference.

** Signed pursuant to Power of Attorney dated November 5, 2002, filed electronically as Exhibit 9(b) is incorporated by reference.

By:




/s/ Mary Ellyn Minenko
---------------------------------
    Mary Ellyn Minenko
    Counsel